UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21944
                                                    -----------

                      First Trust Exchange-Traded Fund II
          ------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          ------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          ------------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                     Date of fiscal year end: September 30
                                             --------------

                  Date of reporting period: September 30, 2015
                                           --------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund II
---------------------------------------------------------------------


First Trust STOXX(R) European Select Dividend Index Fund (FDD)
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR) First Trust Dow Jones Global Select Dividend Index Fund (FGD)
First Trust ISE Global Wind Energy Index Fund (FAN)
First Trust ISE Global Engineering and Construction Index Fund (FLM)
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (GRID) First Trust ISE Global Copper Index Fund (CU)
First Trust ISE Global Platinum Index Fund (PLTM)
First Trust BICK Index Fund (BICK)
First Trust NASDAQ CEA Smartphone Index Fund (FONE)
First Trust NASDAQ Global Auto Index Fund (CARZ)
First Trust ISE Cloud Computing Index Fund (SKYY)
First Trust International IPO ETF (FPXI)
First Trust NASDAQ CEA Cybersecurity ETF (CIBR)


----------------------
    Annual Report
  September 30, 2015
----------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
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                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2015

Shareholder Letter .......................................................................    2
Market Overview ..........................................................................    3
Fund Performance Overview
      First Trust STOXX(R) European Select Dividend Index Fund (FDD) .....................    4
      First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR) ........    6
      First Trust Dow Jones Global Select Dividend Index Fund (FGD) ......................    8
      First Trust ISE Global Wind Energy Index Fund (FAN) ................................   10
      First Trust ISE Global Engineering and Construction Index Fund (FLM) ...............   12
      First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (GRID) ....   14
      First Trust ISE Global Copper Index Fund (CU) ......................................   16
      First Trust ISE Global Platinum Index Fund (PLTM) ..................................   18
      First Trust BICK Index Fund (BICK)                                                     20
      First Trust NASDAQ CEA Smartphone Index Fund (FONE) ................................   22
      First Trust NASDAQ Global Auto Index Fund (CARZ) ...................................   24
      First Trust ISE Cloud Computing Index Fund (SKYY) ..................................   26
      First Trust International IPO ETF (FPXI) ...........................................   28
      First Trust NASDAQ CEA Cybersecurity ETF (CIBR) ....................................   30
Notes to Fund Performance Overview .......................................................   32
Understanding Your Fund Expenses .........................................................   33
Portfolio of Investments
      First Trust STOXX(R) European Select Dividend Index Fund (FDD) .....................   35
      First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR) ........   37
      First Trust Dow Jones Global Select Dividend Index Fund (FGD) ......................   43
      First Trust ISE Global Wind Energy Index Fund (FAN) ................................   46
      First Trust ISE Global Engineering and Construction Index Fund (FLM) ...............   48
      First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (GRID) ....   51
      First Trust ISE Global Copper Index Fund (CU) ......................................   53
      First Trust ISE Global Platinum Index Fund (PLTM) ..................................   54
      First Trust BICK Index Fund (BICK) .................................................   55
      First Trust NASDAQ CEA Smartphone Index Fund (FONE).................................   57
      First Trust NASDAQ Global Auto Index Fund (CARZ) ...................................   60
      First Trust ISE Cloud Computing Index Fund (SKYY) ..................................   63
      First Trust International IPO ETF (FPXI) ...........................................   64
      First Trust NASDAQ CEA Cybersecurity ETF (CIBR) ....................................   66
Statements of Assets and Liabilities .....................................................   68
Statements of Operations .................................................................   72
Statements of Changes in Net Assets ......................................................   76
Financial Highlights .....................................................................   83
Notes to Financial Statements ............................................................   90
Report of Independent Registered Public Accounting Firm ..................................  101
Additional Information ...................................................................  102
Board of Trustees and Officers ...........................................................  115
Privacy Policy ...........................................................................  117

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--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund II (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               SEPTEMBER 30, 2015


Dear Shareholders:

Thank you for your investment in First Trust Exchange-Traded Fund II.

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended September 30, 2015, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

U.S. markets, fueled by accelerating growth and an accommodating Federal Reserve, enjoyed a prosperous year in 2014. However, most of 2015 has been volatile. Economic and global factors, such as the continued conflict in the Middle East and a sharp decline in oil prices, have impacted U.S. and global markets. Another factor that has weighed upon U.S. markets is the fact that many economists had been predicting that the Federal Reserve would begin to raise interest rates in 2015, which has still not happened.

As I have written previously, First Trust believes investors should always maintain perspective about the markets and have realistic expectations about their investments. Markets will always go up and down, but we believe that having a long-term investment horizon and being invested in quality products can help you reach your goals.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                                 ANNUAL REPORT
                               SEPTEMBER 30, 2015


ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 24 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE GLOBAL ECONOMY

In the current climate, investor sentiment is largely being shaped by three looming factors, in our opinion. They are as follows: slower economic growth and the stock market sell-off in China, uncertainty over the near-term direction of oil prices and the Federal Reserve's timetable for initiating its first increase of the federal funds target rate since June 2006. It has stood at 0-0.25% since December 2008. The S&P 500(R) Index posted its first correction in four years in August. The S&P 500(R) Index typically experiences a correction of 10% or more every 18 months, on average, according to Sam Stovall, chief stock strategist at S&P Capital IQ. Stovall also noted that it typically takes just four months for the index to recover from a correction, according to Kiplinger. The only major sector in the index that posted a positive total return in Q3 2015 was Utilities, up 5.40%, according to Bloomberg. Utilities are considered to be defensive in nature. The S&P 500(R) Index was down 6.44% in the quarter.

In early October 2015, the International Monetary Fund ("IMF") forecasted a global real GDP growth rate of 3.1% for 2015 and 3.6% for 2016, according to its own release. These projections, while positive, are well below the 5.4% global real GDP growth rate posted in 2010. The IMF is forecasting a 2.6% U.S. real GDP growth rate for 2015 and 2.8% for 2016, which would reflect a slight improvement from the 2.4% growth rate registered in 2010.

Like crude oil, many commodity prices are down over the past 12 months. While the price of a barrel of crude oil plunged by 50.54% over the past year, the broad basket of commodities known as the Thomson Reuters/CoreCommodity CRB Commodity Index declined by 30.44%, according to Bloomberg. Commodity prices are down due to softer demand, especially from China, and a strengthening U.S. dollar, in our opinion. China has stated that it is working to transition its $10 trillion-plus economy from one that is fueled by debt-driven investment and exports to one led by domestic consumption and services. China reported that its GDP for Q3 2015 rose 6.9% year-over-year, down slightly from the 7.0% growth rate posted in Q2 2015, according to Bloomberg.

GLOBAL EQUITIES MARKETS

U.S. investors continue to pour considerably more capital into foreign equities than U.S. equities. For the 12-month period ended September 30, 2015, investors funneled a net $204.4 billion into International Equity stock funds (open-end funds and ETFs), compared to net outflows totaling $11.7 billion for U.S. Equity funds, according to Morningstar. With respect to foreign equities, sentiment favored passive funds over actively managed funds. Of the combined $204.4 billion invested in International Equity stock funds over the past year, $167.5 billion of it went into passive funds. The same held true for U.S. Equity funds, with $138.5 billion going into passive funds, compared to net outflows from actively managed funds totaling $150.2 billion.

From a performance standpoint, for the 12-month period ended September 30, 2015, U.S. equities were down slightly, while major foreign indices were down by double-digits. The MSCI World Net (ex U.S.) and MSCI Emerging Markets Net indices posted total returns of -10.14% (USD) and -19.28% (USD), respectively, while the S&P 500(R) Index declined by 0.61%. Over that same 12-month period, the U.S. dollar was up 12.11% against a basket of major currencies, as measured by the U.S. Dollar Index (DXY).

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD)

First Trust STOXX(R) European Select Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the STOXX(R) Europe Select Dividend 30 Index (the "STOXX Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FDD." The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks that comprise the STOXX Index or in depositary receipts that may include American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts or other depositary receipts (collectively, the "Depositary Receipts") representing securities in the STOXX Index.

The STOXX Index consists of 30 high dividend-yielding securities selected from the STOXX(R) Europe 600 Index, including secondary lines of those companies (where there are multiple lines of equity capital in a company), which covers 18 European countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. In addition, a company must have a non-negative five-year dividend-per-share growth rate and a dividend-to-earnings ratio of 60% or less. The STOXX Index is compiled and maintained by STOXX Limited.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL               CUMULATIVE
                                                                           TOTAL RETURNS              TOTAL RETURNS
                                                           1 Year      5 Years     Inception      5 Years     Inception
                                                            Ended       Ended      (8/27/07)       Ended      (8/27/07)
                                                           9/30/15     9/30/15     to 9/30/15     9/30/15     to 9/30/15
FUND PERFORMANCE
 NAV                                                       -7.90%       2.65%        -6.41%       13.98%       -41.49%
 Market Price                                              -7.99%       2.62%        -6.43%       13.82%       -41.60%

INDEX PERFORMANCE
 STOXX(R) Europe Select Dividend 30 Index                  -7.88%       2.89%        -5.97%       15.32%       -39.22%
 STOXX(R) Europe 600 Index                                 -8.07%       4.82%        -0.33%       26.55%        -2.60%
 MSCI Europe Index                                         -9.33%       4.28%        -0.70%       23.33%        -5.55%
------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of -7.90% during the 12-month period covered by this report. During the same period, the benchmark MSCI Europe Index generated a return of -9.33%. U.S. dollar ("USD") denominated returns were hurt because the USD strengthened relative to many European currencies. The top-performing and contributing sector was the Consumer Staples sector with a 9.2% return. The sector was held at an average weighting of 5.7% over the period and contributed 0.6%. Standout names among this sector were Wm Morrison Supermarkets PLC (+15.7%) and J Sainsbury PLC (+2.0%). The Energy sector was the leading laggard in the Fund with a -46.6% return and a -5.1% contribution. There were three Energy securities held in the Fund over the period with an average return of -37.5% and an average weighting of 2.4%. On a relative basis, the Fund underperformed the benchmark primarily due to underperforming within the Energy sector by -13.5%. The benchmark had a more diversified position within the Energy sector having 23 securities over the time period with an average weighting of 0.2%. The Financials sector reversed about 3.6% of the drag. Because the Fund was overweight by 20.7% and outperformed the benchmark by 9.3%, this had a positive effect, even though the Financials sector had a negative return of -0.7% in the Fund.

------------
The STOXX(R) Europe Select Dividend 30 Index and the trademark used in the index name are the intellectual property of STOXX Limited, Zurich, Switzerland. The index is used under license from STOXX Limited. The Fund is in no way sponsored, endorsed, sold or promoted by STOXX and/or its licensors and neither STOXX Limited nor its licensors shall have any liability with respect thereto.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   47.80%
Utilities                                    14.80
Health Care                                   7.32
Telecommunication Services                    7.27
Industrials                                   6.82
Energy                                        6.78
Consumer Staples                              5.73
Consumer Discretionary                        3.48
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Amlin PLC                                     6.02%
J Sainsbury PLC                               5.74
SSE PLC                                       5.06
Swiss Re AG                                   4.11
Snam S.p.A.                                   3.91
Zurich Insurance Group AG                     3.90
Carillion PLC                                 3.88
GlaxoSmithKline PLC                           3.87
Provident Financial PLC                       3.83
Royal Dutch Shell PLC, Class B                3.82
                                            -------
     Total                                   44.14%
                                            =======


                              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                 AUGUST 27, 2007 - SEPTEMBER 30, 2015

           First Trust STOXX(R) European     STOXX(R) Europe Select     STOXX(R) Europe     MSCI Europe
           Select Dividend Index Fund        Dividend 30 Index          600 Index           Index
           -----------------------------     ----------------------     ---------------     -----------
8/27/07    $10,000                           $10,000                    $10,000             $10,000
9/30/07     10,323                            10,304                     10,622              10,636
3/31/08      8,841                             9,039                      9,670               9,675
9/30/08      5,562                             5,539                      7,333               7,347
3/31/09      3,201                             3,263                      4,836               4,846
9/30/09      5,182                             5,275                      7,484               7,462
3/31/10      5,053                             5,178                      7,600               7,565
9/30/10      5,133                             5,271                      7,697               7,658
3/31/11      5,682                             5,844                      8,574               8,520
9/30/11      4,789                             4,959                      6,786               6,754
3/31/12      5,151                             5,305                      7,927               7,877
9/30/12      5,159                             5,319                      7,987               7,923
3/31/13      5,154                             5,322                      8,807               8,707
9/30/13      5,845                             6,054                     10,001               9,843
3/31/14      6,539                             6,783                     11,066              10,842
9/30/14      6,353                             6,600                     10,596              10,416
3/31/15      6,244                             6,507                     10,528              10,307
9/30/15      5,851                             6,079                      9,741               9,444


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2010 through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                     AT/ABOVE NAV                                     BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/10 - 9/30/11         79         70          5          0            67         28          3          1
10/1/11 - 9/30/12         85         80         24          2            44         16          0          0
10/1/12 - 9/30/13        103        130          5          0            12          0          0          0
10/1/13 - 9/30/14        150         81          3          0            16          1          0          1
10/1/14 - 9/30/15        145         32          2          0            63         10          0          0

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the FTSE EPRA/NAREIT Developed Index (the "FTSE Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FFR." The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks that comprise the FTSE Index or in Depositary Receipts representing securities in the FTSE Index.

The FTSE Index is compiled and maintained by FTSE International Limited. The FTSE Index is modified market cap weighted based on free float market capitalization and tracks the performance of listed real estate companies or real estate investment trusts ("REITs") in the FTSE EPRA/NAREIT North America Series, the FTSE EPRA/NAREIT Europe Series and the FTSE EPRA/NAREIT Asia Series.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL               CUMULATIVE
                                                                           TOTAL RETURNS              TOTAL RETURNS
                                                           1 Year      5 Years     Inception      5 Years      Inception
                                                            Ended       Ended      (8/27/07)       Ended       (8/27/07)
                                                           9/30/15     9/30/15     to 9/30/15     9/30/15     to 9/30/15
FUND PERFORMANCE
 NAV                                                        2.97%       7.48%        1.13%        43.42%         9.52%
 Market Price                                               2.52%       7.37%        1.09%        42.67%         9.21%

INDEX PERFORMANCE
 FTSE EPRA/NAREIT Developed Index                           3.58%       8.32%        1.99%        49.12%        17.33%
 S&P Global REIT Index                                      4.11%       9.06%        2.00%        54.32%        17.41%
 MSCI World REIT Index                                      4.99%       9.34%        1.34%        56.30%        11.34%
------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 2.97% during the 12-month period covered by this report. During the same period, the benchmark S&P Global REIT Index generated a return of 4.11%. U.S. REITs were the top-contributing holdings to the Fund's performance, contributing 5.4%, with an average weighting of 52.9%. Simon Property Group, Inc. was the largest U.S. REIT held in the Fund, with a 4.6% average weighting and returning 9.8%. The top-performing U.S. REIT was Associated Estates Realty Corp., returning 68.9%, but only contributing 0.05% due to its low weighting of 0.1% in the Fund. On a relative basis, the Fund underperformed the benchmark primarily due to Hong Kong REITs, where the Fund held an average weighting of 7.4% and returned -7.3%. The benchmark however had an average weighting of only 1.6% and returned 2.5%. Due to the Fund being overweight Hong Kong by 5.7% and underperforming by -9.8%, this caused a -0.98% drag on relative performance. Sun Hung Kai Properties Ltd. was the lead cause of the drag (-0.23%) due to its high weighting of 1.9% and poor performance of -5.3% in the Fund. Some of the underperformance was reversed due to the Fund not having any position in Mexican REITs, which the benchmark held at an average weighting of 0.98% and returned -28.9%. This caused a relative 0.4% effect on performance.

------------
The FTSE EPRA/NAREIT Developed Index is calculated by FTSE International Limited ("FTSE"). FTSE does not sponsor, endorse or promote the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund. All copyright in the index values and constituent list vests in FTSE and/or its licensors. First Trust and the Fund have obtained full license from FTSE to use such copyright in the creation of the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund. "FTSE(R)", "FT-SE(R)" and "Footsie(R)" are trademarks jointly owned by the London Stock Exchange Plc and the Financial Times Limited and are used by FTSE under license. "NAREIT(R)" is the trademark of the National Association of Real Estate Investment Trusts and "EPRA(R)" is the trademark of the European Public Real Estate Association and are used by FTSE under license.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   99.77%
Health Care                                   0.17
Consumer Discretionary                        0.06
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Simon Property Group, Inc.                    4.58%
Public Storage                                2.46
Equity Residential                            2.17
Mitsui Fudosan Co., Ltd.                      2.10
Mitsubishi Estate Co., Ltd.                   2.08
Unibail-Rodamco SE                            2.05
Welltower, Inc.                               1.90
AvalonBay Communities, Inc.                   1.84
Sun Hung Kai Properties Ltd.                  1.75
Cheung Kong Property Holdings Ltd.            1.66
                                            -------
     Total                                   22.59%
                                            =======


                             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                 AUGUST 27, 2007 - SEPTEMBER 30, 2015

            First Trust FTSE EPRA/ NAREIT Developed    FTSE EPRA/NAREIT     S&P Global     MSCI World
            Markets Real Estate Index Fund             Developed Index      REIT Index     REIT Index
            --------------------------------------     ----------------     ----------     ----------
8/27/07     $10,000                                    $10,000              $10,000        $10,000
9/30/07      10,686                                     10,693               10,581         10,656
3/31/08       9,012                                      9,057                9,112          9,061
9/30/08       7,443                                      7,420                7,905          7,901
3/31/09       3,849                                      3,909                3,762          3,678
9/30/09       6,500                                      6,645                6,368          6,086
3/31/10       7,022                                      7,212                6,985          6,578
9/30/10       7,636                                      7,868                7,608          7,124
3/31/11       8,314                                      8,606                8,557          8,108
9/30/11       7,012                                      7,327                7,481          7,136
3/31/12       8,517                                      8,881                9,051          8,602
9/30/12       9,131                                      9,568                9,636          9,248
3/31/13      10,251                                     10,768               10,771         10,122
9/30/13      10,046                                     10,616               10,281          9,634
3/31/14      10,356                                     10,989               10,892         10,127
9/30/14      10,635                                     11,329               11,278         10,606
3/31/15      11,925                                     12,754               12,819         11,960
9/30/15      10,951                                     11,734               11,742         11,136


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2010 through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/10 - 9/30/11        154         31          1          0            57         10          0          0
10/1/11 - 9/30/12        123         21          0          0           104          3          0          0
10/1/12 - 9/30/13        162         30          0          0            55          1          2          0
10/1/13 - 9/30/14        158         21          0          0            70          3          0          0
10/1/14 - 9/30/15         67         14          0          0           127         44          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)

First Trust Dow Jones Global Select Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Global Select Dividend Index(SM) (the "Select Dividend Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FGD." The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Select Dividend Index or in Depositary Receipts representing securities in the Select Dividend Index.

The Select Dividend Index is an indicated annual dividend yield weighted index of 100 stocks selected from the developed-market portion of the Dow Jones World Index(SM). Indicated annual dividend yield is a stock's unadjusted indicated annual dividend (not including any special dividends) divided by its unadjusted price.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL               CUMULATIVE
                                                                           TOTAL RETURNS              TOTAL RETURNS
                                                           1 Year      5 Years     Inception      5 Years     Inception
                                                            Ended       Ended      (11/21/07)      Ended      (11/21/07)
                                                           9/30/15     9/30/15     to 9/30/15     9/30/15     to 9/30/15
FUND PERFORMANCE
 NAV                                                       -14.51%      4.20%        0.80%        22.86%         6.50%
 Market Price                                              -14.48%      4.07%        0.75%        22.09%         6.08%

INDEX PERFORMANCE
 Dow Jones Global Select Dividend Index(SM)                -14.84%      4.17%        0.89%        22.68%         7.25%
 Dow Jones World Developed Markets Index(SM)                -4.65%      8.62%        3.05%        51.18%        26.60%
 MSCI World Index                                           -5.09%      8.29%        2.50%        48.89%        21.37%
------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -14.51% during the 12-month period covered by this report. During the same period, the benchmark MSCI World Index generated a return of -5.09%. The top-contributing countries to the Fund's performance were United Kingdom and Japan, with a 0.5% and 0.3% contribution to return and a 5.7% and 49.1% return, respectively. The pound and the yen were also two of the stronger currencies among the various countries represented in the Fund. Standout names within the United Kingdom were Amlin PLC (+53.8%) and Provident Financial PLC (+42.7%). Norway, which had the weakest currency, had a -67.1% return, -23.6% of which was a result of the weakening Norwegian Krone. On a relative basis, the Fund underperformed the benchmark primarily due to being overweight (+14.7%) and underperforming (-5.2%) Australia. This caused a -3.8% drag on relative performance. The underperformance was reversed (2.1%) by the Fund's holdings in the United Kingdom due to the Fund significantly outperforming the benchmark by 17.9%.

------------
Dow Jones and Dow Jones Global Select Dividend Index(SM) are trademarks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust and the Fund. The Fund, based on the Dow Jones Global Select Dividend Index(SM), is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of trading or investing in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   20.84%
Utilities                                    15.57
Telecommunication Services                   15.00
Consumer Discretionary                       13.16
Energy                                       12.43
Industrials                                  12.24
Materials                                     3.60
Consumer Staples                              3.00
Health Care                                   2.23
Information Technology                        1.93
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Lancashire Holdings Ltd.                      2.74%
Swiss Re AG                                   1.76
Woodside Petroleum Ltd.                       1.74
Manitoba Telecom Services, Inc.               1.68
Amlin PLC                                     1.67
JB Hi-Fi Ltd.                                 1.62
Noble Corp. PLC                               1.55
Ladbrokes PLC                                 1.45
TECO Energy, Inc.                             1.44
Nokian Renkaat OYJ                            1.43
                                            -------
     Total                                   17.08%
                                            =======


                                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      NOVEMBER 21, 2007 - SEPTEMBER 30, 2015

            First Trust Dow Jones Global      Dow Jones Global Select     Dow Jones World Developed     MSCI World
            Select Dividend Index Fund        Dividend Index(SM)          Markets Index(SM)             Index
            ----------------------------      -----------------------     -------------------------     ----------
11/21/07    $10,000                           $10,000                     $10,000                       $10,000
3/31/08       9,345                             9,397                       9,379                         9,378
9/30/08       7,028                             6,951                       7,816                         7,815
3/31/09       4,375                             4,397                       5,416                         5,385
9/30/09       7,857                             7,903                       7,765                         7,636
3/31/10       8,160                             8,231                       8,381                         8,204
9/30/10       8,669                             8,742                       8,372                         8,152
3/31/11       9,654                             9,748                       9,611                         9,308
9/30/11       8,533                             8,669                       8,023                         7,798
3/31/12       9,652                             9,719                       9,642                         9,360
9/30/12      10,033                            10,121                       9,761                         9,482
3/31/13      10,553                            10,640                      10,854                        10,470
9/30/13      11,477                            11,491                      11,854                        11,398
3/31/14      12,619                            12,761                      12,996                        12,465
9/30/14      12,459                            12,594                      13,274                        12,788
3/31/15      12,094                            12,236                      13,781                        13,216
9/30/15      10,651                            10,725                      12,658                        12,138


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2010 through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/10 - 9/30/11        109         82          1          0            52          7          2          0
10/1/11 - 9/30/12        160         51          0          0            35          5          0          0
10/1/12 - 9/30/13        195         23          0          0            32          0          0          0
10/1/13 - 9/30/14        219         16          0          0            17          0          0          0
10/1/14 - 9/30/15        105          3          0          0           136          8          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND (FAN)

First Trust ISE Global Wind Energy Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Global Wind Energy(TM) Index (the "ISE Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FAN." The Fund will normally invest at least 90% of its net assets (plus any borrowings for investment purposes) in common stocks that comprise the ISE Index or in Depositary Receipts representing securities in the ISE Index.

The ISE Index was developed and is owned by the International Securities Exchange, LLC, in consultation with Standard & Poor's, a Division of The McGraw-Hill Companies, Inc., which calculates and maintains the ISE Index. The ISE Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the wind energy industry based on analysis of the products and services offered by those companies.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL               CUMULATIVE
                                                                           TOTAL RETURNS              TOTAL RETURNS
                                                           1 Year      5 Years     Inception      5 Years     Inception
                                                            Ended       Ended      (6/16/08)       Ended      (6/16/08)
                                                           9/30/15     9/30/15     to 9/30/15     9/30/15     to 9/30/15
FUND PERFORMANCE
 NAV                                                       -7.37%       1.65%       -12.28%        8.54%       -61.53%
 Market Price                                              -7.41%       1.60%       -12.35%        8.26%       -61.74%

INDEX PERFORMANCE
 ISE Global Wind Energy(TM) Index                          -6.77%       2.35%       -11.59%       12.34%       -59.26%
 Russell 3000(R) Index                                     -0.49%      13.28%         7.22%       86.54%        66.26%
 MSCI World Index                                          -5.09%       8.29%         3.20%       48.89%        25.81%
------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -7.37% during the 12-month period covered by this report. During the same period, the benchmark MSCI World Index generated a return of -5.09%. Denmark, one of the largest producers of offshore wind power, was the top-contributing (+2.6%) and performing (+52.7%) country in the Fund. The United States was the worst-contributing (-2.7%) and one of the worst-performing (-18.7%) countries held in the Fund. Spain, the heaviest weighted country, was the second best contributor (+1.8%) and performer (+26.2%). Currency movements were a detractor from the Fund's return, as the dollar strengthened versus many of the Fund's securities traded currencies. In total, currency movements decreased the Fund's return by -8.3%. On a relative basis, the Fund underperformed the benchmark. Some of the underperformance (4.5%) was caused from being underweight the United States by 43.6% and underperforming by -18.1%. The drag was reversed by 13.1% by the Fund's holdings in Denmark which were overweight compared to the benchmark by 8.1% and outperformed the benchmark by 27.1%.

------------
"International Securities Exchange(R)", "ISE(R)" and "ISE Global Wind Energy(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Global Wind Energy(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(R) and the International Securities Exchange(R) makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND (FAN) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Utilities                                    50.60%
Industrials                                  45.06
Energy                                        3.52
Consumer Discretionary                        0.46
Materials                                     0.36
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Vestas Wind Systems A/S                       8.80%
Iberdrola S.A.                                8.01
China Longyuan Power Group Corp.,
   Ltd., Class H                              7.83
Nordex SE                                     7.65
Gamesa Corp. Tecnologica S.A.                 6.09
EDP Renovaveis S.A.                           5.95
PNE Wind AG                                   4.70
Greentech Energy Systems A/S                  4.27
Concord New Energy Group Ltd.                 4.27
Infigen Energy                                4.21
                                            -------
     Total                                   61.78%
                                            =======


                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                              JUNE 16, 2008 - SEPTEMBER 30, 2015

            First Trust ISE Global          ISE Global Wind      Russell 3000(R)     MSCI World
            Wind Energy Index Fund          Energy(TM) Index     Index               Index
            ---------------------------     ----------------     ---------------     ----------
6/16/08     $10,000                         $10,000              $10,000             $10,000
9/30/08       6,370                           6,314                8,583               8,101
3/31/09       3,502                           3,515                5,912               5,582
9/30/09       5,461                           5,512                8,032               7,916
3/31/10       4,574                           4,646                9,011               8,505
9/30/10       3,544                           3,626                8,912               8,451
3/31/11       4,061                           4,162               10,579               9,649
9/30/11       2,819                           2,917                8,961               8,083
3/31/12       2,736                           2,827               11,340               9,702
9/30/12       2,364                           2,458               11,667               9,828
3/31/13       2,713                           2,821               12,991              10,852
9/30/13       3,703                           3,872               14,187              11,814
3/31/14       4,313                           4,528               15,929              12,920
9/30/14       4,154                           4,370               16,706              13,255
3/31/15       3,998                           4,227               17,897              13,699
9/30/15       3,848                           4,075               16,623              12,581


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2010 through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/10 - 9/30/11         69         20          0          0           106         48         10          0
10/1/11 - 9/30/12         12          1          0          0            78        135         25          0
10/1/12 - 9/30/13         39         23          2          0           126         57          3          0
10/1/13 - 9/30/14        123         31          0          0            83         15          0          0
10/1/14 - 9/30/15         58          8          0          0           130         53          2          1

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND (FLM)

First Trust ISE Global Engineering and Construction Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the ISE Global Engineering and Construction(TM) Index (the "Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FLM." The Fund will normally invest in at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks that comprise the Index or in Depositary Receipts representing securities in the Index.

The Index is developed and owned by the International Securities Exchange, LLC, in consultation with Standard & Poor's, a Division of The McGraw-Hill Companies, Inc., which calculates and maintains the Index. The Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the engineering and construction industries, based on analysis of the products and services offered by those companies.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL               CUMULATIVE
                                                                           TOTAL RETURNS              TOTAL RETURNS
                                                           1 Year      5 Years     Inception      5 Years     Inception
                                                            Ended       Ended      (10/13/08)      Ended      (10/13/08)
                                                           9/30/15     9/30/15     to 9/30/15     9/30/15     to 9/30/15
FUND PERFORMANCE
 NAV                                                       -7.19%       3.90%         7.34%       21.10%        63.74%
 Market Price                                              -7.06%       3.91%         7.32%       21.13%        63.51%

INDEX PERFORMANCE
 ISE Global Engineering and
    Construction(TM) Index                                 -5.52%       5.14%         9.20%       28.46%        84.57%
 Russell 3000(R) Index                                     -0.49%      13.28%        12.45%       86.54%       126.35%
 MSCI World Industrials Index                              -6.97%       7.61%         9.67%       44.31%        90.22%
------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -7.19% during the 12-month period covered by this report. During the same period, the benchmark MSCI World Industrials Index generated a return of -6.97%. Both of the Fund's Hong Kong securities led the way in contribution (+4.5%) and return (+52.9%). China Communications Construction Co., Ltd. contributed 2.4%, with a return of 75.2%, and an average weighting of 3.4%. Mota-Engil SGPS S.A., the Fund's only security of a company domiciled in Portugal, made Portugal the worst-performing country, returning -51.7%. The small weighting of Mota-Engil led to a negative contribution of -0.02%. Currency movements were a detractor from the Fund's return, as the dollar strengthened versus many of the Fund's securities traded currencies. In total, currency movements decreased the Fund's return by -7.7%. On a relative basis, the Fund underperformed the benchmark. Obrascon Huarte Lain S.A., domiciled in Spain, contributed to -0.9% of relative performance due the Fund's weighting (+1.3%) versus the benchmark (0%) and underperformance (-59.9%) versus the benchmark (0%). Spain, as a whole, created a -2.4% drag. Hong Kong reversed about 4.8% of underperformance due to its larger weighting in the Fund by 7.8% and 54.9% overperformance.

------------
"International Securities Exchange(R)", "ISE(R)" and "ISE Global Engineering and Construction(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Global Engineering and Construction(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(R) and the International Securities Exchange(R) makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND (FLM) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                  93.88%
Energy                                        5.32
Utilities                                     0.80
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Vinci S.A.                                    3.97%
Taisei Corp.                                  3.89
Obayashi Corp.                                3.60
Bouygues S.A.                                 3.13
Kajima Corp.                                  3.10
Shimizu Corp.                                 3.06
Skanska AB, Class B                           2.93
ACS Actividades de Construccion y
   Servicios S.A.                             2.92
Quanta Services, Inc.                         2.88
Jacobs Engineering Group, Inc.                2.85
                                            -------
     Total                                   32.33%
                                            =======


                                      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                         OCTOBER 13, 2008 - SEPTEMBER 30, 2015

            First Trust ISE Global Engineering     ISE Global Engineering and     Russell 3000(R)     MSCI World
            and Construction Index Fund            Construction(TM) Index         Index               Industrials Index
            ----------------------------------     --------------------------     ---------------     -----------------
10/13/08    $10,000                                $10,000                        $10,000             $10,000
3/31/09       8,987                                  9,388                          8,048               7,741
9/30/09      13,384                                 14,103                         10,935              11,514
3/31/10      13,471                                 14,263                         12,268              12,962
9/30/10      13,522                                 14,368                         12,133              13,181
3/31/11      16,744                                 17,882                         14,403              15,709
9/30/11      11,724                                 12,719                         12,200              12,195
3/31/12      14,306                                 15,435                         15,439              15,069
9/30/12      13,826                                 15,022                         15,884              14,746
3/31/13      15,249                                 16,595                         17,687              16,942
9/30/13      17,288                                 18,979                         19,315              18,901
3/31/14      18,939                                 20,875                         21,687              20,608
9/30/14      17,644                                 19,533                         22,745              20,445
3/31/15      17,189                                 19,318                         24,367              21,165
9/30/15      16,376                                 18,456                         22,632              19,021


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2010 through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/10 - 9/30/11        131         12          1          0            89         20          0          0
10/1/11 - 9/30/12         90          2          0          0           145         14          0          0
10/1/12 - 9/30/13         54          1          0          0           182         13          0          0
10/1/13 - 9/30/14        109          0          0          0           136          7          0          0
10/1/14 - 9/30/15         62          2          1          0           170         17          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)

First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX(R) Clean Edge(R) Smart Grid Infrastructure Index(SM) (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market LLC under the ticker symbol "GRID." The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index or in Depositary Receipts representing securities in the Index.

The Index is designed to act as a transparent and liquid benchmark for the grid and electric energy infrastructure sector. The Index includes companies that are primarily engaged and involved in electric grid, electric meters and devices, networks, energy storage and management, and enabling software used by the smart grid infrastructure sector. Clean Edge, Inc. provides a list of companies to be included in the Index to The NASDAQ OMX Group, Inc., which then compiles the Index.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL               CUMULATIVE
                                                                           TOTAL RETURNS              TOTAL RETURNS
                                                           1 Year      5 Years     Inception      5 Years     Inception
                                                            Ended       Ended      (11/16/09)      Ended      (11/16/09)
                                                           9/30/15     9/30/15     to 9/30/15     9/30/15     to 9/30/15
FUND PERFORMANCE
 NAV                                                        -9.97%      1.91%         1.89%        9.94%        11.63%
 Market Price                                              -10.27%      1.83%         1.79%        9.50%        10.96%

INDEX PERFORMANCE
 NASDAQ OMX(R) Clean Edge(R) Smart Grid
    Infrastructure Index(SM)                                -9.53%      2.71%         2.71%       14.29%        16.99%
 Russell 3000(R) Index                                      -0.49%     13.28%        12.34%       86.54%        97.98%
 S&P Composite 1500 Industrials Index                       -3.58%     12.58%        12.86%       80.88%       103.46%
 MSCI World Industrials Index                               -6.97%      7.61%         8.18%       44.31%        58.70%
------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -9.97% during the 12-month period covered by this report. During the same period, the benchmark S&P Composite 1500 Industrials Index generated a return of -3.58%. The Communications Equipment industry was the top-performing industry with a return of 57.2%, however due to the industry's small weighting of 0.02%, the contribution was limited to 0.01%. The top-contributing industry to the Fund was the Semiconductors & Semiconductor Equipment industry, which was held at an average weighting of 4.3%, and contributed 1.4%. The worst-contributing industry was the Electrical Equipment industry with a -5.1% contribution. The Electrical Equipment industry was held at an average weighting of 32.6% and returned -14.9% over the period. On a relative basis, the Fund underperformed the benchmark. Several industries contributed to this, but in particular, the Electrical Equipment industry had significant impact due to being 27.1% overweight. The Semiconductors & Semiconductor Equipment industry reversed 1.5% of drag as the benchmark did not have any holdings in this well-performing industry.

------------
NASDAQ(R) and Clean Edge(R) are the registered trademarks (the "Marks") of The Nasdaq OMX Group, Inc. ("Nasdaq(R)") and Clean Edge, Inc. ("Clean Edge(R)") respectively. Nasdaq(R) and Clean Edge(R) are, collectively with their affiliates, the "Corporations." The Index and Marks are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                  53.11%
Information Technology                       23.76
Utilities                                    19.16
Consumer Discretionary                        3.97
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Red Electrica Corp. S.A.                      8.58%
ITC Holdings Corp.                            8.41
Prysmian S.p.A.                               7.98
ABB Ltd.                                      7.56
Schneider Electric SE                         7.32
Advanced Energy Industries, Inc.              4.47
Itron, Inc.                                   4.39
Quanta Services, Inc.                         4.12
Badger Meter, Inc.                            4.11
ESCO Technologies, Inc.                       4.10
                                            -------
     Total                                   61.04%
                                            =======


                                      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                        NOVEMBER 16, 2009 - SEPTEMBER 30, 2015

            First Trust NASDAQ(R)         NASDAQ OMX(R)                   Russell     S&P 1500              MSCI World
            Clean Edge(R) Smart Grid      Clean Edge(R) Smart Grid        3000(R)     Composite             Industrials
            Infrastructure Index Fund     Infrastructure Index(SM)        Index       Industrials Index     Index
            -------------------------     ---------------------------     -------     -----------------     -----------
11/16/09    $10,000                       $10,000                         $10,000     $10,000               $10,000
3/31/10      10,257                        10,297                          10,731      11,205                10,814
9/30/10      10,154                        10,236                          10,614      11,249                10,997
3/31/11      11,775                        11,912                          12,600      13,832                13,106
9/30/11       8,161                         8,341                          10,672      10,743                10,174
3/31/12       9,553                         9,741                          13,505      14,081                12,572
9/30/12       9,860                        10,103                          13,895      14,004                12,302
3/31/13      10,996                        11,314                          15,472      16,373                14,134
9/30/13      11,678                        12,082                          16,896      18,307                15,769
3/31/14      13,450                        13,973                          18,971      20,766                17,193
9/30/14      12,401                        12,931                          19,897      21,102                17,057
3/31/15      12,583                        13,168                          21,316      22,495                17,657
9/30/15      11,164                        11,698                          19,798      20,347                15,868


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2010 through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/10 - 9/30/11         54          3          0          0           182         14          0          0
10/1/11 - 9/30/12         22          7          0          1           187         34          0          0
10/1/12 - 9/30/13         26         17          0          0           154         53          0          0
10/1/13 - 9/30/14        186         15          0          0            44          7          0          0
10/1/14 - 9/30/15         72         28         13          2            99         32          4          2

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE GLOBAL COPPER INDEX FUND (CU)

First Trust ISE Global Copper Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Global Copper(TM) Index (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market LLC under the ticker symbol "CU." The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in securities that comprise the Index or in Depositary Receipts representing securities in the Index.

The Index is developed and owned by International Securities Exchange, LLC. The Index is designed to provide a benchmark for investors interested in tracking public companies that are active in the copper mining business based on analysis of revenue derived from the sale of copper. Issuers of component securities must be actively engaged in some aspect of the copper mining business such as copper mining, refining or exploration.

Effective on or about the close of business on December 21, 2015, the new investment objective for the Fund will be to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Indxx Global Natural Resources Income Index. In addition, the Fund will change its name to First Trust Indxx Global Natural Resources Income ETF. The Fund will continue to list and trade its shares on NASDAQ but will change its ticker symbol to "FTRI." When these changes are effective, the Fund's shares will also trade under a new CUSIP number.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL               CUMULATIVE
                                                                           TOTAL RETURNS              TOTAL RETURNS
                                                           1 Year      5 Years     Inception      5 Years     Inception
                                                            Ended       Ended      (3/11/10)       Ended      (3/11/10)
                                                           9/30/15     9/30/15     to 9/30/15     9/30/15     to 9/30/15
FUND PERFORMANCE
 NAV                                                       -47.50%     -18.04%      -14.66%       -63.02%      -58.55%
 Market Price                                              -47.15%     -18.03%      -14.60%       -62.99%      -58.39%

INDEX PERFORMANCE
 ISE Global Copper(TM) Index                               -47.16%     -17.24%      -13.74%       -61.17%      -56.01%
 MSCI All Country World Materials Index                    -23.57%      -5.47%       -4.20%       -24.53%      -21.21%
 MSCI All Country World Index                               -6.66%       6.82%        6.54%        39.11%       42.17%
------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -47.50% during the 12-month period covered by this report. During the same period, the benchmark MSCI All Country World Materials Index generated a return of -23.57%. Canada, the world's third largest copper producer, was given the heaviest weighting over the period at 37.2% and was the worst performer with a -64.5% return, leading to a -25.7% contribution. Copper Mountain Mining Corp. and Capstone Mining Corp. were the two laggards with -86.2% and -83.7% returns, respectively. Australia was the top-performing country with a -19.1% return. Sandfire Resources NL led the country with a -12.2% return. On a relative basis, the Fund underperformed primarily due to being overweight (+30.8%) and underperforming (-20.4%) Canadian miners. This caused a -17.7% drag on performance, relative to the benchmark.

------------
"International Securities Exchange(R)", "ISE(R)" and "ISE Global Copper(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Global Copper(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(R) and the International Securities Exchange(R) makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE GLOBAL COPPER INDEX FUND (CU) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Materials                                   100.00%
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Southern Copper Corp.                         8.37%
Jiangxi Copper Co., Ltd., Class H             8.21
Rio Tinto PLC, ADR                            7.70
Freeport-McMoRan, Inc.                        7.51
Antofagasta PLC                               7.15
MMC Norilsk Nickel PJSC, ADR                  6.17
KGHM Polska Miedz S.A.                        5.34
Turquoise Hill Resources Ltd.                 4.80
Lundin Mining Corp.                           4.77
Sandfire Resources NL                         4.46
                                            -------
   Total                                     64.48%
                                            =======


                                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     MARCH 11, 2010 - SEPTEMBER 30, 2015

            First Trust ISE Global            ISE Global           MSCI All Country          MSCI All Country
            Copper Index Fund                 Copper(TM) Index     World Materials Index     World Index
            -----------------------------     ----------------     ---------------------     -----------------
3/11/10     $10,000                           $10,000              $10,000                   $10,000
3/31/10      10,297                            10,337               10,291                    10,172
9/30/10      11,208                            11,329               10,440                    10,220
3/31/11      14,567                            14,768               12,429                    11,604
9/30/11       8,910                             9,156                9,096                     9,606
3/31/12      10,984                            11,290               10,529                    11,519
9/30/12      10,141                            10,521               10,066                    11,621
3/31/13       9,256                             9,630               10,081                    12,731
9/30/13       8,087                             8,454               10,105                    13,683
3/31/14       8,027                             8,420               10,600                    14,841
9/30/14       7,893                             8,324               10,309                    15,230
3/31/15       6,189                             6,584                9,852                    15,646
9/30/15       4,144                             4,398                7,880                    14,216


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2010 through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/10 - 9/30/11        101         62          1          1            55         29          4          0
10/1/11 - 9/30/12         57         23          4          1           126         40          0          0
10/1/12 - 9/30/13        100         25          1          0           100         23          0          1
10/1/13 - 9/30/14         82          7          0          0           135         25          3          0
10/1/14 - 9/30/15        104         14          2          0           119         13          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE GLOBAL PLATINUM INDEX FUND (PLTM)

First Trust ISE Global Platinum Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Global Platinum(TM) Index (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market LLC under the ticker symbol "PLTM." The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in securities that comprise the Index or in Depositary Receipts representing securities in the Index.

The Index is developed and owned by International Securities Exchange, LLC. The Index is designed to provide a benchmark for investors interested in tracking public companies that are active in platinum group metals ("PGM") mining based on revenue analysis of those companies. PGMs collectively refer to six elements
- platinum, palladium, osmium, iridium, ruthenium and rhodium, which have similar physical and chemical properties and tend to occur together in the same mineral deposits. Issuers of component-securities must be actively engaged in some aspect of PGM mining such as mining, refining or exploration.

Effective on or about the close of business on December 21, 2015, the new investment objective for the Fund will be to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Indxx Global Agriculture Index. In addition, the Fund will change its name to First Trust Indxx Global Agriculture ETF. The Fund will continue to list and trade its shares on NASDAQ but will change its ticker symbol to "FTAG." When these changes are effective, the Fund's shares will also trade under a new CUSIP number.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL               CUMULATIVE
                                                                           TOTAL RETURNS              TOTAL RETURNS
                                                           1 Year      5 Years     Inception      5 Years     Inception
                                                            Ended       Ended      (3/11/10)       Ended      (3/11/10)
                                                           9/30/15     9/30/15     to 9/30/15     9/30/15     to 9/30/15
FUND PERFORMANCE
 NAV                                                       -51.20%     -27.85%      -25.73%       -80.45%      -80.85%
 Market Price                                              -51.15%     -27.84%      -25.71%       -80.43%      -80.81%

INDEX PERFORMANCE
 ISE Global Platinum(TM) Index                             -50.60%     -27.13%      -24.87%       -79.45%      -79.59%
 MSCI All Country World Index                               -6.66%       6.82%        6.54%        39.11%       42.17%
 MSCI All Country World Materials Index                    -23.57%      -5.47%       -4.20%       -24.53%      -21.21%
------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -51.20% during the 12-month period covered by this report. During the same period, the benchmark MSCI All Country World Materials Index generated a return of -23.57%. South Africa was the most represented country in the Fund with a 34.5% average weighting over the period. With a -21.4% contribution to return, South Africa was also the largest drag on performance. Labor strikes and rising production costs in South Africa mixed with falling bullion prices have had a significant impact on the outlook of South African miners. The Platinum spot rate over the 12-month period covered in this report fell -30.3%. The United States was the best-performing country with a -31.3% return and was held at an average weighting of 11.1% over the period. On a relative basis, the Fund underperformed the benchmark primarily due to South African miners and United Kingdom miners, with a -13.8% and -8.1% drag, respectively. For both countries, the Fund was overweight an average 22.4% and underperformed an average -10.9%.

------------
"International Securities Exchange(R)", "ISE(R)" and "ISE Global Platinum(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Global Platinum(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(R) and the International Securities Exchange(R) makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE GLOBAL PLATINUM INDEX FUND (PLTM) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Materials                                    94.99%
Information Technology                        5.01
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Stillwater Mining Co.                        10.61%
Johnson Matthey PLC                          10.41
MMC Norilsk Nickel PJSC, ADR                 10.29
Impala Platinum Holdings Ltd.                 9.37
Wesizwe Platinum Ltd.                         5.91
Lonmin PLC                                    5.66
Furuya Metal Co., Ltd.                        5.01
Xinjiang Xinxin Mining Industry Co.,
   Ltd., Class H                              4.98
Eastern Platinum Ltd.                         4.98
MMG Ltd.                                      4.80
                                            -------
     Total                                   72.02%
                                            =======


                              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  MARCH 11, 2010 - SEPTEMBER 30, 2015

            First Trust ISE Global     ISE Global             MSCI All Country     MSCI All Country
            Platinum Index Fund        Platinum(TM) Index     World Index          World Materials Index
            ----------------------     ------------------     ----------------     ---------------------
3/11/10     $10,000                    $10,000                $10,000              $10,000
3/31/10      10,337                     10,383                 10,172               10,291
9/30/10       9,794                      9,934                 10,220               10,440
3/31/11      10,930                     11,082                 11,604               12,429
9/30/11       6,416                      6,555                  9,606                9,096
3/31/12       6,576                      6,680                 11,519               10,529
9/30/12       4,871                      4,997                 11,621               10,066
3/31/13       4,667                      4,796                 12,731               10,081
9/30/13       4,392                      4,539                 13,683               10,105
3/31/14       4,363                      4,554                 14,841               10,600
9/30/14       3,924                      4,131                 15,230               10,309
3/31/15       3,248                      3,456                 15,646                9,852
9/30/15       1,915                      2,041                 14,216                7,880


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2010 through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/10 - 9/30/11         77         66         17          0            52         37          4          0
10/1/11 - 9/30/12         67         41         20          1            71         45          5          1
10/1/12 - 9/30/13         74         57         14          0            71         32          2          0
10/1/13 - 9/30/14        103         36          9          0            56         35         12          1
10/1/14 - 9/30/15         96         52          7          1            55         38          3          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST BICK INDEX FUND (BICK)

The First Trust BICK Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE BICK(TM) (Brazil, India, China, South Korea) Index (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market LLC under the ticker symbol "BICK." The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in securities that comprise the Index or in Depositary Receipts representing securities in the Index.

The Index is developed and owned by International Securities Exchange, LLC. The Index is designed to provide a benchmark for investors interested in tracking some of the largest and most liquid public companies that are domiciled in Brazil, India, China (including Hong Kong) and South Korea that are accessible for investment by U.S. investors.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL               CUMULATIVE
                                                                           TOTAL RETURNS              TOTAL RETURNS
                                                           1 Year      5 Years     Inception      5 Years     Inception
                                                            Ended       Ended      (4/12/10)       Ended      (4/12/10)
                                                           9/30/15     9/30/15     to 9/30/15     9/30/15     to 9/30/15
FUND PERFORMANCE
 NAV                                                       -24.15%     -8.00%        -6.65%       -34.10%      -31.36%
 Market Price                                              -24.11%     -8.31%        -6.73%       -35.21%      -31.67%

INDEX PERFORMANCE
 ISE BICK(TM) Index                                        -24.06%     -7.34%        -5.92%       -31.71%      -28.37%
 MSCI All Country World Index                               -6.66%      6.82%         5.83%        39.11%       36.32%
 MSCI Emerging Markets Index                               -19.28%     -3.58%        -2.43%       -16.64%      -12.58%
------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -24.15% during the 12-month period covered by this report. During the same period, the benchmark MSCI Emerging Markets Index generated a return of -19.28%. China was the best-performing country with a -1.82% contribution and a -8.9% return. China Minsheng Banking Co. and China Merchants Bank Co., Ltd. were two standout names with 53.8% and 47.7% returns, respectively. Brazil was the worst-performing country with a -46.7% return and a -14.6% contribution. Several names performed poorly; Cia Brasileira de Distribuicao Pfd returned -71.0% and Petroleo Brasileiro S.A. returned -69.3%. On a relative basis, the Fund underperformed due to the Fund's holdings in Brazil. The Fund held Brazil at an average weighting of 27.4% over the period, 19.3% higher than the benchmark weighting, causing a -6.4% drag on relative performance. 0.7% of performance was gained back from South Korea stocks due to being overweight by 12.2% in the relatively well-performing country.

------------
"International Securities Exchange(R)", "ISE(R)" and "ISE BICK(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE BICK(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(R) and the International Securities Exchange(R) makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST BICK INDEX FUND (BICK) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   27.28%
Consumer Discretionary                       19.56
Information Technology                       15.45
Materials                                     9.40
Energy                                        7.24
Industrials                                   6.97
Consumer Staples                              6.80
Health Care                                   4.54
Telecommunication Services                    1.72
Utilities                                     1.04
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Lojas Renner S.A.                             4.70%
Mahindra & Mahindra Ltd., GDR                 1.67
HDFC Bank Ltd., ADR                           1.66
Infosys Ltd., ADR                             1.66
State Bank of India, GDR                      1.63
Wipro Ltd., ADR                               1.61
Dr. Reddy's Laboratories Ltd., ADR            1.60
Axis Bank Ltd., GDR                           1.60
Reliance Industries Ltd., GDR                 1.56
ICICI Bank Ltd., ADR                          1.56
                                            -------
     Total                                   19.25%
                                            =======


                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        APRIL 12, 2010 - SEPTEMBER 30, 2015

            First Trust BICK     ISE BICK(TM)     MSCI All Country     MSCI Emerging
            Index Fund           Index            World Index          Markets Index
            ----------------     ------------     ----------------     -------------
4/12/10     $10,000              $10,000          $10,000              $10,000
9/30/10      10,417               10,488            9,800               10,487
3/31/11      11,231               11,311           11,127               11,486
9/30/11       7,586                7,795            9,211                8,793
3/31/12       8,996                9,139           11,045               10,475
9/30/12       8,328                8,515           11,143               10,282
3/31/13       8,480                8,665           12,207               10,656
9/30/13       8,385                8,681           13,119               10,383
3/31/14       8,808                9,127           14,231               10,527
9/30/14       9,050                9,432           14,604               10,829
3/31/15       8,497                8,920           15,003               10,572
9/30/15       6,865                7,163           13,632                8,740


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2010 through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/10 - 9/30/11         73         58         16          0            85         19          2          0
10/1/11 - 9/30/12         87         30          2          1            85         45          1          0
10/1/12 - 9/30/13         26          7          0          0           135         77          5          0
10/1/13 - 9/30/14         28          1          0          0           131         82         10          0
10/1/14 - 9/30/15         38          6          0          0           116         79         13          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND (FONE)

The First Trust NASDAQ CEA Smartphone Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX CEA Smartphone Index(SM) (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market LLC under the ticker symbol "FONE." The Fund will normally invest at least 90% of its net assets in common stocks and Depositary Receipts representing securities included in the Index.

The Index is owned by NASDAQ OMX Group, Inc. (the "Index Provider"). The Index is designed to track the performance of companies engaged in the smartphone segment of the telecommunications and technology sectors. To be eligible for the Index, issuers of the securities must be identified as being engaged in the smartphone industry by the Consumer Electronics Association. Component securities must be listed on an index-eligible global stock exchange, as determined by the Index Provider, have a minimum float-adjusted market capitalization of $250 million and a minimum three-month average daily dollar trading volume of $1 million.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                                  AVERAGE ANNUAL         CUMULATIVE
                                                                                   TOTAL RETURNS        TOTAL RETURNS
                                                                  1 Year Ended  Inception (2/17/11)  Inception (2/17/11)
                                                                    9/30/15         to 9/30/15           to 9/30/15
FUND PERFORMANCE
 NAV                                                                 -4.35%            4.39%               21.95%
 Market Price                                                        -4.95%            4.28%               21.33%

INDEX PERFORMANCE
 NASDAQ OMX CEA Smartphone Index(SM)                                 -3.65%            5.32%               27.02%
 MSCI World Index                                                    -5.09%            5.57%               28.43%
 MSCI All Country World Information Technology Index                 -1.20%            8.10%               43.27%
------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -4.35% during the 12-month period covered by this report. During the same period, the benchmark MSCI All Country World Information Technology Index generated a return of -1.20%. Singapore and Germany were the Fund's top two performers with 45.5% and 20.9% returns, respectively, and were held at an average weighting of 1.65% and 0.7%, respectively. The Fund's domestic holdings comprised 47.1% and returned 6.3% leading to a contribution of 2.7%. On a relative basis, the Fund underperformed the benchmark. Many countries were represented in the Fund, each having an impact on the relative performance, among them, Taiwanese holdings stand out as they caused a -2.8% drag. The Fund held Taiwanese holdings at a 2.8% higher average weighting than the benchmark and returned -29.2% lower than the benchmark. The domestic holdings reversed 1.4% of the drag by outperforming (+4.7%) the benchmark within the highest-weighted country.

------------
NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ OMX CEA Smartphone Index(SM) are registered trademarks of NASDAQ OMX (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND (FONE) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       76.77%
Telecommunication Services                   10.10
Consumer Discretionary                        8.67
Financials                                    1.57
Health Care                                   1.57
Industrials                                   1.32
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
HTC Corp.                                     4.09%
Sanmina Corp.                                 3.32
Nokia OYJ, ADR                                3.25
Wistron Corp.                                 3.16
Celestica, Inc.                               3.15
Samsung Electronics Co., Ltd.                 3.11
Inventec Corp.                                3.11
FIH Mobile Ltd.                               3.09
LG Electronics, Inc.                          3.07
Benchmark Electronics, Inc.                   3.04
                                            -------
     Total                                   32.39%
                                            =======


                                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  FEBRUARY 17, 2011 - SEPTEMBER 30, 2015

            First Trust NASDAQ CEA     NASDAQ OMX CEA           MSCI World     MSCI All Country World
            Smartphone Index Fund      Smartphone Index(SM)     Index          Information Technology Index
            ----------------------     --------------------     ----------     ----------------------------
2/17/11     $10,000                    $10,000                  $10,000        $10,000
3/31/11       9,433                      9,403                    9,849          9,547
9/30/11       7,503                      7,595                    8,251          8,390
3/31/12       9,238                      9,328                    9,904         10,774
9/30/12       7,805                      7,925                   10,032         10,566
3/31/13       9,021                      9,180                   11,077         10,774
9/30/13      10,975                     11,245                   12,059         11,756
3/31/14      12,117                     12,470                   13,188         13,356
9/30/14      12,748                     13,187                   13,530         14,502
3/31/15      13,920                     14,460                   13,983         15,485
9/30/15      12,194                     12,706                   12,842         14,328


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 18, 2011 (commencement of trading) through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
2/18/11 - 9/30/11         85         10          0          0            58          3          0          0
10/1/11 - 9/30/12         54         12          0          0           141         44          0          0
10/1/12 - 9/30/13         85         13          0          0           109         43          0          0
10/1/13 - 9/30/14        139         12          0          0            86         14          1          0
10/1/14 - 9/30/15        123          4          0          0           118          7          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)

The First Trust NASDAQ Global Auto Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX Global Auto Index(SM) (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market LLC under the ticker symbol "CARZ." The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the Index.

The Index is owned and was developed by NASDAQ OMX Group, Inc. (the "Index Provider"). The Index Provider has contracted with Standard & Poor's to calculate and maintain the Index. The Index is designed to track the performance of the largest and most liquid companies engaged in manufacturing of automobiles. To be eligible for the Index, component securities must be listed on an index-eligible global stock exchange, as determined by the Index Provider, have a minimum worldwide market capitalization of at least $500 million and a minimum three-month average daily dollar trading volume of $1 million.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                                  AVERAGE ANNUAL         CUMULATIVE
                                                                                   TOTAL RETURNS        TOTAL RETURNS
                                                                  1 Year Ended  Inception (5/9/11)   Inception (5/9/11)
                                                                    9/30/15         to 9/30/15           to 9/30/15
FUND PERFORMANCE
 NAV                                                                -10.38%            3.69%               17.26%
 Market Price                                                       -10.01%            3.72%               17.40%

INDEX PERFORMANCE
 NASDAQ OMX Global Auto Index(SM)                                    -9.94%            4.64%               22.08%
 MSCI World Index                                                    -5.09%            5.80%               28.13%
------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -10.38% during the 12-month period covered by this report. During the same period, the benchmark MSCI World Index generated a return of -5.09%. French automakers were the only holdings in the Fund to have a positive contribution to the Fund's return with a 0.1% contribution from a 20.7% local return and 6.6% USD return. A strengthening USD versus many European currencies negatively impacted the Fund's return, causing a -7.6% impact to the Fund's return in total. German automakers had the greatest negative impact with a -4.0% contribution from a -12.8% local return and a -22.9% USD return. On a relative basis, the Fund underperformed the benchmark. German automakers were the primary cause of this. The Fund was overweight the country by 16.3% and underperformed by -14.3%, producing a -3.2% drag. Japan, the Fund's most concentrated country with an average 36.4% weighting and -7.4% USD return, caused a -1.4% drag from being heavily overweight the benchmark by 27.9%.

------------
NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ OMX Global Auto Index(SM) are trademarks of NASDAQ OMX (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                       99.74%
Industrials                                   0.26
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
General Motors Co.                            8.54%
Toyota Motor Corp.                            8.27
Ford Motor Co.                                8.19
Honda Motor Co., Ltd.                         7.93
Daimler AG                                    7.59
Hyundai Motor Co.                             4.62
Fuji Heavy Industries Ltd.                    4.27
Nissan Motor Co., Ltd.                        4.25
Kia Motors Corp.                              4.20
Tesla Motors, Inc.                            4.18
                                            -------
     Total                                   62.04%
                                            =======


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    MAY 9, 2011 - SEPTEMBER 30, 2015

           First Trust NASDAQ         NASDAQ OMX Global        MSCI World
           Global Auto Index Fund     Auto Index(SM)           Index
           ----------------------     --------------------     ----------
5/9/11     $10,000                    $10,000                  $10,000
9/30/11      7,545                      7,717                    8,232
3/31/12      9,324                      9,459                    9,881
9/30/12      8,282                      8,439                   10,009
3/31/13     10,210                     10,402                   11,052
9/30/13     13,205                     13,581                   12,032
3/31/14     13,593                     14,039                   13,158
9/30/14     13,085                     13,556                   13,499
3/31/15     14,034                     14,601                   13,951
9/30/15     11,727                     12,208                   12,813


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2011 (commencement of trading) through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
5/10/11 - 9/30/11         59         13          0          0            24          4          0          0
10/1/11 - 9/30/12        103         30          0          1            91         24          1          1
10/1/12 - 9/30/13         97         77         16          0            50         10          0          0
10/1/13 - 9/30/14        133         17          0          0            88         14          0          0
10/1/14 - 9/30/15         90         12          1          1           129         19          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE CLOUD COMPUTING INDEX FUND (SKYY)

The First Trust ISE Cloud Computing Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Cloud Computing(TM) Index (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market LLC under the ticker symbol "SKYY." The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks and Depositary Receipts included in the Index.

The Index is owned and was developed by International Securities Exchange, LLC (the "Index Provider"). The Index Provider has contracted with Standard & Poor's to calculate and maintain the Index. To be eligible for the Index, a security must be engaged in a business activity supporting or utilizing the cloud computing space. Component securities must have a market capitalization of at least $100 million.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                                  AVERAGE ANNUAL         CUMULATIVE
                                                                                   TOTAL RETURNS        TOTAL RETURNS
                                                                  1 Year Ended  Inception (7/5/11)   Inception (7/5/11)
                                                                    9/30/15         to 9/30/15           to 9/30/15
FUND PERFORMANCE
 NAV                                                                  3.04%            8.25%               39.95%
 Market Price                                                         2.89%            8.23%               39.85%

INDEX PERFORMANCE
 ISE Cloud Computing(TM) Index                                        3.62%            8.90%               43.55%
 S&P 500(R) Index                                                    -0.61%           11.26%               57.19%
 S&P Composite 1500 Information Technology Index                      2.44%           12.62%               65.46%
------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 3.04% during the 12-month period covered by this report. During the same period, the benchmark S&P 500(R) Index generated a return of -0.61%. The Internet & Catalog Retail industry was the top-contributing industry with a 3.9% contribution. The industry was held in the Fund at an average weighting of 7.8% and returned 62.1% over the period. Netflix, Inc. and Amazon.com, Inc. were the two Fund holdings in the industry each returning approximately 59.5% over the period. The Technology Hardware Storage & Peripherals was the worst-contributing industry, producing a -1.9% contribution with a -17.2% return. NetApp, Inc. was the leading laggard with a -29.8% return and a -1.1% contribution. On a relative basis, the Fund outperformed the benchmark by 4.2%. The Internet & Catalog Retail industry was the leading cause of the outperformance due to the Fund being overweight the well-performing industry by 6.4%. The Technology Hardware Storage & Peripherals industry created a -2.1% drag from being overweight by 6.8% the poor-performing industry.

------------
"International Securities Exchange(R)", "ISE(R)" and "ISE Cloud Computing(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Cloud Computing(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(R), and the International Securities Exchange(R) makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE CLOUD COMPUTING INDEX FUND (SKYY) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       86.35%
Consumer Discretionary                        9.36
Financials                                    4.29
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Amazon.com, Inc.                              4.88%
Google, Inc., Class A                         4.78
Facebook, Inc., Class A                       4.52
Netflix, Inc.                                 4.48
Equinix, Inc.                                 4.29
Open Text Corp.                               4.29
salesforce.com, Inc.                          3.96
Akamai Technologies, Inc.                     3.85
Juniper Networks, Inc.                        3.84
F5 Networks, Inc.                             3.79
                                            -------
     Total                                   42.68%
                                            =======


                               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                    JULY 5, 2011 - SEPTEMBER 30, 2015

            First Trust ISE Cloud     ISE Cloud                   S&P 500(R)  S&P Composite 1500
            Computing Index Fund      Computing(TM) Index         Index       Information Technology Index
            ---------------------     -----------------------     -------     ----------------------------
7/5/11      $10,000                   $10,000                     $10,000     $10,000
9/30/11       7,902                     7,909                       8,501       8,886
3/31/12      10,604                    10,641                      10,702      11,739
9/30/12       9,864                      9934                      11,068      11,695
3/31/13      10,531                    10,640                      12,196      11,682
9/30/13      12,214                    12,376                      13,209      12,718
3/31/14      13,390                    13,612                      14,861      14,655
9/30/14      13,581                    13,852                      15,815      16,153
3/31/15      14,551                    14,885                      16,753      17,253
9/30/15      13,994                    14,354                      15,718      16,547


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period July 6, 2011 (commencement of trading) through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
7/6/11 - 9/30/11          34          3          0          0            23          2          0          0
10/1/11 - 9/30/12        126         13          2          0           102          8          0          0
10/1/12 - 9/30/13        134         27          0          0            71         17          1          0
10/1/13 - 9/30/14        191         18          0          0            38          5          0          0
10/1/14 - 9/30/15        193          9          0          0            48          2          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INTERNATIONAL IPO ETF (FPXI)

First Trust International IPO ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the IPOX International Index (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market LLC under the ticker symbol "FPXI." The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in the securities that comprise the Index.

The Index is owned and is developed, maintained and sponsored by IPOX(R) Schuster LLC (the "Index Provider"). The Index is a market-cap weighted portfolio measuring the performance of the top 50 non-U.S. companies, including companies domiciled in emerging markets, ranked quarterly by market capitalization in the IPOX(R) Global Composite Index. The Index includes the 50 largest and typically most liquid initial public offerings ("IPOs") and spin-offs of companies legally domiciled outside the United States that trade on an accessible global stock exchange.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                                                         CUMULATIVE
                                                                                                        TOTAL RETURNS
                                                                                                     Inception (11/4/14)
                                                                                                         to 9/30/15
FUND PERFORMANCE
 NAV                                                                                                       -14.74%
 Market Price                                                                                              -14.87%

INDEX PERFORMANCE
 IPOX International Index                                                                                  -14.78%
 MSCI World Index Ex-US                                                                                     -7.87%
------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -14.74% since 11/4/2014, the inception date of the Fund. During the same period, the benchmark MSCI World Index Ex-US generated a return of -7.87%. The Fund's holdings domiciled in Luxembourg were the top-performing securities with a USD-denominated return of 106.2% and a 2.2% contribution. Brazilian holdings were the worst-performing securities over the period with a USD-denominated return of -49.3% and a -1.7% contribution. On a relative basis, the Fund underperformed the benchmark primarily due to the Fund's ADR holdings of Chinese securities. Over the period, -8.1% of drag was created from the Fund being 23.1% overweight in the ADR holdings of Chinese securities and underperforming by -23.5%. Alibaba Group Holdings Ltd., ADR in particular created -4.5% of the underperformance as the benchmark did not have any allocation to the -45.7% returning security. Luxembourg, as mentioned earlier, reversed 1.9% of the relative underperformance, as the benchmark had a minimal allocation of 0.2% to the well-performing country versus the Fund's allocation of 2.8%.

------------
IPOX(R) IS A REGISTERED INTERNATIONAL TRADEMARK OF IPOX(R) SCHUSTER LLC AND IPOX(R) SCHUSTER, IPOX(R)-100 AND IPOX(R)-30 ARE TRADEMARKS AND SERVICE MARKS OF IPOX(R) SCHUSTER LLC (WWW.IPOXSCHUSTER.COM) AND HAVE BEEN LICENSED FOR CERTAIN PURPOSES FROM IPOX(R) SCHUSTER LLC TO FIRST TRUST PURSUANT TO THE PRODUCT LICENSE AGREEMENT.

The Fund is not sponsored, endorsed, sold or promoted by IPOX(R). IPOX(R) makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. IPOX(R)'s only relationship to First Trust is the licensing of certain trademarks and trade names of IPOX(R) and of the U.S. IPOX(R) International Index, which is determined, composed and calculated by IPOX(R) without regard to First Trust or the Fund.

A patent with respect to the IPOX(R) index methodology has been issued (U.S. Pat. No. 7,698,197). IPOX(R) is a registered international trademark of IPOX(R) Schuster LLC (www.ipoxschuster.com).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INTERNATIONAL IPO ETF (FPXI) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   27.98%
Consumer Discretionary                       23.36
Industrials                                  13.83
Information Technology                       13.77
Telecommunication Services                    5.75
Consumer Staples                              4.54
Utilities                                     4.35
Materials                                     3.80
Health Care                                   2.62
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Alibaba Group Holding Ltd., ADR               9.72%
JD.com, Inc., ADR                             6.60
China Vanke Co., Ltd., Class H                4.34
CITIC Securities Co., Ltd., Class H           4.02
Altice N.V., Class A                          3.83
People's Insurance Co., Group of
   China (The) Ltd., Class H                  3.81
Numericable-SFR S.A.S                         3.72
CGN Power Co., Ltd., Class H                  3.48
Telefonica Deutschland Holding AG             3.33
Recruit Holdings Co., Ltd.                    3.09
                                            -------
     Total                                   45.94%
                                            =======


              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                 NOVEMBER 4, 2014 - SEPTEMBER 30, 2015

            First Trust International   IPOX International   MSCI World
            IPO ETF                     Index                Index Ex-US
            -------------------------   ------------------   -----------
11/4/14     $10,000                     $10,000              $10,000
3/31/15       9,798                       9,813               10,252
9/30/15       8,526                       8,522                9,212


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 5, 2014 (commencement of trading) through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
11/5/14 - 9/30/15         90         11          1          0           117          8          0          1

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ CEA CYBERSECURITY ETF (CIBR)

The First Trust NASDAQ CEA Cybersecurity ETF (the "Fund") is an exchange-traded fund that seeks investment results that correspond generally to the price and yield, before the Fund's fees and expenses, of an equity index called the Nasdaq CEA Cybersecurity Index(SM) (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market LLC under the ticker symbol "CIBR." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks or in Depositary Receipts that comprise the Index. The Index is owned by The NASDAQ OMX Group, Inc. (the "Index Provider"). The Index Provider and the Consumer Electronics Association ("CEA") have jointly developed the eligibility and selection criteria and rules for the Index. The Index will include securities of companies classified as "cybersecurity" companies by the CEA.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                                                         CUMULATIVE
                                                                                                        TOTAL RETURNS
                                                                                                     Inception (7/6/15)
                                                                                                         to 9/30/15
FUND PERFORMANCE
 NAV                                                                                                       -14.25%
 Market Price                                                                                              -14.30%

INDEX PERFORMANCE
 Nasdaq CEA Cybersecurity Index(SM)                                                                        -14.15%
 S&P 500(R) Index                                                                                           -6.72%
 S&P Composite 1500 Information Technology Index                                                            -4.53%
------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -14.25% since 7/6/2015, the inception date of the Fund. During the same period, the benchmark S&P Composite 1500 Information Technology Index generated a return of -4.53%. The Technology Hardware & Equipment industry was the best-performing industry with a -2.9% return and a -0.6% contribution. Juniper Networks, Inc. was the best-performing security with a 0.2% return. The Software & Services industry was the worst-performing industry with a -17.0% return and a -11.1% contribution. Intralinks Holdings, Inc. was the worst performer in the industry with a -28.9% return, but with its relatively low weighting of 0.5%, the contribution to return was limited to -2.2%. The Communications Equipment industry was the Fund's heaviest-weighted industry at 19.9% versus the benchmark at 7.9%, and the Fund performed at -3.1% versus the benchmark at -6.7% in the industry. Even though the Fund was allocated more heavily towards the poor-performing industry, the contribution to return was similar due to the Fund holdings performing better.

------------
Nasdaq(R), Nasdaq OMX(R), Consumer Electronics Association, and Nasdaq CEA Cybersecurity Index(SM) are registered trademarks of The NASDAQ OMX Group, Inc. and Consumer Electronics Association, (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ CEA CYBERSECURITY ETF (CIBR) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       89.89%
Industrials                                   6.89
Consumer Discretionary                        3.22
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Palo Alto Networks, Inc.                      6.50%
NXP Semiconductors N.V.                       6.38
Cisco Systems, Inc.                           6.29
Qihoo 360 Technology Co., Ltd.                5.61
FireEye, Inc.                                 5.23
Imperva, Inc.                                 3.41
Proofpoint, Inc.                              3.32
LifeLock, Inc.                                3.22
VASCO Data Security International, Inc.       3.16
Check Point Software Technologies Ltd.        3.15
                                            -------
     Total                                   46.27%
                                            =======


                                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      JULY 6, 2015 - SEPTEMBER 30, 2015

            First Trust NASDAQ        Nasdaq CEA                  S&P 500(R)     S&P Composite 1500
            CEA Cybersecurity ETF     Cybersecurity Index(SM)     Index          Information Technology Index
            ---------------------     -----------------------     ----------     ----------------------------
7/6/15      $10,000                   $10,000                     $10,000        $10,000
9/30/15       8,575                     8,585                       9,328          9,547


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2015

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period July 7, 2015 (commencement of trading) through September 30, 2015. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
7/7/15 - 9/30/15          49          7          1          0             4          0          0          0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. For certain Funds, the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND II

UNDERSTANDING YOUR FUND EXPENSES
SEPTEMBER 30, 2015 (UNAUDITED)

As a shareholder of First Trust STOXX(R) European Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Dow Jones Global Select Dividend Index Fund, First Trust ISE Global Wind Energy Index Fund, First Trust ISE Global Engineering and Construction Index Fund, First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund, First Trust ISE Global Copper Index Fund, First Trust ISE Global Platinum Index Fund, First Trust BICK Index Fund, First Trust NASDAQ CEA Smartphone Index Fund, First Trust NASDAQ Global Auto Index Fund, First Trust ISE Cloud Computing Index Fund, First Trust International IPO ETF or First Trust NASDAQ CEA Cybersecurity ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs:
(1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended September 30, 2015.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO
                                                     BEGINNING            ENDING          BASED ON THE        EXPENSES PAID
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH           DURING THE
                                                   APRIL 1, 2015    SEPTEMBER 30, 2015     PERIOD (a)      SIX-MONTH PERIOD (b)
-------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD)
Actual                                               $1,000.00          $  937.00             0.60%               $2.91
Hypothetical (5% return before expenses)             $1,000.00          $1,022.06             0.60%               $3.04

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)
Actual                                               $1,000.00          $  918.30             0.60%               $2.89
Hypothetical (5% return before expenses)             $1,000.00          $1,022.06             0.60%               $3.04

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)
Actual                                               $1,000.00          $  880.70             0.60%               $2.83
Hypothetical (5% return before expenses)             $1,000.00          $1,022.06             0.60%               $3.04

FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND (FAN)
Actual                                               $1,000.00          $  962.50             0.60%               $2.95
Hypothetical (5% return before expenses)             $1,000.00          $1,022.06             0.60%               $3.04

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND (FLM)
Actual                                               $1,000.00          $  952.70             0.70%               $3.43
Hypothetical (5% return before expenses)             $1,000.00          $1,021.56             0.70%               $3.55

FIRST TRUST EXCHANGE-TRADED FUND II

SEPTEMBER 30, 2015 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO
                                                     BEGINNING            ENDING          BASED ON THE        EXPENSES PAID
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH           DURING THE
                                                   APRIL 1, 2015    SEPTEMBER 30, 2015     PERIOD (a)      SIX-MONTH PERIOD (b)
------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)
Actual                                               $1,000.00          $  887.20             0.70%               $3.31
Hypothetical (5% return before expenses)             $1,000.00          $1,021.56             0.70%               $3.55

FIRST TRUST ISE GLOBAL COPPER INDEX FUND (CU)
Actual                                               $1,000.00          $  669.60             0.70%               $2.93
Hypothetical (5% return before expenses)             $1,000.00          $1,021.56             0.70%               $3.55

FIRST TRUST ISE GLOBAL PLATINUM INDEX FUND (PLTM)
Actual                                               $1,000.00          $  589.70             0.70%               $2.79
Hypothetical (5% return before expenses)             $1,000.00          $1,021.56             0.70%               $3.55

FIRST TRUST BICK INDEX FUND (BICK)
Actual                                               $1,000.00          $  807.90             0.64%               $2.90
Hypothetical (5% return before expenses)             $1,000.00          $1,021.86             0.64%               $3.24

FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND (FONE)
Actual                                               $1,000.00          $  876.00             0.70%               $3.29
Hypothetical (5% return before expenses)             $1,000.00          $1,021.56             0.70%               $3.55

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)
Actual                                               $1,000.00          $  835.60             0.70%               $3.22
Hypothetical (5% return before expenses)             $1,000.00          $1,021.56             0.70%               $3.55

FIRST TRUST ISE CLOUD COMPUTING INDEX FUND (SKYY)
Actual                                               $1,000.00          $  961.70             0.60%               $2.95
Hypothetical (5% return before expenses)             $1,000.00          $1,022.06             0.60%               $3.04

FIRST TRUST INTERNATIONAL IPO ETF (FPXI)
Actual                                               $1,000.00          $  870.20             0.70%               $3.28
Hypothetical (5% return before expenses)             $1,000.00          $1,021.56             0.70%               $3.55


------------------------------------------------------------------------------------------------------------------------------
                                                                                            ANNUALIZED        EXPENSES PAID
                                                                                          EXPENSE RATIO     DURING THE PERIOD
                                                    BEGINNING             ENDING           BASED ON THE      JULY 6, 2015 (c)
                                                  ACCOUNT VALUE       ACCOUNT VALUE       NUMBER OF DAYS         THROUGH
                                                 JULY 6, 2015 (c)   SEPTEMBER 30, 2015    IN THE PERIOD   SEPTEMBER 30, 2015 (d)
---------------------------------------------------------------------------------------------------------- --------------------
FIRST TRUST NASDAQ CEA CYBERSECURITY ETF (CIBR)
Actual                                              $1,000.00           $  857.50             0.60%               $1.33
Hypothetical (5% return before expenses)            $1,000.00           $1,022.06             0.60%               $3.04


(a) These expense ratios reflect expense caps for certain Funds. See Note 3 in the Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (April 1, 2015 through September 30, 2015), multiplied by 183/365 (to reflect the one-half year period).

(c)   Inception Date.

(d) Actual expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (July 6, 2015 through September 30, 2015), multiplied by 87/365. Hypothetical expenses are assumed for the most recent half-year period.

FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) -- 97.0%
             BELGIUM -- 3.0%
     144,514 Proximus SADP (b)                 $   4,999,050
                                               -------------
             FINLAND -- 2.2%
     248,497 Fortum OYJ (b)                        3,676,762
                                               -------------
             FRANCE -- 10.4%
     232,318 Orange S.A. (b)                       3,521,788
     141,171 SCOR SE (b)                           5,069,516
     108,862 TOTAL S.A. (b)                        4,896,952
      14,522 Unibail-Rodamco SE (b)                3,763,889
                                               -------------
                                                  17,252,145
                                               -------------
             GERMANY -- 5.4%
      30,471 Allianz SE (b)                        4,786,806
      22,158 Muenchener Rueckversicherungs-
                Gesellschaft AG in Muenchen (b)    4,138,351
                                               -------------
                                                   8,925,157
                                               -------------
             ITALY -- 3.9%
   1,259,962 Snam S.p.A. (b)                       6,471,051
                                               -------------
             JERSEY -- 3.5%
     782,076 UBM PLC (b)                           5,758,046
                                               -------------
             SPAIN -- 2.6%
     796,889 Banco Santander S.A. (b)              4,237,410
                                               -------------
             SWEDEN -- 2.4%
     378,589 Skandinaviska Enskilda Banken
                AB, Class A (b)                    4,049,093
                                               -------------
             SWITZERLAND -- 18.1%
      28,402 Baloise Holding AG (b)                3,254,984
      53,763 PSP Swiss Property AG (b)             4,419,906
      75,701 Swiss Prime Site AG (b)               5,531,017
      79,218 Swiss Re AG (b)                       6,796,678
       7,032 Swisscom AG (b)                       3,509,441
      26,282 Zurich Insurance Group AG (b)         6,452,396
                                               -------------
                                                  29,964,422
                                               -------------
             UNITED KINGDOM -- 45.5%
   1,002,602 Amlin PLC (b)                         9,962,940
      90,041 AstraZeneca PLC (b)                   5,710,254
     716,724 BAE Systems PLC (b)                   4,858,367
   1,403,990 Carillion PLC (b)                     6,426,288
     333,473 GlaxoSmithKline PLC (b)               6,400,627
   2,400,997 J Sainsbury PLC (b)                   9,495,563
     133,426 Provident Financial PLC (b)           6,347,064
     267,299 Royal Dutch Shell PLC, Class B (b)    6,320,334
     370,329 SSE PLC (b)                           8,381,639
     570,733 Standard Chartered PLC (b)            5,538,913
     426,442 United Utilities Group PLC (b)        5,976,993
                                               -------------
                                                  75,418,982
                                               -------------
             TOTAL COMMON STOCKS -- 97.0%        160,752,118
             (Cost $179,260,027)               -------------


SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             INVESTMENT COMPANIES -- 2.9%
             SWITZERLAND -- 2.9%
      17,878 BB Biotech AG (b)                 $   4,772,778
             (Cost $5,993,108)                 -------------

             TOTAL INVESTMENTS -- 99.9%          165,524,896
             (Cost $185,253,135) (c)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                  225,854
                                               -------------
             NET ASSETS -- 100.0%              $ 165,750,750
                                               =============


(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2015, securities noted as such are valued at $165,524,896 or 99.86% of net assets. Certain of these securities are fair valued using a factor provided by an independent pricing service due to the change in value between the foreign markets' close and the New York Stock Exchange ("NYSE") close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(c) Aggregate cost for federal income tax purposes is $186,597,644. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $5,920,285 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $26,993,033.


                        See Notes to Financial Statements                Page 35

FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD)

SEPTEMBER 30, 2015

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        TOTAL
                      VALUE AT
INVESTMENTS           9/30/2015       LEVEL 1        LEVEL 2        LEVEL 3
------------------------------------------------------------------------------
Common Stocks*      $ 160,752,118  $          --  $ 160,752,118  $          --
Investment
   Companies*           4,772,778             --      4,772,778             --
                    ----------------------------------------------------------
Total Investments   $ 165,524,896  $          --  $ 165,524,896  $          --
                    ==========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of September 30, 2015, the Fund transferred common stocks valued at $112,163,240 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at September 30, 2014 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on September 30, 2015 exceeding a certain threshold.


                                                % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
------------------------------------------------------------
British Pound Sterling                             49.0%
Euro                                               27.5
Swiss Franc                                        21.0
Swedish Krona                                       2.5
                                                  -------
     Total                                        100.0%
                                                  =======


Page 36                See Notes to Financial Statements

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) -- 99.6%
             AUSTRALIA -- 5.5%
     196,196 BGP Holdings PLC (b) (c) (d)      $           0
      38,425 BWP Trust (c)                            83,656
      25,957 Charter Hall Retail REIT (c)             74,453
     114,886 Cromwell Property Group (c)              77,597
      76,408 Dexus Property Group (c)                385,321
     286,642 Federation Centres (c)                  553,520
     137,974 Goodman Group (c)                       570,319
     139,056 GPT Group (The) (c)                     441,945
      44,463 Investa Office Fund (c)                 123,612
     291,304 Mirvac Group (c)                        353,693
     402,290 Scentre Group (c)                     1,107,227
      56,793 Shopping Centres Australasia
                Property Group (c)                    78,060
     185,880 Stockland (c)                           505,003
     152,108 Westfield Corp. (c)                   1,070,342
                                               -------------
                                                   5,424,748
                                               -------------
             AUSTRIA -- 0.3%
       3,998 BUWOG AG (c)                             85,050
       5,755 CA Immobilien Anlagen AG (c)            105,951
       4,821 Conwert Immobilien Invest SE (b)         65,129
                                               -------------
                                                     256,130
                                               -------------
             BELGIUM -- 0.5%
         984 Aedifica S.A.                            58,473
       1,324 Befimmo S.A. (c)                         81,289
       1,587 Cofinimmo S.A. N.V. (c)                 167,543
       1,080 Intervest Offices & Warehouses
                N.V.                                  24,962
         155 Leasinvest Real Estate S.C.A.            14,038
       1,122 Warehouses De Pauw C.V.A. (c)            87,021
         169 Wereldhave Belgium N.V.                  19,687
                                               -------------
                                                     453,013
                                               -------------
             BERMUDA -- 0.8%
      92,422 Hongkong Land Holdings Ltd. (c)         612,000
      51,122 Kerry Properties Ltd. (c)               140,361
                                               -------------
                                                     752,361
                                               -------------
             CANADA -- 2.8%
       6,083 Allied Properties Real Estate
                Investment Trust                     159,220
      10,628 Artis Real Estate Investment Trust      100,984
       3,125 Boardwalk Real Estate Investment
                Trust                                128,372
       9,288 Canadian Apartment Properties
                REIT                                 197,522
       5,674 Canadian Real Estate Investment
                Trust                                174,196
      13,576 Chartwell Retirement Residences         125,027
      13,269 Cominar Real Estate Investment
                Trust                                160,381
       6,080 Crombie Real Estate Investment
                Trust                                 58,408
       7,450 Dream Global Real Estate
                Investment Trust                      49,350
       8,505 Dream Office Real Estate
                Investment Trust                     135,111


SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             CANADA (CONTINUED)
       6,887 Extendicare, Inc.                 $      41,338
       7,070 First Capital Realty, Inc.               99,070
       3,691 Granite Real Estate Investment
                Trust                                103,940
      21,795 H&R Real Estate Investment Trust        335,949
       7,712 InnVest Real Estate Investment
                Trust                                 28,779
       4,191 Killam Properties, Inc.                  31,248
       2,676 Morguard Real Estate Investment
                Trust                                 27,412
       2,514 Northern Property Real Estate
                Investment Trust                      37,168
      14,908 Pure Industrial Real Estate Trust        49,600
      24,960 RioCan Real Estate Investment
                Trust                                476,382
       8,721 Smart Real Estate Investment Trust      199,841
                                               -------------
                                                   2,719,298
                                               -------------
             CAYMAN ISLANDS -- 1.6%
     222,000 Cheung Kong Property Holdings
                Ltd. (c)                           1,626,444
                                               -------------
             FINLAND -- 0.2%
      30,821 Citycon OYJ (c)                          75,843
      18,938 Sponda OYJ (c)                           73,938
       7,483 Technopolis OYJ (c)                      28,805
                                               -------------
                                                     178,586
                                               -------------
             FRANCE -- 3.6%
         546 Affine S.A.                               9,542
         570 ANF Immobilier (c)                       12,718
       2,816 Fonciere des Regions (c)                245,542
       2,754 Gecina S.A. (c)                         335,855
       2,779 ICADE (c)                               188,550
      13,952 Klepierre (c)                           632,341
       3,257 Mercialys S.A. (c)                       70,398
       7,750 Unibail-Rodamco SE (c)                2,008,686
                                               -------------
                                                   3,503,632
                                               -------------
             GERMANY -- 2.9%
       1,922 ADLER Real Estate AG (b)                 26,287
       6,501 alstria office REIT-AG (c)               84,610
       3,609 Deutsche EuroShop AG (c)                162,285
      26,509 Deutsche Wohnen AG (c)                  708,973
       2,699 DIC Asset AG (c)                         24,301
       5,115 DO Deutsche Office AG (c)                25,076
       4,685 Hamborner REIT AG                        45,283
       4,585 LEG Immobilien AG (c)                   379,332
       9,293 TAG Immobilien AG (c)                   110,243
       3,956 TLG Immobilien AG (c)                    71,744
      36,677 Vonovia SE (c)                        1,180,493
                                               -------------
                                                   2,818,627
                                               -------------
             GREECE -- 0.0%
       3,052 Grivalia Properties REIC AE (c)          27,151
                                               -------------
             GUERNSEY -- 0.1%
      18,406 F&C UK Real Estate Investment
                Ltd.                                  27,844


                        See Notes to Financial Statements                Page 37

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

SEPTEMBER 30, 2015

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             GUERNSEY (CONTINUED)
      40,810 Schroder Real Estate Investment
                Trust Ltd.                     $      35,961
      22,698 Standard Life Investment Property
                Income Trust Ltd.                     28,928
                                               -------------
                                                      92,733
                                               -------------
             HONG KONG -- 5.6%
     185,338 Champion REIT (c)                        92,590
     176,128 Hang Lung Properties Ltd. (c)           396,175
      80,854 Henderson Land Development Co.,
                Ltd. (c)                             483,481
      49,664 Hysan Development Co., Ltd. (c)         206,795
     179,978 Link REIT (c)                           990,856
     424,759 New World Development Co.,
                Ltd. (c)                             413,666
     239,562 Sino Land Co., Ltd. (c)                 364,760
     131,497 Sun Hung Kai Properties Ltd. (c)      1,715,157
      92,141 Swire Properties Ltd. (c)               255,387
     107,627 Wharf Holdings (The) Ltd. (c)           607,275
                                               -------------
                                                   5,526,142
                                               -------------
             IRELAND -- 0.2%
      51,969 Green REIT PLC (c)                       86,403
      52,758 Hibernia REIT PLC                        74,751
                                               -------------
                                                     161,154
                                               -------------
             ISLE OF MAN -- 0.1%
      77,745 Redefine International PLC               61,921
                                               -------------
             ISRAEL -- 0.1%
       2,793 Azrieli Group Ltd. (c)                  111,656
                                               -------------
             ITALY -- 0.1%
      83,907 Beni Stabili S.p.A. SIIQ (c)             65,185
      23,812 Immobiliare Grande Distribuzione
                SIIQ S.p.A. (c)                       21,366
                                               -------------
                                                      86,551
                                               -------------
             JAPAN -- 11.2%
          38 Activia Properties, Inc. (c)            158,983
         100 Advance Residence Investment
                Corp. (c)                            210,924
       9,327 AEON Mall Co., Ltd. (c)                 143,275
          67 AEON REIT Investment Corp. (c)           70,672
          24 Daiwa House REIT Investment
                Corp. (c)                             88,070
          51 Daiwa House Residential
                Investment Corp. (c)                 103,864
          21 Daiwa Office Investment Corp. (c)       101,463
          37 Frontier Real Estate Investment
                Corp. (c)                            143,294
          48 Fukuoka REIT Corp. (c)                   70,998
         173 GLP J-REIT (c)                          165,531
      28,000 Hulic Co. Ltd. (c)                      253,297
          25 Industrial & Infrastructure Fund
                Investment Corp. (c)                 108,791
         181 Invincible Investment Corp. (c)         100,938
          86 Japan Excellent, Inc. (c)                94,777


SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             JAPAN (CONTINUED)
         236 Japan Hotel REIT Investment
                Corp. (c)                      $     150,575
          65 Japan Logistics Fund, Inc. (c)          116,816
          62 Japan Prime Realty Investment
                Corp. (c)                            201,541
          99 Japan Real Estate Investment
                Corp. (c)                            456,022
         191 Japan Retail Fund Investment
                Corp. (c)                            369,558
          28 Kenedix Office Investment
                Corp. (c)                            133,090
      99,930 Mitsubishi Estate Co., Ltd. (c)       2,041,322
      75,081 Mitsui Fudosan Co., Ltd. (c)          2,058,074
         102 Mori Hills REIT Investment
                Corp. (c)                            120,064
          78 Mori Trust Sogo Reit, Inc. (c)          133,625
          37 Nippon Accommodations Fund,
                Inc. (c)                             122,999
         107 Nippon Building Fund, Inc. (c)          517,755
         114 Nippon Prologis REIT, Inc. (c)          206,852
       9,400 Nomura Real Estate Holdings,
                Inc. (c)                             188,978
         125 Nomura Real Estate Master Fund,
                Inc. (c)                             159,213
          28 Nomura Real Estate Office Fund,
                Inc. (c)                             124,923
       8,544 NTT Urban Development Corp. (c)          78,728
         183 Orix JREIT, Inc. (c)                    247,572
          20 Premier Investment Corp. (c)             99,625
      33,744 Sumitomo Realty & Development
                Co., Ltd. (c)                      1,073,985
      16,187 Tokyo Tatemono Co., Ltd. (c)            193,000
          72 Tokyu REIT, Inc. (c)                     92,956
          13 Top REIT, Inc. (c)                       50,207
         197 United Urban Investment Corp. (c)       263,092
                                               -------------
                                                  11,015,449
                                               -------------
             JERSEY -- 0.0%
      11,200 Target Healthcare REIT Ltd. (c)          19,111
                                               -------------
             LUXEMBOURG -- 0.2%
       1,818 ADO Properties S.A. (b) (e)              43,920
       6,320 Grand City Properties S.A. (c)          121,505
                                               -------------
                                                     165,425
                                               -------------
             NETHERLANDS -- 0.4%
       3,604 Eurocommercial Properties N.V. (c)      157,525
      10,808 NSI N.V. (c)                             41,907
       1,498 Vastned Retail N.V. (c)                  65,040
       3,170 Wereldhave N.V. (c)                     182,978
                                               -------------
                                                     447,450
                                               -------------
             NEW ZEALAND -- 0.1%
      99,597 Kiwi Property Group Ltd. (c)             82,100
                                               -------------
             NORWAY -- 0.1%
       4,917 Entra ASA (c) (e)                        39,716
      19,425 Norwegian Property ASA (b) (c)           21,542
                                               -------------
                                                      61,258
                                               -------------


Page 38                 See Notes to Financial Statements

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

SEPTEMBER 30, 2015

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             SINGAPORE -- 1.9%
     154,800 Ascendas Real Estate Investment
                Trust (c)                      $     255,025
     157,690 CapitaLand Commercial Trust
                Ltd. (c)                             148,883
     199,630 CapitaLand Ltd. (c)                     376,945
     203,983 CapitaLand Mall Trust (c)               272,760
      50,200 CDL Hospitality Trusts (c)               45,946
     103,460 Fortune Real Estate Investment
                Trust (c)                             97,109
     145,000 Keppel REIT (c)                          97,346
     103,043 Mapletree Commercial Trust (c)           90,922
      96,200 Mapletree Industrial Trust              100,388
     114,853 Mapletree Logistics Trust (c)            79,148
     190,097 Suntec Real Estate Investment
                Trust (c)                            200,796
      37,000 UOL Group Ltd. (c)                      156,654
                                               -------------
                                                   1,921,922
                                               -------------
             SPAIN -- 0.5%
       5,330 Hispania Activos Inmobiliarios
                S.A. (b) (c)                          74,129
     164,297 Inmobiliaria Colonial S.A. (b) (c)      114,437
       4,014 Lar Espana Real Estate Socimi S.A.       38,349
      25,424 Merlin Properties Socimi
                S.A. (b) (c)                         302,799
                                               -------------
                                                     529,714
                                               -------------
             SWEDEN -- 1.1%
      12,908 Castellum AB (c)                        181,698
       3,705 Dios Fastigheter AB (c)                  24,598
      10,414 Fabege AB (c)                           152,806
       7,258 Fastighets AB Balder,
                Class B (b) (c)                      137,927
       6,207 Hemfosa Fastigheter AB (c)               66,269
       8,726 Hufvudstaden AB, Class A (c)            114,339
      29,493 Klovern AB, Class B (c)                  27,868
      14,325 Kungsleden AB (c)                        96,317
       4,132 Pandox AB (b) (c)                        60,299
      15,558 Wallenstam AB, Class B (c)              127,922
       5,202 Wihlborgs Fastigheter AB (c)             93,267
                                               -------------
                                                   1,083,310
                                               -------------
             SWITZERLAND -- 0.8%
         753 Allreal Holding AG (c)                   98,498
         485 Mobimo Holding AG (c)                    97,830
       3,132 PSP Swiss Property AG (c)               257,485
       4,989 Swiss Prime Site AG (c)                 364,516
                                               -------------
                                                     818,329
                                               -------------
             UNITED KINGDOM -- 6.4%
      79,249 Assura PLC                               65,636
      11,206 Big Yellow Group PLC (c)                122,847
      80,614 British Land (The) Co. PLC (c)        1,023,765
      57,187 Capital & Counties Properties
                PLC (c)                              376,143
         385 Daejan Holdings PLC                      37,041
       7,839 Derwent London PLC (c)                  432,090
       9,823 Development Securities PLC               36,406


SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             UNITED KINGDOM (CONTINUED)
      32,333 Grainger PLC (c)                  $     116,597
      27,069 Great Portland Estates PLC (c)          350,397
      61,727 Hammerson PLC (c)                       582,865
      53,963 Hansteen Holdings PLC (c)                98,598
       7,574 Helical Bar PLC (c)                      47,043
      73,781 Intu Properties PLC (c)                 368,258
      61,917 Land Securities Group PLC (c)         1,180,379
      45,970 LondonMetric Property PLC (c)           114,189
       8,347 Primary Health Properties PLC (c)        51,186
      38,510 Quintain Estates & Development
                PLC (b)                               81,995
      16,287 Safestore Holdings PLC (c)               72,691
      58,373 Segro PLC (c)                           379,778
      21,868 Shaftesbury PLC (c)                     303,629
      13,876 St. Modwen Properties PLC (c)            87,253
      53,327 Tritax Big Box REIT PLC (c)             102,889
      17,461 UNITE Group (The) PLC (c)               172,638
       9,126 Workspace Group PLC (c)                 129,616
                                               -------------
                                                   6,333,929
                                               -------------
             UNITED STATES -- 52.5%
       5,417 Acadia Realty Trust                     162,889
       1,373 Agree Realty Corp.                       40,984
         160 Alexander's, Inc.                        59,840

       5,691 Alexandria Real Estate Equities,
                Inc.                                 481,857
       3,040 American Assets Trust, Inc.             124,214
       8,839 American Campus Communities,
                Inc.                                 320,325
      11,837 American Homes 4 Rent, Class A          190,339
      12,300 Apartment Investment &
                Management Co., Class A              455,346
      13,116 Apple Hospitality REIT, Inc.            243,564
       7,486 Ashford Hospitality Trust Inc.           45,665
      10,325 AvalonBay Communities, Inc.           1,805,016
      16,033 BioMed Realty Trust, Inc.               320,339
      12,074 Boston Properties, Inc.               1,429,562
      14,084 Brandywine Realty Trust                 173,515
      13,770 Brixmor Property Group, Inc.            323,320
       6,800 Camden Property Trust                   502,520
       6,509 Care Capital Properties, Inc.           214,341
      13,373 CBL & Associates Properties, Inc.       183,879
       6,629 Cedar Realty Trust, Inc.                 41,166
      18,620 Chambers Street Properties              120,844
       2,891 Chatham Lodging Trust                    62,099
       4,695 Chesapeake Lodging Trust                122,352
       9,825 Columbia Property Trust, Inc.           227,940
       7,441 Corporate Office Properties Trust       156,484
      16,700 Cousins Properties, Inc.                153,974
      13,317 CubeSmart                               362,356
       6,931 DCT Industrial Trust, Inc.              233,297
      24,032 DDR Corp.                               369,612
      15,797 DiamondRock Hospitality Co.             174,557
      10,652 Digital Realty Trust, Inc.              695,789
      10,677 Douglas Emmett, Inc.                    306,643
      27,157 Duke Realty Corp.                       517,341
       5,167 DuPont Fabros Technology, Inc.          133,722


                        See Notes to Financial Statements                Page 39

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

SEPTEMBER 30, 2015

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             UNITED STATES (CONTINUED)
       2,542 EastGroup Properties, Inc.        $     137,726
       3,782 Education Realty Trust, Inc.            124,617
       7,186 Empire State Realty Trust, Inc.,
                Class A                              122,378
       4,549 EPR Properties                          234,592
      10,143 Equity Commonwealth (b)                 276,295
       6,009 Equity LifeStyle Properties, Inc.       351,947
       5,094 Equity One, Inc.                        123,988
      28,361 Equity Residential                    2,130,478
       5,163 Essex Property Trust, Inc.            1,153,517
       9,023 Extra Space Storage, Inc.               696,215
       5,404 Federal Realty Investment Trust         737,376
      11,277 FelCor Lodging Trust, Inc.               79,728
       8,655 First Industrial Realty Trust,
                Inc.                                 181,322
       4,623 First Potomac Realty Trust               50,853
      18,496 Forest City Enterprises, Inc.,
                Class A (b)                          372,324
       6,939 Franklin Street Properties Corp.         74,594
       6,850 Gaming and Leisure Properties,
                Inc.                                 203,445
      39,644 General Growth Properties, Inc.       1,029,555
       1,971 Getty Realty Corp.                       31,142
       5,595 Government Properties Income
                Trust                                 89,520
       4,373 Gramercy Property Trust, Inc.            90,827
      36,051 HCP, Inc.                             1,342,900
       7,901 Healthcare Realty Trust, Inc.           196,340
       9,999 Healthcare Trust of America, Inc.,
                Class A                              245,075
       3,197 Hersha Hospitality Trust                 72,444
       7,402 Highwoods Properties, Inc.              286,828
       4,558 Home Properties, Inc.                   340,711
      11,923 Hospitality Properties Trust            304,990
      59,510 Host Hotels & Resorts, Inc.             940,853
       5,776 Hudson Pacific Properties, Inc.         166,291
       6,805 Inland Real Estate Corp.                 55,121
       9,879 Investors Real Estate Trust              76,463
       7,257 Kilroy Realty Corp.                     472,866
      32,352 Kimco Realty Corp.                      790,359
       6,463 Kite Realty Group Trust                 153,884
       8,879 LaSalle Hotel Properties                252,075
      18,570 Lexington Realty Trust                  150,417
      11,764 Liberty Property Trust                  370,684
       2,797 LTC Properties, Inc.                    119,348
      12,431 Macerich (The) Co.                      954,949
       7,004 Mack-Cali Realty Corp.                  132,236
      18,410 Medical Properties Trust, Inc.          203,615
       5,923 Mid-America Apartment
                Communities, Inc.                    484,916
       2,720 National Health Investors, Inc.         156,373
      10,547 National Retail Properties, Inc.        382,540
       6,340 New Senior Investment Group, Inc.        66,316
      12,863 New York REIT, Inc.                     129,402
      12,876 Omega Healthcare Investors, Inc.        452,591
      11,341 Paramount Group, Inc.                   190,529
       6,297 Parkway Properties, Inc.                 97,981


SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             UNITED STATES (CONTINUED)
       5,655 Pebblebrook Hotel Trust           $     200,470
       5,222 Pennsylvania Real Estate
                Investment Trust                     103,552
       5,615 Physicians Realty Trust                  84,730
      11,909 Piedmont Office Realty Trust,
                Inc., Class A                        213,052
       4,265 Post Properties, Inc.                   248,607
      41,245 Prologis, Inc.                        1,604,431
       1,589 PS Business Parks, Inc.                 126,135
      11,414 Public Storage                        2,415,545
       2,758 QTS Realty Trust, Inc., Class A         120,497
       6,167 Ramco-Gershenson Properties
                Trust                                 92,567
      18,485 Realty Income Corp.                     876,004
       7,339 Regency Centers Corp.                   456,119
       7,774 Retail Opportunity Investments
                Corp.                                128,582
      18,619 Retail Properties of America,
                Inc., Class A                        262,342
       4,259 Rexford Industrial Realty, Inc.          58,732
      10,292 RLJ Lodging Trust                       260,079
       2,861 Rouse Properties, Inc.                   44,574
       3,832 Ryman Hospitality Properties, Inc.      188,649
       5,126 Sabra Health Care REIT, Inc.            118,821
       1,063 Saul Centers, Inc.                       55,010
       5,343 Select Income REIT                      101,570
      18,685 Senior Housing Properties Trust         302,697
       2,697 Silver Bay Realty Trust Corp.            43,179
      24,461 Simon Property Group, Inc.            4,493,975
       7,838 SL Green Realty Corp.                   847,758
       2,820 Sovran Self Storage, Inc.               265,926
      33,124 Spirit Realty Capital, Inc.             302,753
       5,358 STAG Industrial, Inc.                    97,569
       3,004 Starwood Waypoint Residential
                Trust                                 71,585
       4,117 STORE Capital Corp.                      85,057
      21,627 Strategic Hotels & Resorts,
                Inc. (b)                             298,236
       6,543 Summit Hotel Properties, Inc.            76,357
       4,040 Sun Communities, Inc.                   273,750
      16,425 Sunstone Hotel Investors, Inc.          217,303
       7,544 Tanger Factory Outlet Centers,
                Inc.                                 248,726
       4,790 Taubman Centers, Inc.                   330,893
       3,351 Terreno Realty Corp.                     65,814
       3,733 Tier REIT, Inc.                          54,950
      20,621 UDR, Inc.                               711,012
       1,047 Universal Health Realty Income
                Trust                                 49,146
       7,030 Urban Edge Properties                   151,778
       2,092 Urstadt Biddle Properties, Inc.,
                Class A                               39,204
      26,037 Ventas, Inc.                          1,459,634
      71,239 VEREIT, Inc.                            549,965
      13,336 Vornado Realty Trust                  1,205,841
       5,363 Washington Real Estate Investment
                Trust                                133,700
       8,777 Weingarten Realty Investors             290,606
      27,596 Welltower, Inc.                       1,868,801


Page 40                 See Notes to Financial Statements

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

SEPTEMBER 30, 2015

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             UNITED STATES (CONTINUED)
       2,550 Winthrop Realty Trust             $      36,618
       6,918 WP Carey, Inc.                          399,930
      14,483 WP GLIMCHER, Inc.                       168,872
       8,789 Xenia Hotels & Resorts, Inc.            153,456
                                               -------------
                                                  51,692,386
                                               -------------
             TOTAL COMMON STOCKS -- 99.6%         97,970,530
             (Cost $86,773,228)                -------------

             INVESTMENT COMPANIES -- 0.2%
             GUERNSEY -- 0.2%
      41,524 F&C Commercial Property Trust
                Ltd. (c)                              86,852
      28,448 MedicX Fund Ltd.                         33,352
      42,505 Picton Property Income Ltd.              44,366
      48,067 UK Commercial Property Trust
                Ltd.                                  62,388
                                               -------------
             TOTAL INVESTMENT
                COMPANIES -- 0.2%                    226,958
             (Cost $207,879)                   -------------

             RIGHTS -- 0.0%
             UNITED KINGDOM -- 0.0%
      15,849 Assura PLC (b) (c)                        1,139
             (Cost $0)                         -------------

             TOTAL INVESTMENTS -- 99.8%           98,198,627
             (Cost $86,981,107) (f)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.2%                  195,624
                                               -------------
             NET ASSETS -- 100.0%              $  98,394,251
                                               =============


(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2015, securities noted as such are valued at $42,750,296 or 43.45% of net assets. Certain of these securities are fair valued using a factor provided by an independent pricing service due to the change in value between the foreign markets' close and the NYSE close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(d) This is a restricted security which cannot be traded as a result of the in-specie distribution. It was acquired on August 6, 2009 at a cost of $0 and has a carrying value per share of $0.

(e) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(f) Aggregate cost for federal income tax purposes is $89,269,240. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $14,785,593 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,856,206.


                        See Notes to Financial Statements                Page 41

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

SEPTEMBER 30, 2015

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        TOTAL
                      VALUE AT
INVESTMENTS           9/30/2015       LEVEL 1        LEVEL 2        LEVEL 3
------------------------------------------------------------------------------
Common Stocks:
Austria             $     256,130  $      65,129  $     191,001  $          --
Belgium                   453,013        117,160        335,853             --
Canada                  2,719,298      2,719,298             --             --
France                  3,503,632          9,542      3,494,090             --
Germany                 2,818,627         71,570      2,747,057             --
Guernsey                   92,733         92,733             --             --
Ireland                   161,154         74,751         86,403             --
Isle of Man                61,921         61,921             --             --
Luxembourg                165,425         43,920        121,505             --
Singapore               1,921,922        100,388      1,821,534             --
Spain                     529,714         38,349        491,365             --
United Kingdom          6,333,929        221,078      6,112,851             --
United States          51,692,386     51,692,386             --             --
Other Country
   Categories*         27,260,646             --     27,260,646             --
                    ----------------------------------------------------------
Total Common
   Stocks              97,970,530     55,308,225     42,662,305             --
Investment
   Companies*             226,958        140,106         86,852             --
Rights*                     1,139             --          1,139             --
                    ----------------------------------------------------------
Total Investments   $  98,198,627  $  55,448,331  $  42,750,296  $          --
                    ==========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of September 30, 2015, the Fund transferred common stocks valued at $38,235,330 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at September 30, 2014 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on September 30, 2015 exceeding a certain threshold.


Page 42                 See Notes to Financial Statements

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) -- 99.9%
             AUSTRALIA -- 18.1%
   1,420,333 Adelaide Brighton Ltd. (b)        $   4,356,461
   1,566,156 ALS Ltd. (b)                          5,093,440
     242,834 Australia and New Zealand
                Banking Group Ltd. (b)             4,639,632
     705,280 Bendigo and Adelaide Bank
                Ltd. (b)                           4,929,059
      85,506 Commonwealth Bank of
                Australia (b)                      4,388,911
     489,571 JB Hi-Fi Ltd. (b)                     6,593,079
   1,404,709 Mineral Resources Ltd. (b)            4,099,875
     237,841 National Australia Bank Ltd. (b)      5,033,425
     338,356 Orica Ltd. (b)                        3,591,137
     620,550 Suncorp Group Ltd. (b)                5,338,380
   1,060,410 Sydney Airport (b)                    4,456,675
   1,266,379 Telstra Corp. Ltd. (b)                5,006,893
     173,286 Wesfarmers Ltd. (b)                   4,790,182
     217,134 Westpac Banking Corp. (b)             4,561,323
     345,408 Woodside Petroleum Ltd. (b)           7,069,300
                                               -------------
                                                  73,947,772
                                               -------------
             AUSTRIA -- 1.0%
     168,523 OMV AG (b)                            4,100,556
                                               -------------
             BELGIUM -- 1.0%
     116,336 Proximus SADP (b)                     4,024,312
                                               -------------
             BERMUDA -- 3.8%
   1,066,816 Lancashire Holdings Ltd. (b)         11,158,925
     362,342 VTech Holdings Ltd. (b)               4,301,867
                                               -------------
                                                  15,460,792
                                               -------------
             CANADA -- 9.9%
      97,767 BCE, Inc.                             4,001,524
     259,850 Cenovus Energy, Inc.                  3,941,075
     366,596 Crescent Point Energy Corp.           4,194,770
     106,558 Emera, Inc.                           3,534,899
     188,502 Genworth MI Canada, Inc.              4,061,021
     136,155 IGM Financial, Inc.                   3,454,633
     324,784 Manitoba Telecom Services, Inc.       6,838,839
     286,308 Russel Metals, Inc.                   4,636,280
      98,714 TELUS Corp.                           3,110,471
      75,671 TransCanada Corp.                     2,392,893
                                               -------------
                                                  40,166,405
                                               -------------
             CAYMAN ISLANDS -- 1.4%
     448,737 Phoenix Group Holdings (b)            5,548,727
                                               -------------
             DENMARK -- 0.6%
     133,706 Tryg A/S (b)                          2,597,827
                                               -------------
             FINLAND -- 4.4%
     219,817 Fortum OYJ (b)                        3,252,413
     356,855 Kemira OYJ (b)                        4,119,822
      94,063 Konecranes OYJ (b)                    2,354,856
     112,918 Metso OYJ (b)                         2,349,019
     179,614 Nokian Renkaat OYJ (b)                5,814,419
                                               -------------
                                                  17,890,529
                                               -------------


SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             FRANCE -- 7.7%
     103,470 Bouygues S.A. (b)                 $   3,672,051
     293,234 CNP Assurances (b)                    4,074,461
     232,422 Engie S.A. (b)                        3,760,721
     165,826 Lagardere S.C.A. (b)                  4,594,927
     137,085 Neopost S.A. (b)                      3,573,264
     200,798 Orange S.A. (b)                       3,043,965
      95,289 TOTAL S.A. (b)                        4,286,396
     178,453 Vivendi S.A. (b)                      4,227,879
                                               -------------
                                                  31,233,664
                                               -------------
             GERMANY -- 1.1%
      62,311 ProSiebenSat.1 Media SE (b)           3,058,590
     142,946 RWE AG (b)                            1,624,408
                                               -------------
                                                   4,682,998
                                               -------------
             HONG KONG -- 2.3%
   5,942,236 PCCW Ltd. (b)                         3,058,801
   5,394,905 SJM Holdings Ltd. (b)                 3,840,961
     746,304 Television Broadcasts Ltd. (b)        2,490,478
                                               -------------
                                                   9,390,240
                                               -------------
             ITALY -- 2.2%
     122,295 Atlantia S.p.A. (b)                   3,420,939
     350,013 Eni S.p.A. (b)                        5,505,854
                                               -------------
                                                   8,926,793
                                               -------------
             NEW ZEALAND -- 2.5%
     595,658 Fletcher Building Ltd. (b)            2,597,084
   1,192,223 SKY Network Television Ltd. (b)       3,552,991
   2,172,703 Spark New Zealand Ltd. (b)            4,152,024
                                               -------------
                                                  10,302,099
                                               -------------
             NORWAY -- 1.0%
     270,037 Statoil ASA (b)                       3,936,894
                                               -------------
             PORTUGAL -- 1.2%
   1,329,449 EDP-Energias de Portugal S.A. (b)     4,870,503
                                               -------------
             SINGAPORE -- 1.6%
     657,800 Keppel Corp. Ltd. (b)                 3,145,904
   1,361,600 StarHub Ltd. (b)                      3,315,354
                                               -------------
                                                   6,461,258
                                               -------------
             SPAIN -- 3.3%
      91,266 ACS Actividades de Construccion
                y Servicios S.A. (b)               2,625,922
     169,390 Gas Natural SDG S.A. (b)              3,305,176
   1,223,104 Mapfre S.A. (b)                       3,198,237
     351,823 Telefonica S.A. (b)                   4,268,335
                                               -------------
                                                  13,397,670
                                               -------------
             SWEDEN -- 2.0%
     114,802 NCC AB, Class B (b)                   3,469,002
     836,026 TeliaSonera AB (b)                    4,512,687
                                               -------------
                                                   7,981,689
                                               -------------
             SWITZERLAND -- 3.5%
      83,294 Swiss Re AG (b)                       7,146,388
       6,610 Swisscom AG (b)                       3,298,834
      16,263 Zurich Insurance Group AG (b)         3,992,669
                                               -------------
                                                  14,437,891
                                               -------------


                        See Notes to Financial Statements                Page 43

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)

SEPTEMBER 30, 2015

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             UNITED KINGDOM -- 15.0%
     375,835 Amec Foster Wheeler PLC (b)       $   4,082,584
     684,634 Amlin PLC (b)                         6,803,265
      56,098 AstraZeneca PLC (b)                   3,557,644
     431,415 BAE Systems PLC (b)                   2,924,379
   4,590,318 Cable & Wireless Communications
                PLC (b)                            3,852,354
     841,728 Carillion PLC (b)                     3,852,724
     488,525 Halfords Group PLC (b)                3,416,567
   4,075,105 Ladbrokes PLC (b)                     5,919,619
     579,464 Noble Corp. PLC                       6,321,952
      81,733 Provident Financial PLC (b)           3,888,032
     200,321 Royal Dutch Shell PLC,
                Class A (b)                        4,751,604
     129,178 Severn Trent PLC (b)                  4,273,204
     441,510 Tate & Lyle PLC (b)                   3,934,153
     261,747 United Utilities Group PLC (b)        3,668,635
                                               -------------
                                                  61,246,716
                                               -------------
             UNITED STATES -- 16.3%
      64,091 Altria Group, Inc.                    3,486,551
      60,884 American Electric Power Co., Inc.     3,461,864
     151,041 AT&T, Inc.                            4,920,916
     210,802 CenterPoint Energy, Inc.              3,802,868
     146,428 CenturyLink, Inc.                     3,678,271
      62,451 Consolidated Edison, Inc.             4,174,849
      38,997 DTE Energy Co.                        3,134,189
     109,120 FirstEnergy Corp.                     3,416,547
     261,542 Guess?, Inc.                          5,586,537
     212,454 Mattel, Inc.                          4,474,281
   1,095,027 PDL BioPharma, Inc.                   5,507,986
     134,236 Pepco Holdings, Inc.                  3,251,196
     254,876 R.R. Donnelley & Sons Co.             3,710,995
      66,381 SCANA Corp.                           3,734,595
      95,010 Southern (The) Co.                    4,246,947
     222,900 TECO Energy, Inc.                     5,853,354
                                               -------------
                                                  66,441,946
                                               -------------
             TOTAL INVESTMENTS -- 99.9%          407,047,281
             (Cost $481,047,523) (c)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                  397,712
                                               -------------
             NET ASSETS -- 100.0%              $ 407,444,993
                                               =============


(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2015, securities noted as such are valued at $294,116,978 or 72.19% of net assets. Certain of these securities are fair valued using a factor provided by an independent pricing service due to the change in value between the foreign markets' close and the NYSE close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(c) Aggregate cost for federal income tax purposes is $486,901,286. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $20,867,411 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $100,721,416.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        TOTAL
                      VALUE AT
INVESTMENTS           9/30/2015       LEVEL 1        LEVEL 2        LEVEL 3
------------------------------------------------------------------------------
Common Stocks:
Canada              $  40,166,405  $  40,166,405  $          --  $          --
United
   Kingdom             61,246,716      6,321,952     54,924,764             --
United States          66,441,946     66,441,946             --             --
Other Country
   Categories*        239,192,214             --    239,192,214             --
                    ----------------------------------------------------------
Total Investments   $ 407,047,281  $ 112,930,303  $ 294,116,978  $          --
                    ==========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of September 30, 2015, the Fund transferred common stocks valued at $212,978,168 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at September 30, 2014 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on September 30, 2015 exceeding a certain threshold.


Page 44                 See Notes to Financial Statements

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)

SEPTEMBER 30, 2015

                                                % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
------------------------------------------------------------
Euro                                               23.1%
Australian Dollar                                  18.2
United States Dollar                               17.9
British Pound Sterling                             16.4
Canadian Dollar                                     9.9
Swiss Franc                                         3.5
Hong Kong Dollar                                    3.4
New Zealand Dollar                                  2.5
Swedish Krona                                       1.9
Singapore Dollar                                    1.6
Norwegian Krone                                     1.0
Danish Krone                                        0.6
                                                  -------
     Total                                        100.0%
                                                  =======


                        See Notes to Financial Statements                Page 45

FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND (FAN)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) -- 100.0%
             AUSTRALIA -- 4.2%
   8,876,594 Infigen Energy (b) (c)            $   1,681,942
                                               -------------
             BERMUDA -- 4.3%
  25,325,818 Concord New Energy Group
                Ltd. (b)                           1,705,168
                                               -------------
             BRAZIL -- 0.5%
     160,184 Centrais Eletricas Brasileiras
                S.A., ADR (c)                        206,637
                                               -------------
             CAYMAN ISLANDS -- 0.4%
     152,981 China High Speed Transmission
                Equipment Group Co., Ltd.
                (b) (c)                              149,496
                                               -------------
             CHINA -- 8.3%
   2,893,100 China Longyuan Power Group
                Corp., Ltd., Class H (b)           3,129,122
     609,637 China Suntien Green Energy Corp.,
                Ltd., Class H (b)                    108,110
     171,892 Harbin Electric Co., Ltd.,
                Class H (b)                           94,950
                                               -------------
                                                   3,332,182
                                               -------------
             DENMARK -- 13.1%
   1,638,596 Greentech Energy Systems
                A/S (b) (c)                        1,707,345
      67,603 Vestas Wind Systems A/S (b)           3,514,615
                                               -------------
                                                   5,221,960
                                               -------------
             FRANCE -- 3.3%
      16,743 Alstom S.A. (b) (c)                     517,883
   1,339,421 Theolia S.A. (c)                        793,239
                                               -------------
                                                   1,311,122
                                               -------------
             GERMANY -- 15.9%
      46,442 E. ON SE (b)                            398,541
     111,883 Nordex SE (b) (c)                     3,056,916
     801,467 PNE Wind AG (c)                       1,879,789
      29,504 RWE AG (b)                              335,277
       7,827 Siemens AG, ADR                         698,951
                                               -------------
                                                   6,369,474
                                               -------------
             GREECE -- 0.3%
      40,219 Terna Energy S.A. (b)                   123,211
                                               -------------
             ITALY -- 1.2%
     252,721 Enel Green Power S.p.A. (b)             477,862
                                               -------------
             JAPAN -- 1.4%
      48,500 Mitsui & Co., Ltd. (b)                  545,116
                                               -------------
             PORTUGAL -- 1.6%
     173,337 EDP-Energias de Portugal S.A. (b)       635,029
                                               -------------
             SOUTH KOREA -- 0.3%
      44,302 Dongkuk Structure & Construction
                Co., Ltd. (b)                        129,528
                                               -------------
             SPAIN -- 22.7%
       4,406 Acciona S.A. (b)                        312,677
     361,506 EDP Renovaveis S.A. (b)               2,375,716
      34,966 Endesa S.A. (b)                         737,381


SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             SPAIN (CONTINUED)
     175,205 Gamesa Corp. Tecnologica
                S.A. (b)                       $   2,432,179
     480,314 Iberdrola S.A. (b)                    3,200,455
                                               -------------
                                                   9,058,408
                                               -------------
             SWEDEN -- 6.6%
     397,250 Arise AB (c)                            816,337
     528,807 Eolus Vind AB, Class B (b)            1,296,833
      27,643 SKF AB, Class B (b)                     508,036
                                               -------------
                                                   2,621,206
                                               -------------
             SWITZERLAND -- 0.8%
       8,840 BKW AG                                  337,418
                                               -------------
             UNITED KINGDOM -- 3.2%
      20,346 BP PLC, ADR                             621,774
      14,308 Royal Dutch Shell PLC, Class A,
                ADR                                  678,056
                                               -------------
                                                   1,299,830
                                               -------------
             UNITED STATES -- 11.9%
      37,309 AES (The) Corp.                         365,255
      10,023 Allegheny Technologies, Inc.            142,126
       8,570 Alliant Energy Corp.                    501,259
     249,663 Capstone Turbine Corp. (c)               84,886
      11,445 Duke Energy Corp.                       823,353
      26,843 Federal-Mogul Holdings Corp. (c)        183,338
      30,308 General Electric Co.                    764,368
       8,365 NextEra Energy, Inc.                    816,006
      20,599 NRG Energy, Inc.                        305,895
       5,286 Otter Tail Corp.                        137,753
      16,493 Trinity Industries, Inc.                373,896
       6,158 Woodward, Inc.                          250,631
                                               -------------
                                                   4,748,766
                                               -------------

             TOTAL INVESTMENTS -- 100.0%          39,954,355
             (Cost $46,127,400) (d)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                    4,580
                                               -------------
             NET ASSETS -- 100.0%              $  39,958,935
                                               =============


(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2015, securities noted as such are valued at $29,173,388 or 73.01% of net assets. Certain of these securities are fair valued using a factor provided by an independent pricing service due to the change in value between the foreign markets' close and the NYSE close


Page 46                 See Notes to Financial Statements

FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND (FAN)

SEPTEMBER 30, 2015

      exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(c)   Non-income producing security.

(d) Aggregate cost for federal income tax purposes is $47,990,331. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $4,487,182 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $12,523,158.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        TOTAL
                      VALUE AT
INVESTMENTS           9/30/2015       LEVEL 1        LEVEL 2        LEVEL 3
------------------------------------------------------------------------------
Common Stocks:
Brazil              $     206,637  $     206,637  $          --  $          --
France                  1,311,122        793,239        517,883             --
Germany                 6,369,474      2,578,740      3,790,734             --
Sweden                  2,621,206        816,337      1,804,869             --
Switzerland               337,418        337,418             --             --
United
   Kingdom              1,299,830      1,299,830             --             --
United States           4,748,766      4,748,766             --             --
Other Country
   Categories*         23,059,902             --     23,059,902             --
                    ----------------------------------------------------------
Total Investments   $  39,954,355  $  10,780,967  $  29,173,388  $          --
                    ==========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of September 30, 2015, the Fund transferred common stocks valued at $29,173,388 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at September 30, 2014 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on September 30, 2015 exceeding a certain threshold.


                                                % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
------------------------------------------------------------
Euro                                               43.2%
United States Dollar                               17.4
Danish Krone                                       13.1
Hong Kong Dollar                                   13.0
Swedish Krona                                       6.6
Australian Dollar                                   4.2
Japanese Yen                                        1.4
Swiss Franc                                         0.8
South Korean Won                                    0.3
                                                  -------
     Total                                        100.0%
                                                  =======


                        See Notes to Financial Statements                Page 47

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND (FLM)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) -- 99.7%
             AUSTRALIA -- 2.3%
      11,486 CIMIC Group Ltd. (b)              $     190,816
      49,100 Downer EDI Ltd. (b)                     116,097
       9,786 Monadelphous Group Ltd. (b)              42,491
                                               -------------
                                                     349,404
                                               -------------
             CANADA -- 3.7%
       4,745 Aecon Group, Inc.                        48,321
      11,796 SNC-Lavalin Group, Inc.                 335,715
       8,559 Stantec, Inc.                           187,150
                                               -------------
                                                     571,186
                                               -------------
             CAYMAN ISLANDS -- 2.0%
     212,402 China State Construction
                International Holdings Ltd. (b)      304,805
                                               -------------
             CHINA -- 5.5%
     351,242 China Communications
                Construction Co., Ltd.,
                Class H (b)                          435,692
     458,727 China Railway Group Ltd.,
                Class H (b)                          418,988
                                               -------------
                                                     854,680
                                               -------------
             FINLAND -- 0.3%
       8,279 YIT OYJ (b)                              45,298
                                               -------------
             FRANCE -- 9.8%
      13,616 Bouygues S.A. (b)                       483,219
       6,811 Eiffage S.A. (b)                        421,333
       9,617 Vinci S.A. (b)                          611,535
                                               -------------
                                                   1,516,087
                                               -------------
             IRELAND -- 2.0%
      12,630 Kingspan Group PLC (b)                  305,241
                                               -------------
             ITALY -- 0.7%
      29,043 Salini Impregilo S.p.A. (b)             110,496
                                               -------------
             JAPAN -- 25.7%
      34,000 Chiyoda Corp. (b)                       232,346
      15,300 COMSYS Holdings Corp. (b)               182,491
      23,000 JGC Corp. (b)                           305,145
      90,000 Kajima Corp. (b)                        477,618
       2,000 Kandenko Co., Ltd. (b)                   12,926
      15,500 Kinden Corp. (b)                        196,590
      62,000 Kumagai Gumi Co. Ltd. (b)               193,924
       9,200 Kyowa Exeo Corp. (b)                     88,968
      14,000 Maeda Corp. (b) (c)                     102,179
       6,000 Nippo Corp. (b)                         102,261
      44,000 Nishimatsu Construction Co.,
                Ltd. (b)                             182,959
      65,000 Obayashi Corp. (b)                      554,592
       7,000 Okumura Corp. (b)                        37,346
      35,800 Penta-Ocean Construction Co.,
                Ltd. (b)                             168,046
      55,000 Shimizu Corp. (b)                       472,241
      92,000 Taisei Corp. (b)                        599,756
      16,000 Toda Corp. (b)                           70,881
                                               -------------
                                                   3,980,269
                                               -------------


SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             NETHERLANDS -- 6.1%
       8,245 Boskalis Westminster (b)          $     360,907
       9,696 Chicago Bridge & Iron Co. N.V. (c) 384,543 41,056 Koninklijke BAM Groep
                N.V. (b) (d)                         192,056
                                               -------------
                                                     937,506
                                               -------------
             PANAMA -- 1.3%
      47,770 McDermott International, Inc. (d)       205,411
                                               -------------
             PHILIPPINES -- 0.8%
      19,310 Manila Electric Co. (b)                 122,580
                                               -------------
             SOUTH KOREA -- 3.5%
      47,564 Daewoo Engineering &
                Construction Co. Ltd. (b) (d)        256,837
      13,995 GS Engineering & Construction
                Corp. (b) (d)                        291,785
                                               -------------
                                                     548,622
                                               -------------
             SPAIN -- 7.0%
      15,659 ACS Actividades de Construccion
                y Servicios S.A. (b)                 450,544
      12,777 Obrascon Huarte Lain S.A. (b) (c)       168,499
      89,638 Sacyr S.A. (b) (c)                      198,710
       5,955 Tecnicas Reunidas S.A. (b)              263,717
                                               -------------
                                                   1,081,470
                                               -------------
             SWEDEN -- 5.8%
      10,530 NCC AB, Class B (b)                     318,188
      18,668 Peab AB (b)                             129,848
      23,009 Skanska AB, Class B (b)                 451,729
                                               -------------
                                                     899,765
                                               -------------
             UNITED KINGDOM -- 3.8%
      31,274 Amec Foster Wheeler PLC (b)             339,720
      64,616 Balfour Beatty PLC (b)                  246,012
                                               -------------
                                                     585,732
                                               -------------
             UNITED STATES -- 19.4%
      14,119 AECOM (d)                               388,414
       5,606 Dycom Industries, Inc. (d)              405,650
       7,644 EMCOR Group, Inc.                       338,247
      10,109 Fluor Corp.                             428,116
      11,738 Jacobs Engineering Group, Inc. (d)      439,353
      19,853 KBR, Inc.                               330,751
      13,641 MasTec, Inc. (d)                        215,937
         531 Matrix Service Co. (d)                   11,932
      18,376 Quanta Services, Inc. (d)               444,883
                                               -------------
                                                   3,003,283
                                               -------------
             TOTAL COMMON STOCKS -- 99.7%         15,421,835
             (Cost $16,556,921)                -------------

             MONEY MARKET FUNDS -- 2.0%
     310,604 Goldman Sachs Financial Square
                Treasury Obligations Fund --
                Institutional Class --
                0.01% (e) (f)                        310,604
             (Cost $310,604)                   -------------


Page 48                 See Notes to Financial Statements

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND (FLM)

SEPTEMBER 30, 2015

 PRINCIPAL
   VALUE     DESCRIPTION                               VALUE
------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 1.0%
$     73,955 JPMorgan Chase & Co., 0.09% (e),
                dated 09/30/15, due 10/01/15,
                with a maturity value of
                $73,955. Collateralized by U.S.
                Treasury Note, interest rate of
                1.625%, due 07/31/19. The value
                of the collateral including
                accrued interest is
                $75,638. (f)                   $      73,955
      78,231 RBC Capital Markets LLC,
                0.05% (e), dated 09/30/15, due
                10/01/15, with a maturity value
                of $78,231. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.625%, due 08/15/20.
                The value of the collateral
                including accrued interest is
                $80,049. (f)                          78,231
                                               -------------
             TOTAL REPURCHASE
                AGREEMENTS --1.0%                    152,186
             (Cost $152,186)                   -------------

             TOTAL INVESTMENTS -- 102.7%          15,884,625
             (Cost $17,019,711) (g)
             NET OTHER ASSETS AND
                LIABILITIES -- (2.7)%               (424,772)
                                               -------------
             NET ASSETS -- 100.0%              $  15,459,853
                                               =============


(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2015, securities noted as such are valued at $11,257,412 or 72.82% of net assets. Certain of these securities are fair valued using a factor provided by an independent pricing service due to the change in value between the foreign markets' close and the NYSE close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(c) All or a portion of this security is on loan (see Note 2E - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $460,930 and the total value of the collateral held by the Fund is $462,790.

(d)   Non-income producing security.

(e)   Interest rate shown reflects yield as of September 30, 2015.

(f)   This security serves as collateral for securities on loan.

(g) Aggregate cost for federal income tax purposes is $17,115,281. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,059,443 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,290,099.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        TOTAL
                      VALUE AT
INVESTMENTS           9/30/2015       LEVEL 1        LEVEL 2        LEVEL 3
------------------------------------------------------------------------------
Common Stocks:
Canada              $     571,186  $     571,186  $          --  $          --
Netherlands               937,506        384,543        552,963             --
Panama                    205,411        205,411             --             --
United States           3,003,283      3,003,283             --             --
Other Country
   Categories*         10,704,449             --     10,704,449             --
                    ----------------------------------------------------------
Total Common
   Stocks              15,421,835      4,164,423     11,257,412             --
Money Market
   Funds                  310,604        310,604             --             --
Repurchase
   Agreements             152,186             --        152,186             --
                    ----------------------------------------------------------
Total Investments   $  15,884,625  $   4,475,027  $  11,409,598  $          --
                    ==========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of September 30, 2015, the Fund transferred common stocks valued at $6,601,115 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at September 30, 2014 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on September 30, 2015 exceeding a certain threshold.


                        See Notes to Financial Statements                Page 49

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND (FLM)

SEPTEMBER 30, 2015

-------------------------------------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                $     460,930
Non-cash Collateral(2)                              (460,930)
                                               -------------
Net Amount                                     $          --
                                               =============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At September 30, 2015, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(3)                $     152,186
Non-cash Collateral(4)                              (152,186)
                                               -------------
Net Amount                                     $          --
                                               =============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At September 30, 2015, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                                                % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
------------------------------------------------------------
United States Dollar                               25.5%
Japanese Yen                                       25.1
Euro                                               22.7
Hong Kong Dollar                                    7.3
Swedish Krona                                       5.7
British Pound Sterling                              3.7
Canadian Dollar                                     3.6
South Korean Won                                    3.4
Australian Dollar                                   2.2
Philippine Peso                                     0.8
                                                  -------
     Total                                        100.0%
                                                  =======


Page 50                 See Notes to Financial Statements

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) -- 99.8%
             CAYMAN ISLANDS -- 3.8%
     400,750 Wasion Group Holdings Ltd. (b)    $     416,118
                                               -------------
             FRANCE -- 8.2%
       2,801 Alstom S.A. (b) (c)                      86,639
         356 Saft Groupe S.A. (b)                     11,645
      14,389 Schneider Electric SE (b)               805,775
                                               -------------
                                                     904,059
                                               -------------
             GERMANY -- 5.0%
       2,291 Siemens AG (b)                          204,672
       8,107 SMA Solar Technology
                AG (b) (c) (d)                       351,033
                                               -------------
                                                     555,705
                                               -------------
             IRELAND -- 1.9%
       3,979 Eaton Corp. PLC                         204,123
                                               -------------
             ITALY -- 8.0%
      42,502 Prysmian S.p.A. (b)                     878,492
                                               -------------
             JAPAN -- 5.9%
      34,000 NEC Corp. (b)                           104,679
       4,000 NGK Insulators Ltd. (b)                  76,542
      29,000 Osaki Electric Co., Ltd. (b) (d)        143,131
      20,600 Panasonic Corp. (b)                     208,474
      49,000 Toshiba Corp. (b) (c)                   123,444
                                               -------------
                                                     656,270
                                               -------------
             SPAIN -- 8.6%
      11,377 Red Electrica Corp. S.A. (b)            944,703
                                               -------------
             SWITZERLAND -- 7.5%
      47,041 ABB Ltd. (b)                            832,321
                                               -------------
             UNITED KINGDOM -- 2.6%
      12,848 Melrose Industries PLC (b)               51,397
      17,164 National Grid PLC (b)                   239,045
                                               -------------
                                                     290,442
                                               -------------
             UNITED STATES -- 48.3%
      18,710 Advanced Energy Industries,
                Inc. (c)                             492,073
         333 AZZ, Inc.                                16,214
       7,790 Badger Meter, Inc.                      452,287
         323 Digi International, Inc. (c)              3,808
      21,376 EnerNOC, Inc. (c)                       168,870
         599 EnerSys                                  32,094
      22,207 Enphase Energy, Inc. (c) (d)             82,166
      12,575 ESCO Technologies, Inc.                 451,443
      31,209 General Cable Corp.                     371,387
       9,148 General Electric Co.                    230,713
       2,287 Honeywell International, Inc.           216,556
         655 Hubbell, Inc., Class B                   55,642
      27,773 ITC Holdings Corp.                      925,952
      15,136 Itron, Inc. (c)                         482,990
       5,519 Johnson Controls, Inc.                  228,266
         804 MasTec, Inc. (c)                         12,727
      15,827 MYR Group, Inc. (c)                     414,667
      16,089 PowerSecure International,
                Inc. (c)                             185,345
      18,733 Quanta Services, Inc. (c)               453,526


SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             UNITED STATES (CONTINUED)
         276 Valmont Industries, Inc.          $      26,190
         495 WESCO International, Inc. (c)            23,003
                                               -------------
                                                   5,325,919
                                               -------------
             TOTAL COMMON STOCKS -- 99.8%         11,008,152
             (Cost $11,648,225)                -------------

             MONEY MARKET FUNDS -- 2.2%
     238,100 Goldman Sachs Financial Square
                Treasury Obligations Fund --
                Institutional Class --
                0.01% (e) (f)                        238,100
             (Cost $238,100)                   -------------


 PRINCIPAL
   VALUE     DESCRIPTION                               VALUE
------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 1.0%
$     56,692 JPMorgan Chase & Co., 0.09% (e),
                dated 09/30/15, due 10/01/15,
                with a maturity value of
                $56,692. Collateralized by U.S.
                Treasury Note, interest rate of
                1.625%, due 07/31/19. The value
                of the collateral including
                accrued interest is
                $57,982. (f)                          56,692
      59,970 RBC Capital Markets LLC,
                0.05% (e), dated 09/30/15, due
                10/01/15, with a maturity value
                of $59,970. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.625%, due 08/15/20.
                The value of the collateral
                including accrued interest is
                $61,363. (f)                          59,970
                                               -------------
             TOTAL REPURCHASE
                AGREEMENTS -- 1.0%                   116,662
             (Cost $116,662)                   -------------

             TOTAL INVESTMENTS -- 103.0%          11,362,914
             (Cost $12,002,987) (g)
             NET OTHER ASSETS AND
                LIABILITIES -- (3.0)%               (329,290)
                                               -------------
             NET ASSETS -- 100.0%              $  11,033,624
                                               =============


(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2015, securities noted as such are valued at $5,478,110 or 49.65% of net assets. Certain of these securities are fair valued using a factor provided by an independent pricing service due to



                        See Notes to Financial Statements                Page 51

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)

SEPTEMBER 30, 2015


      the change in value between the foreign markets' close and the NYSE close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(c)   Non-income producing security.

(d) All or a portion of this security is on loan (see Note 2E - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $355,965 and the total value of the collateral held by the Fund is $354,762.

(e)   Interest rate shown reflects yield as of September 30, 2015.

(f)   This security serves as collateral for securities on loan.

(g) Aggregate cost for federal income tax purposes is $12,096,453. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $937,863 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,671,402.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        TOTAL
                      VALUE AT
INVESTMENTS           9/30/2015       LEVEL 1        LEVEL 2        LEVEL 3
------------------------------------------------------------------------------
Common Stocks:
Ireland             $     204,123  $     204,123  $          --  $          --
United States           5,325,919      5,325,919             --             --
Other Country
   Categories*          5,478,110             --      5,478,110             --
                    ----------------------------------------------------------
Total Common
   Stocks              11,008,152      5,530,042      5,478,110             --
Money Market
   Funds                  238,100        238,100             --             --
Repurchase
   Agreements             116,662             --        116,662             --
                    ----------------------------------------------------------
Total Investments   $  11,362,914  $   5,768,142  $   5,594,772  $          --
                    ==========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of September 30, 2015, the Fund transferred common stocks valued at $5,095,241 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at September 30, 2014 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on September 30, 2015 exceeding a certain threshold.

------------------------------------------------------------
OFFSETTING ASSETS AND LIABILITIES
------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                $     355,965
Non-cash Collateral(2)                              (355,965)
                                               -------------
Net Amount                                     $          --
                                               =============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) The collateral requirements are determined at the beginning of each business day based on the market value of the loaned securities from the end of the prior day. On September 30, 2015, the last business day of the period, there was sufficient collateral based on the end of day market value from the prior business day; however, as a result of market movement from September 29 to September 30, the value of the related securities loaned was above the collateral value received. See Note 2E - Securities Lending in the Notes to Financial Statements.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(3)                $     116,662
Non-cash Collateral(4)                              (116,662)
                                               -------------
Net Amount                                     $          --
                                               =============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At September 30, 2015, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                                                % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
------------------------------------------------------------
United States Dollar                               51.8%
Euro                                               28.9
Swiss Franc                                         7.3
Japanese Yen                                        5.8
Hong Kong Dollar                                    3.7
British Pound Sterling                              2.5
                                                  -------
     Total                                        100.0%
                                                  =======


Page 52                 See Notes to Financial Statements

FIRST TRUST ISE GLOBAL COPPER INDEX FUND (CU)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) -- 98.5%
             AUSTRALIA -- 8.8%
     236,519 OZ Minerals Ltd. (b)              $     555,372
     145,302 Sandfire Resources NL (b)               555,395
                                               -------------
                                                   1,110,767
                                               -------------
             CANADA -- 27.8%
   1,022,296 Capstone Mining Corp. (c)               337,063
     990,349 Copper Mountain Mining Corp. (c)        296,845
     120,272 First Quantum Minerals Ltd.             440,712
     145,641 HudBay Minerals, Inc.                   538,037
     105,916 Imperial Metals Corp. (c)               490,491
     233,396 Katanga Mining Ltd. (c)                  29,732
     210,408 Lundin Mining Corp. (c)                 594,409
     469,975 Taseko Mines Ltd. (c)                   190,387
     234,197 Turquoise Hill Resources Ltd. (c)       598,435
                                               -------------
                                                   3,516,111
                                               -------------
             CHINA -- 8.1%
     838,946 Jiangxi Copper Co., Ltd.,
                Class H (b)                        1,022,961
                                               -------------
             PERU -- 1.1%
       8,514 Sociedad Minera Cerro Verde
                S.A.A. (c)                           136,309
                                               -------------
             POLAND -- 5.2%
      30,759 KGHM Polska Miedz S.A. (b)              664,440
                                               -------------
             RUSSIA -- 6.1%
      53,485 MMC Norilsk Nickel PJSC, ADR            768,524
                                               -------------
             TURKEY -- 3.8%
     393,206 Park Elektrik Uretim Madencilik
                Sanayi ve Ticaret A.S. (b) (c)       478,830
                                               -------------
             UNITED KINGDOM -- 22.0%
     117,489 Antofagasta PLC (b)                     889,940
     341,120 KAZ Minerals PLC (b) (c)                437,488
      28,348 Rio Tinto PLC, ADR                      958,729
      76,344 Vedanta Resources PLC (b)               491,781
                                               -------------
                                                   2,777,938
                                               -------------
             UNITED STATES -- 15.6%
      96,468 Freeport-McMoRan, Inc.                  934,775
      39,012 Southern Copper Corp.                 1,042,401
                                               -------------
                                                   1,977,176
                                               -------------
             TOTAL INVESTMENTS -- 98.5%           12,453,056
             (Cost $26,150,530) (d)
             NET OTHER ASSETS AND
                LIABILITIES -- 1.5%                  189,627
                                               -------------
             NET ASSETS -- 100.0%              $  12,642,683
                                               =============


(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2015, securities noted as such are valued at $5,096,207 or 40.31% of net assets. Certain of these securities are fair valued using a factor provided by an independent pricing service due to the change in value between the foreign markets' close and the NYSE close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(c)   Non-income producing security.

(d) Aggregate cost for federal income tax purposes is $28,429,170. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $0 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $15,976,114.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        TOTAL
                      VALUE AT
INVESTMENTS           9/30/2015       LEVEL 1        LEVEL 2        LEVEL 3
------------------------------------------------------------------------------
Common Stocks:
Canada              $   3,516,111  $   3,516,111  $          --  $          --
Peru                      136,309        136,309             --             --
Russia                    768,524        768,524             --             --
United
   Kingdom              2,777,938        958,729      1,819,209             --
United States           1,977,176      1,977,176             --             --
Other Country
   Categories*          3,276,998             --      3,276,998             --
                    ----------------------------------------------------------
Total Investments   $  12,453,056  $   7,356,849  $   5,096,207  $          --
                    ==========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of September 30, 2015, the Fund transferred common stocks valued at $4,426,438 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at September 30, 2014 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on September 30, 2015 exceeding a certain threshold.


                        See Notes to Financial Statements                Page 53

FIRST TRUST ISE GLOBAL PLATINUM INDEX FUND (PLTM)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) -- 95.0%
             BERMUDA -- 4.0%
   2,172,172 Aquarius Platinum Ltd. (b)        $     215,229
                                               -------------
             CANADA -- 10.4%
     336,112 Eastern Platinum Ltd. (b)               254,382
   1,015,895 Platinum Group Metals Ltd. (b)          228,377
     113,100 PolyMet Mining Corp. (b)                 76,241
                                               -------------
                                                     559,000
                                               -------------
             CHINA -- 4.7%
   2,391,192 Xinjiang Xinxin Mining Industry
                Co., Ltd., Class H (b) (c)           254,432
                                               -------------
             GUERNSEY -- 0.9%
      13,223 Zimplats Holdings Ltd. (c)               47,799
                                               -------------
             HONG KONG -- 4.6%
   1,298,128 MMG Ltd. (b) (c)                        245,382
                                               -------------
             JAPAN -- 4.7%
      14,800 Furuya Metal Co., Ltd. (c)              256,012
                                               -------------
             RUSSIA -- 9.8%
      36,625 MMC Norilsk Nickel PJSC, ADR            526,263
                                               -------------
             SOUTH AFRICA -- 30.5%
      55,068 African Rainbow Minerals Ltd. (c)       206,673
      12,665 Anglo American Platinum
                Ltd. (b) (c)                         209,830
     172,427 Impala Platinum Holdings
                Ltd. (b) (c)                         478,879
     113,485 Northam Platinum Ltd. (b) (c)           221,592
     129,049 Royal Bafokeng Platinum
                Ltd. (b) (c)                         224,502
   7,755,092 Wesizwe Platinum Ltd. (b)               302,179
                                               -------------
                                                   1,643,655
                                               -------------
             UNITED KINGDOM -- 15.3%
      14,354 Johnson Matthey PLC (c)                 532,185
   1,174,144 Lonmin PLC (b) (c)                      289,343
                                               -------------
                                                     821,528
                                               -------------
             UNITED STATES -- 10.1%
      52,509 Stillwater Mining Co. (b)               542,418
                                               -------------
             TOTAL INVESTMENTS -- 95.0%            5,111,718
             (Cost $10,247,299) (d)
             NET OTHER ASSETS AND
                LIABILITIES -- 5.0%                  267,985
                                               -------------
             NET ASSETS -- 100.0%              $   5,379,703
                                               =============


(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2015, securities noted as such are valued at $2,966,629 or 55.14% of net assets. Certain of these securities are fair valued using a factor provided by an independent pricing service due to the change in value between the foreign markets' close and the NYSE close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(d) Aggregate cost for federal income tax purposes is $12,138,060. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $0 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $7,026,342.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        TOTAL
                      VALUE AT
INVESTMENTS           9/30/2015       LEVEL 1        LEVEL 2        LEVEL 3
------------------------------------------------------------------------------
Common Stocks:
Bermuda             $     215,229  $     215,229  $          --  $          --
Canada                    559,000        559,000             --             --
Russia                    526,263        526,263             --             --
South Africa            1,643,655        302,179      1,341,476             --
United States             542,418        542,418             --             --
Other Country
   Categories*          1,625,153             --      1,625,153             --
                    ----------------------------------------------------------
Total Investments   $   5,111,718  $   2,145,089  $   2,966,629  $          --
                    ==========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of September 30, 2015, the Fund transferred common stocks valued at $2,426,909 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at September 30, 2014 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on September 30, 2015 exceeding a certain threshold.


Page 54                 See Notes to Financial Statements

FIRST TRUST BICK INDEX FUND (BICK)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) -- 100.0%
             BRAZIL -- 26.1%
      15,272 Ambev S.A., ADR                   $      74,833
      12,784 Banco Bradesco S.A., ADR                 68,522
      17,492 Banco do Brasil S.A.                     66,315
      10,645 BB Seguridade Participacoes S.A.         66,295
      26,911 BM&FBOVESPA S.A.                         74,668
       4,099 BRF S.A.                                 73,047
      22,325 CCR S.A.                                 68,476
       4,726 Cia Brasileira de Distribuicao
                (Preference Shares)                   59,425
       7,753 Cielo S.A.                               72,084
       3,017 Embraer S.A., ADR                        77,175
       5,199 Fibria Celulose S.A.                     70,343
      10,912 Itau Unibanco Holding S.A., ADR          72,237
      38,766 Itausa-Investimentos Itau S.A.
                (Preference Shares)                   69,817
      16,678 JBS S.A.                                 70,633
      13,570 Klabin S.A.                              75,235
      33,318 Kroton Educacional S.A.                  65,216
      75,420 Lojas Renner S.A.                       352,702
      16,176 Petroleo Brasileiro S.A., ADR (b)        70,365
       7,190 Raia Drogasil S.A.                       70,930
      14,780 Suzano Papel e Celulose S.A.
                (Preference Shares), Class A          71,505
       7,232 Telefonica Brasil S.A., ADR              66,028
       6,688 Tim Participacoes S.A., ADR              63,201
       4,476 Ultrapar Participacoes S.A.              75,181
      14,812 Vale S.A., ADR                           62,210
                                               -------------
                                                   1,956,443
                                               -------------
             CAYMAN ISLANDS -- 6.8%
       1,141 Alibaba Group Holding Ltd.,
                ADR (b)                               67,285
         512 Baidu, Inc., ADR (b)                     70,354
       1,071 Ctrip.com International Ltd.,
                ADR (b)                               67,666
       3,041 JD.com, Inc., ADR (b)                    79,248
         628 NetEase, Inc., ADR                       75,435
       4,472 Tencent Holdings Ltd. (c)                75,383
       4,514 Vipshop Holdings Ltd., ADR (b)           75,835
                                               -------------
                                                     511,206
                                               -------------
             CHINA -- 16.2%
     188,411 Agricultural Bank of China Ltd.,
                Class H (c)                           71,557
     159,950 Bank of China Ltd., Class H (c)          68,976
     103,000 Bank of Communications Co.,
                Ltd., Class H (c)                     71,796
     187,200 CGN Power Co., Ltd.,
                Class H (c) (d)                       78,307
     122,619 China CITIC Bank Corp., Ltd.,
                Class H (b) (c)                       71,401
     105,606 China Construction Bank Corp.,
                Class H (c)                           70,474
      21,712 China Life Insurance Co., Ltd.,
                Class H (c)                           75,653


SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             CHINA (CONTINUED)
      30,258 China Merchants Bank Co., Ltd.,
                Class H (c)                    $      73,748
      19,801 China Pacific Insurance (Group)
                Co., Ltd., Class H (c)                73,865
     110,506 China Petroleum & Chemical
                Corp., Class H (c)                    67,690
      35,473 CITIC Securities Co., Ltd.,
                Class H (c)                           63,760
      58,600 CRRC Corp., Ltd., Class H (b) (c)        74,730
      47,840 Haitong Securities Co., Ltd.,
                Class H (c)                           69,714
     121,798 Industrial and Commercial Bank
                of China Ltd., Class H (c)            70,363
      99,453 PetroChina Co., Ltd., Class H (c)        69,259
      36,000 PICC Property and Casualty Co.,
                Ltd., Class H (c)                     70,513
      14,952 Ping An Insurance (Group) Co. of
                China Ltd., Class H (c)               74,715
                                               -------------
                                                   1,216,521
                                               -------------
             HONG KONG -- 0.9%
      67,187 CNOOC Ltd. (c)                           69,178
                                               -------------
             INDIA -- 20.1%
       3,171 Axis Bank Ltd., GDR (c)                 119,879
       1,878 Dr. Reddy's Laboratories Ltd.,
                ADR                                  120,023
       2,036 HDFC Bank Ltd., ADR                     124,379
      13,920 ICICI Bank Ltd., ADR                    116,650
       6,515 Infosys Ltd., ADR                       124,371
       4,792 Larsen & Toubro Ltd., GDR (c)           106,898
       6,512 Mahindra & Mahindra Ltd.,
                GDR (c)                              125,568
       4,493 Reliance Industries Ltd.,
                GDR (c) (d)                          116,867
       3,350 State Bank of India, GDR (c)            121,992
       4,485 Tata Motors Ltd., ADR (b)               100,913
      18,957 Vedanta Ltd., ADR                        98,197
      11,256 Videocon d2h Ltd., ADR (b)              108,620
       9,843 Wipro Ltd., ADR                         120,971
                                               -------------
                                                   1,505,328
                                               -------------
             JERSEY -- 1.4%
       3,872 WNS (Holdings) Ltd., ADR (b)            108,222
                                               -------------
             MAURITIUS -- 1.5%
       7,911 MakeMyTrip Ltd. (b)                     108,776
                                               -------------
             MULTI-NATIONAL -- 0.9%
      10,398 BTG Pactual Group                        68,979
                                               -------------
             SOUTH KOREA -- 24.8%
         249 Amorepacific Corp. (c)                   81,141
       1,222 Celltrion, Inc. (b) (c)                  70,375
         704 Daum Kakao Corp. (c)                     75,002
         252 Hanmi Pharm Co., Ltd. (b) (c)            79,358
         599 Hanmi Science Co., Ltd. (b) (c)          70,789
         760 Hotel Shilla Co., Ltd. (c)               74,076


                        See Notes to Financial Statements                Page 55

FIRST TRUST BICK INDEX FUND (BICK)

SEPTEMBER 30, 2015

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             SOUTH KOREA (CONTINUED)
         407 Hyundai Mobis Co., Ltd. (c)       $      79,637
         560 Hyundai Motor Co. (c)                    77,818
       2,504 KB Financial Group, Inc. (c)             74,431
       1,741 Kia Motors Corp. (c)                     78,922
       1,000 Korea Aerospace Industries
                Ltd. (c)                              57,602
         379 LG Chem Ltd. (c)                         91,869
       3,495 LG Display Co., Ltd. (c)                 66,723
       1,857 LG Electronics, Inc. (c)                 71,733
         110 LG Household & Health Care
                Ltd. (c)                              79,606
         334 Lotte Chemical Corp. (c)                 76,539
         179 NAVER Corp. (c) 77,585

         460 POSCO (c)                                65,042
         534 Samsung C&T Corp. (b) (c)                66,417
          78 Samsung Electronics Co., Ltd. (c)        74,837

         325 Samsung SDS Co., Ltd. (c)                79,233
       2,142 Shinhan Financial Group Co.,
                Ltd. (c)                              74,910
         344 SK Holdings Co., Ltd. (c)                71,007
       2,497 SK Hynix, Inc. (c)                       71,216
         896 SK Innovation Co., Ltd. (b) (c)          74,626
                                               -------------
                                                   1,860,494
                                               -------------
             UNITED KINGDOM -- 1.3%
      14,639 Vedanta Resources PLC (c)                94,299
                                               -------------
             TOTAL INVESTMENTS -- 100.0%           7,499,446
             (Cost $9,170,608) (e)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                    3,669
                                               -------------
             NET ASSETS -- 100.0%              $   7,503,115
                                               =============


(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2015, securities noted as such are valued at $3,907,079 or 52.07% of net assets. Certain of these securities are fair valued using a factor provided by an independent pricing service due to the change in value between the foreign markets' close and the NYSE close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(d) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(e) Aggregate cost for federal income tax purposes is $9,965,057. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $332,952 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,798,563.

ADR   - American Depositary Receipt

GDR   - Global Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        TOTAL
                      VALUE AT
INVESTMENTS           9/30/2015       LEVEL 1        LEVEL 2        LEVEL 3
------------------------------------------------------------------------------
Common Stocks:
Brazil              $   1,956,443  $   1,956,443  $          --  $          --
Cayman
   Islands                511,206        435,823         75,383             --
India                   1,505,328        914,124        591,204             --
Jersey                    108,222        108,222             --             --
Mauritius                 108,776        108,776             --             --
Multi-National             68,979         68,979             --             --
Other Country
   Categories*          3,240,492             --      3,240,492             --
                    ----------------------------------------------------------
Total Investments   $   7,499,446  $   3,592,367  $   3,907,079  $          --
                    ==========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of September 30, 2015, the Fund transferred common stocks valued at $2,697,847 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at September 30, 2014 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on September 30, 2015 exceeding a certain threshold.


Page 56                 See Notes to Financial Statements

FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND (FONE)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) -- 100.0%
             BERMUDA -- 1.3%
      15,430 Marvell Technology Group Ltd.     $     139,642
                                               -------------
             CANADA -- 5.6%
      41,241 BlackBerry Ltd. (b) (c)                 252,807
      25,636 Celestica, Inc. (c)                     330,448
                                               -------------
                                                     583,255
                                               -------------
             CAYMAN ISLANDS -- 3.1%
     702,853 FIH Mobile Ltd. (d)                     323,324
                                               -------------
             CHINA -- 4.0%
      42,446 BYD Co., Ltd., Class H (c) (d)          225,935
      86,373 ZTE Corp., Class H (d)                  197,562
                                               -------------
                                                     423,497
                                               -------------
             FINLAND -- 3.2%
      50,163 Nokia OYJ, ADR                          340,105
                                               -------------
             FRANCE -- 3.1%
      52,537 Alcatel-Lucent, ADR (c)                 191,760
       4,406 Orange S.A. (d)                          66,792
       2,816 Vivendi S.A. (d)                         66,716
                                               -------------
                                                     325,268
                                               -------------
             GERMANY -- 0.7%
       4,072 Deutsche Telekom AG (d)                  72,488
                                               -------------
             GUERNSEY -- 1.6%
       3,040 Amdocs Ltd.                             172,915
                                               -------------
             HONG KONG -- 0.7%
       5,926 China Mobile Ltd. (d)                    70,933
                                               -------------
             ITALY -- 0.7%
      57,321 Telecom Italia S.p.A. (c) (d)            70,639
                                               -------------
             JAPAN -- 8.6%
       2,834 KDDI Corp. (d)                           63,434
       6,400 Kyocera Corp. (d)                       293,120
       3,300 NTT DOCOMO, Inc. (d)                     55,661
       1,200 SoftBank Group Corp. (d)                 55,488
      12,000 Sony Corp. (d)                          294,145
      55,000 Toshiba Corp. (c) (d)                   138,559
                                               -------------
                                                     900,407
                                               -------------
             NETHERLANDS -- 3.1%
       2,417 Gemalto N.V. (d)                        157,135
      23,976 STMicroelectronics N.V. (d)             163,800
                                               -------------
                                                     320,935
                                               -------------
             RUSSIA -- 0.6%
       9,117 Mobile TeleSystems PJSC, ADR             65,825
                                               -------------
             SINGAPORE -- 4.6%
       1,380 Avago Technologies Ltd.                 172,514
      29,783 Flextronics International Ltd. (c)      313,913
                                               -------------
                                                     486,427
                                               -------------
             SOUTH KOREA -- 6.9%
       5,628 KT Corp., ADR (c)                        73,558
       8,320 LG Electronics, Inc. (d)                321,390
         340 Samsung Electronics Co., Ltd. (d)       326,214
                                               -------------
                                                     721,162
                                               -------------


SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             SPAIN -- 0.6%
       4,931 Telefonica S.A. (d)               $      59,823
                                               -------------
             SWEDEN -- 1.7%
      17,875 Telefonaktiebolaget LM Ericsson,
                Class B (d)                          175,347
                                               -------------
             TAIWAN -- 10.4%
     221,158 HTC Corp. (d)                           428,140
     683,512 Inventec Corp. (d)                      325,679
     632,567 Wistron Corp. (d)                       330,760
                                               -------------
                                                   1,084,579
                                               -------------
             UNITED KINGDOM -- 0.6%
      19,950 Vodafone Group PLC (d)                   62,924
                                               -------------
             UNITED STATES -- 38.9%
       4,789 Agilent Technologies, Inc.              164,406
       3,582 Altera Corp.                            179,387
       3,113 Analog Devices, Inc.                    175,604
       2,776 Apple, Inc.                             306,193
       2,095 AT&T, Inc.                               68,255
      14,648 Benchmark Electronics, Inc. (c)         318,741
       3,366 Broadcom Corp., Class A                 173,113
       9,034 CEVA, Inc. (c)                          167,761
       7,777 Ciena Corp. (c)                         161,139
       2,085 Crown Castle International Corp.        164,444
         281 Google, Inc., Class C (c) (e)           170,966
       5,165 Maxim Integrated Products, Inc.         172,511
      10,597 Micron Technology, Inc. (c)             158,743
       2,683 Motorola Solutions, Inc.                183,464
       3,073 QUALCOMM, Inc.                          165,112
      16,269 Sanmina Corp. (c)                       347,669
       1,471 SBA Communications Corp.,
                Class A (c)                          154,073
       1,991 Skyworks Solutions, Inc.                167,662
      13,747 Sprint Corp. (c)                         52,789
       2,481 Synaptics, Inc. (c)                     204,583
       3,635 Texas Instruments, Inc.                 180,005
       1,512 Verizon Communications, Inc.             65,787
       4,151 Xilinx, Inc.                            176,002
                                               -------------
                                                   4,078,409
                                               -------------
             TOTAL COMMON STOCKS -- 100.0%        10,477,904
             (Cost $9,673,755)                 -------------

             MONEY MARKET FUNDS -- 1.2%
     129,395 Goldman Sachs Financial Square
                Treasury Obligations Fund --
                Institutional Class --
                0.01% (f) (g)                        129,395
             (Cost $129,395)                   -------------


                        See Notes to Financial Statements                Page 57

FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND (FONE)

SEPTEMBER 30, 2015

 PRINCIPAL
   VALUE     DESCRIPTION                               VALUE
------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.6%
$     30,809 JPMorgan Chase & Co., 0.09% (f),
                dated 09/30/15, due 10/01/15,
                with a maturity value of
                $30,809. Collateralized by U.S.
                Treasury Note, interest rate of
                1.625%, due 07/31/19. The value
                of the collateral including
                accrued interest is
                $31,510. (g)                   $      30,809
      32,591 RBC Capital Markets LLC,
                0.05% (f), dated 09/30/15, due
                10/01/15, with a maturity value
                of $32,591. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.625%, due 08/15/20.
                The value of the collateral
                including accrued interest is
                $33,348. (g)                          32,591
                                               -------------
             TOTAL REPURCHASE
                AGREEMENTS -- 0.6%                    63,400
             (Cost $63,400)                    -------------

             TOTAL INVESTMENTS -- 101.8%          10,670,699
             (Cost $9,866,550) (h)
             NET OTHER ASSETS AND
                LIABILITIES -- (1.8)%               (192,113)
                                               -------------
             NET ASSETS -- 100.0%              $  10,478,586
                                               =============


(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) All or a portion of this security is on loan (see Note 2E - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $189,417 and the total value of the collateral held by the Fund is $192,795.

(c)   Non-income producing security.

(d) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2015, securities noted as such are valued at $4,346,008 or 41.48% of net assets. Certain of these securities are fair valued using a factor provided by an independent pricing service due to the change in value between the foreign markets' close and the NYSE close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(e) Non-income producing security which makes payment-in-kind ("PIK") distributions. For the year ended September 30, 2015, the Fund received 1 PIK share of Google, Inc., Class C.

(f)   Interest rate shown reflects yield as of September 30, 2015.

(g)   This security serves as collateral for securities on loan.

(h) Aggregate cost for federal income tax purposes is $10,025,122. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,870,967 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,225,390.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        TOTAL
                      VALUE AT
INVESTMENTS           9/30/2015       LEVEL 1        LEVEL 2        LEVEL 3
------------------------------------------------------------------------------
Common Stocks:
Bermuda             $     139,642  $     139,642  $          --  $          --
Canada                    583,255        583,255             --             --
France                    325,268        191,760        133,508             --
Finland                   340,105        340,105             --             --
Guernsey                  172,915        172,915             --             --
Russia                     65,825         65,825             --             --
Singapore                 486,427        486,427             --             --
South Korea               721,162         73,558        647,604             --
United States           4,078,409      4,078,409             --             --
Other Country
   Categories*          3,564,896             --      3,564,896             --
                    ----------------------------------------------------------
Total Common
   Stocks              10,477,904      6,131,896      4,346,008             --
Money Market
   Funds                  129,395        129,395             --             --
Repurchase
   Agreements              63,400             --         63,400             --
                    ----------------------------------------------------------
Total Investments   $  10,670,699  $   6,261,291  $   4,409,408  $          --
                    ==========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of September 30, 2015, the Fund transferred common stocks valued at $3,206,282 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at September 30, 2014 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on September 30, 2015 exceeding a certain threshold.


Page 58                 See Notes to Financial Statements

FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND (FONE)

SEPTEMBER 30, 2015

------------------------------------------------------------
OFFSETTING ASSETS AND LIABILITIES
------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                $     189,417
Non-cash Collateral(2)                              (189,417)
                                               -------------
Net Amount                                     $          --
                                               =============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value," is not offset and is shown on a gross basis.

(2) At September 30, 2015, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(3)                $      63,400
Non-cash Collateral(4)                               (63,400)
                                               -------------
Net Amount                                     $          --
                                               =============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At September 30, 2015, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 59

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) -- 99.6%
             BERMUDA -- 1.2%
     311,677 Brilliance China Automotive
                Holdings Ltd. (b)              $     370,536
                                               -------------
             CAYMAN ISLANDS -- 0.9%
     537,611 Geely Automobile Holdings
                Ltd. (b)                             257,686
       3,030 Kolao Holdings (b)                       34,757
                                               -------------
                                                     292,443
                                               -------------
             CHINA -- 4.4%
     108,824 AviChina Industry & Technology
                Co., Ltd., Class H (b)                80,735
      77,425 BYD Co., Ltd., Class H (b) (c)          412,124
      95,806 Chongqing Changan Automobile
                Co., Ltd., Class B (b)               161,876
     110,702 Dongfeng Motor Group Co., Ltd.,
                Class H (b)                          138,938
     350,820 Great Wall Motor Co., Ltd.,
                Class H (b)                          391,440
     250,335 Guangzhou Automobile Group
                Co., Ltd., Class H (b)               204,365
                                               -------------
                                                   1,389,478
                                               -------------
             FRANCE -- 5.8%
      44,600 Peugeot S.A. (b) (c)                    675,808
      15,962 Renault S.A. (b)                      1,151,709
                                               -------------
                                                   1,827,517
                                               -------------
             GERMANY -- 16.2%
      14,384 Bayerische Motoren Werke AG (b)       1,254,905
      33,007 Daimler AG (b)                        2,403,024
      17,309 Porsche Automobil Holding SE
                (Preference Shares) (b)              736,427
       6,977 Volkswagen AG (Preference
                Shares) (b)                          766,412
                                               -------------
                                                   5,160,768
                                               -------------
             ITALY -- 0.2%
      18,782 Piaggio & C. S.p.A. (b)                  45,157
                                               -------------
             JAPAN -- 36.2%
      23,688 Daihatsu Motor Co., Ltd. (b)            274,009
      37,565 Fuji Heavy Industries Ltd. (b)        1,351,757
      84,035 Honda Motor Co., Ltd. (b)             2,508,169
      60,359 Mazda Motor Corp. (b)                   953,751
      70,100 Mitsubishi Motors Corp. (b)             536,146
     146,376 Nissan Motor Co., Ltd. (b)            1,345,869
       8,688 Nissan Shatai Co., Ltd. (b)              96,110
      38,859 Suzuki Motor Corp. (b)                1,194,912
      44,676 Toyota Motor Corp. (b)                2,615,687
      31,612 Yamaha Motor Co., Ltd. (b)              635,978
                                               -------------
                                                  11,512,388
                                               -------------
             MALAYSIA -- 0.4%
      75,235 UMW Holdings Bhd (b)                    128,643
                                               -------------


SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             SOUTH KOREA -- 8.9%
      10,519 Hyundai Motor Co. (b)             $   1,461,722
      29,326 Kia Motors Corp. (b)                  1,329,383
       4,808 Ssangyong Motor Co. (b) (c)              35,585
                                               -------------
                                                   2,826,690
                                               -------------
             TAIWAN -- 0.6%
      78,225 China Motor Corp. (b)                    54,997
      77,322 Sanyang Motor Co., Ltd. (b) (c)          55,075
      97,790 Yulon Motor Co., Ltd. (b)                87,712
                                               -------------
                                                     197,784
                                               -------------
             UNITED STATES -- 24.8%
     191,080 Ford Motor Co.                        2,592,956
      90,023 General Motors Co.                    2,702,490
      23,282 Harley-Davidson, Inc.                 1,278,182
       5,321 Tesla Motors, Inc. (c) (d)            1,321,736
                                               -------------
                                                   7,895,364
                                               -------------
             TOTAL COMMON STOCKS -- 99.6%         31,646,768
             (Cost $36,738,492)                -------------


             MONEY MARKET FUNDS -- 2.1%
     674,164 Goldman Sachs Financial Square
                Treasury Obligations Fund --
                Institutional Class --
                0.01% (e) (f)                        674,164
             (Cost $674,164)                   -------------


 PRINCIPAL
   VALUE     DESCRIPTION                               VALUE
------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 1.0%
$    160,518 JPMorgan Chase & Co., 0.09% (e),
                dated 09/30/15, due 10/01/15,
                with a maturity value of
                $160,518. Collateralized by U.S.
                Treasury Note, interest rate of
                1.625%, due 07/31/19. The value
                of the collateral including
                accrued interest is
                $164,171. (f)                        160,518
     169,801 RBC Capital Markets LLC,
                0.05% (e), dated 09/30/15, due
                10/01/15, with a maturity value
                of $169,801. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.625%, due 08/15/20.
                The value of the collateral
                including accrued interest is
                $173,745. (f)                        169,801
                                               -------------
             TOTAL REPURCHASE
                AGREEMENTS -- 1.0%                   330,319
             (Cost $330,319)                   -------------

             TOTAL INVESTMENTS -- 102.7%          32,651,251
             (Cost $37,742,975) (g)
             NET OTHER ASSETS AND
                LIABILITIES -- (2.7)%               (860,126)
                                               -------------
             NET ASSETS -- 100.0%              $  31,791,125
                                               =============


Page 60                 See Notes to Financial Statements

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)

SEPTEMBER 30, 2015


(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2015, securities noted as such are valued at $23,751,404 or 74.71% of net assets. Certain of these securities are fair valued using a factor provided by an independent pricing service due to the change in value between the foreign markets' close and the NYSE close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(c)   Non-income producing security.

(d) All or a portion of this security is on loan (see Note 2E - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $991,116 and the total value of the collateral held by the Fund is $1,004,483.

(e)   Interest rate shown reflects yield as of September 30, 2015.

(f)   This security serves as collateral for securities on loan.

(g) Aggregate cost for federal income tax purposes is $38,185,990. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $940,024 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,474,763.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       TOTAL
                      VALUE AT
INVESTMENTS          9/30/2015        LEVEL 1       LEVEL 2        LEVEL 3
------------------------------------------------------------------------------
Common Stocks:
United States       $   7,895,364  $   7,895,364  $          --  $          --
Other Country
   Categories*         23,751,404             --     23,751,404             --
                    ----------------------------------------------------------
Total Common
   Stocks              31,646,768      7,895,364     23,751,404             --
Money Market
   Funds                  674,164        674,164             --             --
Repurchase
   Agreements             330,319             --        330,319             --
                    ----------------------------------------------------------
Total Investments   $  32,651,251  $   8,569,528  $  24,081,723  $          --
                    ==========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of September 30, 2015, the Fund transferred common stocks valued at $23,499,460 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at September 30, 2014 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on September 30, 2015 exceeding a certain threshold.


                        See Notes to Financial Statements                Page 61

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)

SEPTEMBER 30, 2015

------------------------------------------------------------
OFFSETTING ASSETS AND LIABILITIES
------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                $     991,116
Non-cash Collateral(2)                              (991,116)
                                               -------------
Net Amount                                     $          --
                                               =============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At September 30, 2015, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(3)                $     330,319
Non-cash Collateral(4)                              (330,319)
                                               -------------
Net Amount                                     $          --
                                               =============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At September 30, 2015, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                                                % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
------------------------------------------------------------
Japanese Yen                                       35.3%
United States Dollar                               27.2
Euro                                               21.5
South Korean Won                                    8.8
Hong Kong Dollar                                    6.2
New Taiwan Dollar                                   0.6
Malaysian Ringgit                                   0.4
                                                  -------
     Total                                        100.0%
                                                  =======


Page 62                 See Notes to Financial Statements

FIRST TRUST ISE CLOUD COMPUTING INDEX FUND (SKYY)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) -- 98.6%
             BELGIUM -- 0.8%
     149,570 EVS Broadcast Equipment S.A. (b)  $   3,865,078
                                               -------------
             CANADA -- 4.2%
     445,020 Open Text Corp.                      19,914,645
                                               -------------
             GERMANY -- 3.6%
     258,236 SAP SE, ADR                          16,731,110
                                               -------------
             INDIA -- 1.0%
     390,650 Wipro Ltd., ADR                       4,801,089
                                               -------------
             ISRAEL -- 0.9%
      54,555 Check Point Software
                Technologies Ltd. (c)              4,327,848
                                               -------------
             UNITED STATES -- 88.1%
     179,790 Activision Blizzard, Inc.             5,553,713
      57,187 Adobe Systems, Inc. (c)               4,701,915
     258,630 Akamai Technologies, Inc. (c)        17,860,988
      44,177 Amazon.com, Inc. (c)                 22,613,765
     101,252 Apple, Inc.                          11,168,096
   2,728,957 Brightcove, Inc. (c)                 13,426,468
     151,518 CA, Inc.                              4,136,441
     665,503 Cisco Systems, Inc.                  17,469,454
     701,645 EMC Corp.                            16,951,743
      72,852 Equinix, Inc.                        19,917,737
     151,715 F5 Networks, Inc. (c)                17,568,597
     232,964 Facebook, Inc., Class A (c)          20,943,464
      34,691 Google, Inc., Class A (c)            22,145,694
     341,856 Hewlett-Packard Co.                   8,754,932
      77,102 International Business Machines
                Corp.                             11,177,477
      43,608 Intuit, Inc.                          3,870,210
      67,874 j2 Global, Inc.                       4,808,873
     693,449 Juniper Networks, Inc.               17,828,574
     280,092 Microsoft Corp.                      12,396,872
     457,444 NetApp, Inc.                         13,540,342
     201,161 Netflix, Inc. (c)                    20,771,885
     120,623 NetScout Systems, Inc. (c)            4,266,436
     203,139 NetSuite, Inc. (c)                   17,043,362
     428,361 Oracle Corp.                         15,472,399
     357,889 Polycom, Inc. (c)                     3,750,677
     391,952 Rackspace Hosting, Inc. (c)           9,673,375
     242,913 Red Hat, Inc. (c)                    17,460,586
     264,642 salesforce.com, Inc. (c)             18,374,094
     409,990 Teradata Corp. (c)                   11,873,310
     213,628 VMware, Inc., Class A (c)            16,831,750
   5,167,465 Zynga, Inc., Class A (c)             11,781,820
                                               -------------
                                                 414,135,049
                                               -------------
             TOTAL INVESTMENTS -- 98.6%          463,774,819
             (Cost $451,221,421) (d)
             NET OTHER ASSETS AND
                LIABILITIES -- 1.4%                6,515,830
                                               -------------
             NET ASSETS -- 100.0%              $ 470,290,649
                                               =============


(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2015, securities noted as such are valued at $3,865,078 or 0.82% of net assets. Certain of these securities are fair valued using a factor provided by an independent pricing service due to the change in value between the foreign markets' close and the NYSE close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(c)   Non-income producing security.

(d) Aggregate cost for federal income tax purposes is $457,444,820. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $50,984,343 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $44,654,344.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 -- Quoted Prices
Level 2 -- Other Significant Observable Inputs
Level 3 -- Significant Unobservable Inputs

                       TOTAL
                      VALUE AT
INVESTMENTS          9/30/2015       LEVEL 1         LEVEL 2        LEVEL 3
------------------------------------------------------------------------------
Common Stocks:
Belgium             $   3,865,078  $          --  $   3,865,078  $          --
Other Country
   Categories*        459,909,741    459,909,741             --             --
                    ----------------------------------------------------------
Total Investments   $ 463,774,819  $ 459,909,741  $   3,865,078  $          --
                    ==========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of September 30, 2015, the Fund transferred common stocks valued at $1,503,316 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices at September 30, 2014 that are now being fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on September 30, 2015 exceeding a certain threshold.


                        See Notes to Financial Statements                Page 63

FIRST TRUST INTERNATIONAL IPO ETF (FPXI)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) -- 100.0%
             AUSTRALIA -- 2.4%
       4,007 Healthscope Ltd. (b)              $       7,202
       6,371 Medibank Private Ltd. (b)                10,854
      12,315 South32 Ltd. (b) (c)                     11,904
                                               -------------
                                                      29,960
                                               -------------
             BELGIUM -- 0.9%
         463 bpost S.A. (b)                           11,010
                                               -------------
             BERMUDA -- 0.9%
         402 Markit Ltd. (c)                          11,658
                                               -------------
             BRAZIL -- 2.3%
       4,626 BB Seguridade Participacoes S.A.         28,810
                                               -------------
             CAYMAN ISLANDS -- 19.0%
       2,080 Alibaba Group Holding Ltd.,
                ADR (c)                              122,658
       5,000 CAR, Inc. (b) (c)                         7,237
      35,000 China Jicheng Holdings
                Ltd. (b) (c) (d)                       9,226
       3,197 JD.com, Inc., ADR (c)                    83,314
      34,000 WH Group Ltd. (b) (c) (d)                16,920
                                               -------------
                                                     239,355
                                               -------------
             CHINA -- 16.9%
     105,002 CGN Power Co., Ltd.,
                Class H (b) (d)                       43,923
      20,000 China Railway Signal &
                Communication Corp. Ltd.,
                Class H (c) (d)                       16,103
      25,500 China Vanke Co., Ltd., Class H (b)       54,783
      28,250 CITIC Securities Co., Ltd.,
                Class H (b)                           50,777
      98,000 People's Insurance Co., Group of
                China (The) Ltd., Class H (b)         48,095
                                               -------------
                                                     213,681
                                               -------------
             DENMARK -- 3.7%
         429 ISS A/S (b)                              14,250
         283 Pandora A/S (b)                          33,060
                                               -------------
                                                      47,310
                                               -------------
             FRANCE -- 4.3%
         399 Elior (b) (d)                             7,642
       1,014 Numericable-SFR S.A.S (b) (c)            46,943
                                               -------------
                                                      54,585
                                               -------------
             GERMANY -- 14.4%
       1,078 Evonik Industries AG (b)                 36,094
         257 Hella KGaA Hueck & Co. (b)                9,306
         135 LEG Immobilien AG (b)                    11,169
         242 OSRAM Licht AG (b)                       12,538
         585 Talanx AG (b)                            17,526
       6,881 Telefonica Deutschland
                Holding AG (b)                        42,077
       1,078 Vonovia SE (b)                           34,697
         570 Zalando SE (b) (c) (d)                   18,877
                                               -------------
                                                     182,284
                                               -------------


SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             HONG KONG -- 3.0%
      13,450 Swire Properties Ltd. (b)         $      37,279
                                               -------------
             ITALY -- 1.6%
       1,403 FinecoBank Banca Fineco
                S.p.A. (b)                             9,324
         579 Moncler S.p.A. (b)                       10,368
                                               -------------
                                                      19,692
                                               -------------
             JAPAN -- 9.8%
         800 Japan Airlines Co., Ltd. (b)             28,308
       1,000 Nexon Co., Ltd. (b)                      13,370
       1,300 Recruit Holdings Co., Ltd. (b)           38,980
         800 Seibu Holdings, Inc. (b)                 16,212
         700 Suntory Beverage & Food Ltd. (b)         26,893
                                               -------------
                                                     123,763
                                               -------------
             MALAYSIA -- 2.0%
      19,040 IHH Healthcare Bhd (b)                   25,845
                                               -------------
             MEXICO -- 2.6%
       5,724 Grupo Lala S.A.B. de C.V.                13,541
       2,669 Infraestructura Energetica Nova
                S.A.B. de C.V.                        10,925
       7,181 Nemak S.A.B. de C.V. (c) (d)              8,708
                                               -------------
                                                      33,174
                                               -------------
             MULTI-NATIONAL -- 1.7%
      18,000 HKT Trust and HKT Ltd.                   21,391
                                               -------------
             NETHERLANDS -- 6.9%
       2,309 Altice N.V., Class A (c)                 48,312
         589 GrandVision N.V. (b) (d)                 15,118
         825 NN Group N.V. (b)                        23,684
                                               -------------
                                                      87,114
                                               -------------
             SPAIN -- 3.8%
         347 Aena S.A. (b) (c) (d)                    38,384
         536 Cellnex Telecom S.A.U. (b) (c) (d)        9,132
                                               -------------
                                                      47,516
                                               -------------
             UNITED KINGDOM -- 3.8%
       2,316 Auto Trader Group PLC (b) (c) (d)        11,916
       3,181 Direct Line Insurance Group
                PLC (b)                               18,049
       1,561 Just Eat PLC (b) (c)                      9,712
       2,586 Saga PLC                                  8,039
                                               -------------
                                                      47,716
                                               -------------

             TOTAL INVESTMENTS -- 100.0%           1,262,143
             (Cost $1,408,994) (e)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                      121
                                               -------------
             NET ASSETS -- 100.0%              $   1,262,264
                                               =============


(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.


Page 64                 See Notes to Financial Statements

FIRST TRUST INTERNATIONAL IPO ETF (FPXI)

SEPTEMBER 30, 2015


(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2015, securities noted as such are valued at $888,684 or 70.40% of net assets. Certain of these securities are fair valued using a factor provided by an independent pricing service due to the change in value between the foreign markets' close and the NYSE close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(c)   Non-income producing security.

(d) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(e) Aggregate cost for federal income tax purposes is $1,408,994. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $52,011 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $198,862.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        TOTAL
                      VALUE AT
INVESTMENTS           9/30/2015       LEVEL 1        LEVEL 2        LEVEL 3
------------------------------------------------------------------------------
Common Stocks:
Bermuda             $      11,658  $      11,658  $          --  $          --
Brazil                     28,810         28,810             --             --
Cayman
   Islands                239,355        205,972         33,383             --
China                     213,681         16,103        197,578             --
Mexico                     33,174         33,174             --             --
Multi-National             21,391         21,391             --             --
Netherlands                87,114         48,312         38,802             --
United
   Kingdom                 47,716          8,039         39,677             --
Other Country
   Categories*            579,244             --        579,244             --
                    ----------------------------------------------------------
Total Investments   $   1,262,143  $     373,459  $     888,684  $          --
                    ==========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2015.


                                                % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
------------------------------------------------------------
Euro                                               31.9%
Hong Kong Dollar                                   24.2
United States Dollar                               17.2
Japanese Yen                                        9.8
British Pound Sterling                              3.8
Danish Krone                                        3.8
Mexican Peso                                        2.6
Australian Dollar                                   2.4
Brazilian Real                                      2.3
Malaysian Ringgit                                   2.0
                                                  -------
     Total                                        100.0%
                                                  =======



                        See Notes to Financial Statements                Page 65

FIRST TRUST NASDAQ CEA CYBERSECURITY ETF (CIBR)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2015

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) -- 99.9%
             CAYMAN ISLANDS -- 5.6%
      93,495 Qihoo 360 Technology Co., Ltd.,
                ADR (b)                        $   4,471,866
                                               -------------
             ISRAEL -- 7.2%
      31,684 Check Point Software
                Technologies Ltd. (b)              2,513,492
      48,416 CyberArk Software Ltd. (b)            2,427,578
      48,363 Radware Ltd. (b)                        786,382
                                               -------------
                                                   5,727,452
                                               -------------
             JAPAN -- 3.1%
      69,300 Trend Micro, Inc. (c)                 2,447,968
                                               -------------
             JERSEY -- 2.9%
     144,905 Experian PLC (c)                      2,326,190
                                               -------------
             NETHERLANDS -- 9.2%
      34,356 Gemalto N.V. (c)                      2,233,574
      58,395 NXP Semiconductors N.V. (b)           5,084,452
                                               -------------
                                                   7,318,026
                                               -------------
             SOUTH KOREA -- 0.6%
      14,158 Ahnlab, Inc (c)                         509,912
                                               -------------
             UNITED KINGDOM -- 3.5%
     355,372 BAE Systems PLC (c)                   2,408,916
      16,333 Ultra Electronics Holdings PLC (c)      423,613
                                               -------------
                                                   2,832,529
                                               -------------
             UNITED STATES -- 67.8%
      34,660 Akamai Technologies, Inc. (b)         2,393,620
     191,002 Cisco Systems, Inc.                   5,013,803
      39,871 Computer Sciences Corp.               2,447,282
      20,357 F5 Networks, Inc. (b)                 2,357,341
     130,840 FireEye, Inc. (b)                     4,163,329
      58,652 Fortinet, Inc. (b)                    2,491,537
      41,483 Imperva, Inc. (b)                     2,716,307
     109,878 Infoblox, Inc. (b)                    1,755,850
      40,993 Intralinks Holdings, Inc. (b)           339,832
      52,442 Itron, Inc. (b)                       1,673,424
      96,133 Juniper Networks, Inc.                2,471,579
      54,168 KEYW Holding (The) Corp. (b)            333,133
     292,492 LifeLock, Inc. (b)                    2,562,230
      18,689 ManTech International Corp.,
                Class A                              480,307
      30,102 Palo Alto Networks, Inc. (b)          5,177,544
      43,870 Proofpoint, Inc. (b)                  2,646,238
      85,052 Qualys, Inc. (b)                      2,420,580
      26,336 Science Applications International
                Corp.                              1,058,971
      39,884 Splunk, Inc. (b)                      2,207,579
     120,623 Symantec Corp.                        2,348,530
     147,819 VASCO Data Security
                International, Inc. (b)            2,518,836
      46,344 Verint Systems, Inc. (b)              1,999,744
      31,227 VMware, Inc., Class A (b)             2,460,375
                                               -------------
                                                  54,037,971
                                               -------------


             DESCRIPTION                               VALUE
------------------------------------------------------------
             TOTAL INVESTMENTS -- 99.9%        $  79,671,914
             (Cost $89,233,129) (d)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                   81,378
                                               -------------
             NET ASSETS -- 100.0%              $  79,753,292
                                               =============


(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2015, securities noted as such are valued at $10,350,173 or 12.98% of net assets. Certain of these securities are fair valued using a factor provided by an independent pricing service due to the change in value between the foreign markets' close and the NYSE close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(d) Aggregate cost for federal income tax purposes is $90,028,265. As of September 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $56,403 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $10,412,754.

ADR   - American Depositary Receipt


Page 66                 See Notes to Financial Statements

FIRST TRUST NASDAQ CEA CYBERSECURITY ETF (CIBR)

SEPTEMBER 30, 2015

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        TOTAL
                      VALUE AT
INVESTMENTS           9/30/2015       LEVEL 1        LEVEL 2        LEVEL 3
------------------------------------------------------------------------------
Common Stocks:
Cayman
   Islands          $   4,471,866  $   4,471,866  $          --  $          --
Israel                  5,727,452      5,727,452             --             --
Netherlands             7,318,026      5,084,452      2,233,574             --
United States          54,037,971     54,037,971             --             --
Other Country
   Categories*          8,116,599             --      8,116,599             --
                    ----------------------------------------------------------
Total Investments   $  79,671,914  $  69,321,741  $  10,350,173  $          --
                    ==========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2015.


                        See Notes to Financial Statements                Page 67

FIRST TRUST EXCHANGE-TRADED FUND II

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2015

                                                                                                          FIRST TRUST
                                                                              FIRST TRUST               FTSE EPRA/NAREIT
                                                                           STOXX(R) EUROPEAN           DEVELOPED MARKETS
                                                                            SELECT DIVIDEND               REAL ESTATE
                                                                               INDEX FUND                  INDEX FUND
                                                                                 (FDD)                       (FFR)
                                                                         ----------------------      ----------------------
ASSETS:
Investments, at value..................................................     $    165,524,896            $     98,198,627
Cash...................................................................                   --                          --
Foreign currency, at value.............................................                   --                      10,825
Receivables:
   Capital shares sold.................................................                   --                          --
   Investment securities sold..........................................            1,812,363                          --
   Dividends...........................................................              588,249                     315,879
   Reclaims............................................................              493,488                      36,321
   Interest............................................................                    3                          12
   Due from authorized participant.....................................                   --                          --
   Currency receivable.................................................                   --                       2,845
   Securities lending income...........................................                   --                          --
   From investment advisor.............................................                   --                          --
Prepaid expenses.......................................................                1,409                       1,391
                                                                            ----------------            ----------------
   TOTAL ASSETS........................................................          168,420,408                  98,565,900
                                                                            ----------------            ----------------
LIABILITIES:
Due to custodian.......................................................              698,118                      48,865
Due to custodian foreign currency......................................                5,189                          --
Payables:
   Capital shares redeemed.............................................            1,814,958                          --
   Investment securities purchased.....................................                   --                          --
   Investment advisory fees............................................               35,109                      18,095
   Licensing fees......................................................               26,055                      30,763
   Audit and tax fees..................................................               22,925                      26,500
   Printing fees.......................................................               19,257                      14,006
   Trustees' fees......................................................                   68                          22
   Currency payable....................................................                   --                          --
   Collateral for securities on loan...................................                   --                          --
Other liabilities......................................................               47,979                      33,398
                                                                            ----------------            ----------------
   TOTAL LIABILITIES...................................................            2,669,658                     171,649
                                                                            ----------------            ----------------

NET ASSETS.............................................................     $    165,750,750            $     98,394,251
                                                                            ================            ================
NET ASSETS CONSIST OF:
Paid-in capital........................................................     $    206,516,532            $     92,056,765
Par value..............................................................              139,033                      24,000
Accumulated net investment income (loss)...............................              153,502                  (1,650,569)
Accumulated net realized gain (loss) on investments and
   foreign currency transactions.......................................          (21,275,676)                 (3,251,531)
Net unrealized appreciation (depreciation) on investments and
   foreign currency translation........................................          (19,782,641)                 11,215,586
                                                                            ----------------            ----------------
NET ASSETS.............................................................     $    165,750,750            $     98,394,251
                                                                            ================            ================

NET ASSET VALUE, per share.............................................     $          11.92            $          41.00
                                                                            ================            ================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................           13,903,334                   2,400,002
                                                                            ================            ================
Investments, at cost...................................................     $    185,253,135            $     86,981,107
                                                                            ================            ================
Foreign currency, at cost (proceeds)...................................     $         (5,868)           $         10,910
                                                                            ================            ================
Securities on loan, at value...........................................     $             --            $             --
                                                                            ================            ================


Page 68                 See Notes to Financial Statements

                                                          FIRST TRUST              FIRST TRUST
        FIRST TRUST              FIRST TRUST              ISE GLOBAL             NASDAQ(R) CLEAN            FIRST TRUST
     DOW JONES GLOBAL            ISE GLOBAL               ENGINEERING          EDGE(R) SMART GRID           ISE GLOBAL
      SELECT DIVIDEND            WIND ENERGY           AND CONSTRUCTION          INFRASTRUCTURE               COPPER
        INDEX FUND               INDEX FUND               INDEX FUND               INDEX FUND               INDEX FUND
           (FGD)                    (FAN)                    (FLM)                   (GRID)                    (CU)
   ---------------------    ---------------------    ---------------------    ---------------------    ---------------------

      $   407,047,281          $    39,954,355          $    15,884,625          $    11,362,914          $    12,453,056
                   --                       --                   37,320                   38,348                       --
              320,044                       --                       --                       --                       --

                   --                       --                       --                       --                   51,314
               26,368                       --                       --                       --                  234,938
            1,551,580                   17,937                   28,142                    7,753                   44,202
              738,969                   91,916                    9,341                    5,244                       --
                   26                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                  477,119                       --
                   --                       --                    1,025                      994                       --
                   --                       --                       --                      693                       --
                1,535                    1,288                    1,265                       10                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
          409,685,803               40,065,496               15,961,718               11,893,075               12,783,510
      ---------------          ---------------          ---------------          ---------------          ---------------

            1,681,381                   34,629                       --                       --                   73,834
                   --                      160                    1,765                  468,103                    7,694

               26,368                       --                       --                       --                       --
                   --                       --                       --                       --                   51,314
              139,531                   12,194                      207                       --                    7,985
              200,976                   11,376                    3,411                    2,663                       --
               26,500                   25,749                   25,749                   25,749                       --
               47,359                    8,043                    2,609                    2,871                       --
                  235                       20                       --                        4                       --
                   --                       --                       --                       --                       --
                   --                       --                  462,790                  354,762                       --
              118,460                   14,390                    5,334                    5,299                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
            2,240,810                  106,561                  501,865                  859,451                  140,827
      ---------------          ---------------          ---------------          ---------------          ---------------

      $   407,444,993          $    39,958,935          $    15,459,853          $    11,033,624          $    12,642,683
      ===============          ===============          ===============          ===============          ===============

      $   518,002,191          $   111,049,841          $    22,816,179          $    15,645,520          $    74,062,008
              188,500                   38,500                    3,500                    3,500                   11,500
              298,169                   22,597                   22,244                   19,461                   20,203

          (36,978,685)             (64,967,142)              (6,245,307)              (3,996,134)             (47,753,604)

          (74,065,182)              (6,184,861)              (1,136,763)                (638,723)             (13,697,424)
      ---------------          ---------------          ---------------          ---------------          ---------------
      $   407,444,993          $    39,958,935          $    15,459,853          $    11,033,624          $    12,642,683
      ===============          ===============          ===============          ===============          ===============

      $         21.62          $         10.38          $         44.17          $         31.52          $         10.99
      ===============          ===============          ===============          ===============          ===============

           18,850,002                3,850,002                  350,002                  350,002                1,150,002
      ===============          ===============          ===============          ===============          ===============
      $   481,047,523          $    46,127,400          $    17,019,711          $    12,002,987          $    26,150,530
      ===============          ===============          ===============          ===============          ===============
      $       320,113          $          (550)         $        (1,789)         $      (468,107)         $        (7,778)
      ===============          ===============          ===============          ===============          ===============
      $            --          $            --          $       460,930          $       355,965          $            --
      ===============          ===============          ===============          ===============          ===============


                        See Notes to Financial Statements                Page 69

FIRST TRUST EXCHANGE-TRADED FUND II

SEPTEMBER 30, 2015

                                                                              FIRST TRUST                 FIRST TRUST
                                                                               ISE GLOBAL                 FIRST TRUST
                                                                                PLATINUM                      BICK
                                                                               INDEX FUND                  INDEX FUND
                                                                                 (PLTM)                      (BICK)
                                                                         ----------------------      ----------------------
ASSETS:
Investments, at value..................................................     $      5,111,718            $      7,499,446
Cash...................................................................                   --                          --
Foreign currency, at value.............................................               41,902                       1,794
Receivables:
   Capital shares sold.................................................                   --                          --
   Investment securities sold..........................................              429,518                          --
   Dividends...........................................................               28,501                      16,112
   Reclaims............................................................                   --                          --
   Interest............................................................                   --                          --
   Due from authorized participant.....................................                   --                          --
   Currency receivable.................................................                   --                          --
   Securities lending income...........................................                   --                          --
   From investment advisor.............................................                   --                          --
Prepaid expenses.......................................................                   --                          --
                                                                            ----------------            ----------------
   TOTAL ASSETS........................................................            5,611,639                   7,517,352
                                                                            ----------------            ----------------
LIABILITIES:
Due to custodian.......................................................              191,066                      10,184
Due to custodian foreign currency......................................                   --                          --
Payables:
   Capital shares redeemed.............................................                   --                          --
   Investment securities purchased.....................................               37,163                          --
   Investment advisory fees............................................                3,495                       4,053
   Licensing fees......................................................                   --                          --
   Audit and tax fees..................................................                   --                          --
   Printing fees.......................................................                   --                          --
   Trustees' fees......................................................                   --                          --
   Currency payable....................................................                  212                          --
   Collateral for securities on loan...................................                   --                          --
Other liabilities......................................................                   --                          --
                                                                            ----------------            ----------------
   TOTAL LIABILITIES...................................................              231,936                      14,237
                                                                            ----------------            ----------------

NET ASSETS.............................................................     $      5,379,703            $      7,503,115
                                                                            ================            ================
NET ASSETS CONSIST OF:
Paid-in capital........................................................     $     23,953,610            $     21,706,298
Par value..............................................................               10,000                       4,000
Accumulated net investment income (loss)...............................              (15,605)                      1,364
Accumulated net realized gain (loss) on investments and
   foreign currency transactions.......................................          (13,433,021)                (12,537,337)
Net unrealized appreciation (depreciation) on investments and
   foreign currency translation........................................           (5,135,281)                 (1,671,210)
                                                                            ----------------            ----------------
NET ASSETS.............................................................     $      5,379,703            $      7,503,115
                                                                            ================            ================

NET ASSET VALUE, per share.............................................     $           5.38            $          18.76
                                                                            ================            ================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................            1,000,002                     400,002
                                                                            ================            ================
Investments, at cost...................................................     $     10,247,299            $      9,170,608
                                                                            ================            ================
Foreign currency, at cost (proceeds)...................................     $         41,909            $          1,785
                                                                            ================            ================
Securities on loan, at value...........................................     $             --            $             --
                                                                            ================            ================


Page 70                 See Notes to Financial Statements

        FIRST TRUST              FIRST TRUST              FIRST TRUST                                       FIRST TRUST
        NASDAQ CEA              NASDAQ GLOBAL              ISE CLOUD               FIRST TRUST              NASDAQ CEA
        SMARTPHONE                  AUTO                   COMPUTING              INTERNATIONAL            CYBERSECURITY
        INDEX FUND               INDEX FUND               INDEX FUND                 IPO ETF                    ETF
          (FONE)                   (CARZ)                   (SKYY)                   (FPXI)                   (CIBR)
   ---------------------    ---------------------    ---------------------    ---------------------    ---------------------

      $    10,670,699          $    32,651,251          $   463,774,819          $     1,262,143          $    79,671,914
                   --                   46,154                1,053,552                      502                  859,644
               15,583                       --                       --                       --                    2,364

                   --                       --                       --                       --                1,715,239
                   --                       --                5,516,671                       --                       --
                6,680                   97,762                  148,731                      331                    8,486
                1,069                   20,012                   80,568                      344                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                  759,195
                   --                       --                       --                   18,874                    1,064
                   44                      349                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
           10,694,075               32,815,528              470,574,341                1,282,194               83,017,906
      ---------------          ---------------          ---------------          ---------------          ---------------

               16,615                       --                       --                       --                       --
                   --                    1,011                    1,192                   19,176                       --

                   --                       --                       --                       --                       --
                   --                       --                       --                       --                3,227,578
                6,079                   18,909                  233,782                      754                   37,036
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                   48,718                       --                       --
              192,795                1,004,483                       --                       --                       --
                   --                       --                       --                       --                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
              215,489                1,024,403                  283,692                   19,930                3,264,614
      ---------------          ---------------          ---------------          ---------------          ---------------

      $    10,478,586          $    31,791,125          $   470,290,649          $     1,262,264          $    79,753,292
      ===============          ===============          ===============          ===============          ===============

      $    10,845,576          $    37,990,116          $   465,885,713          $     1,553,417          $    90,080,846
                3,000                    9,500                  167,500                      500                   46,500
                9,984                   85,791                       --                       --                       --

           (1,183,910)              (1,202,560)              (8,314,494)                (144,793)                (812,840)

              803,936               (5,091,722)              12,551,930                 (146,860)              (9,561,214)
      ---------------          ---------------          ---------------          ---------------          ---------------
      $    10,478,586          $    31,791,125          $   470,290,649          $     1,262,264          $    79,753,292
      ===============          ===============          ===============          ===============          ===============

      $         34.93          $         33.46          $         28.08          $         25.24          $         17.15
      ===============          ===============          ===============          ===============          ===============

              300,002                  950,002               16,750,002                   50,002                4,650,002
      ===============          ===============          ===============          ===============          ===============
      $     9,866,550          $    37,742,975          $   451,221,421          $     1,408,994          $    89,233,129
      ===============          ===============          ===============          ===============          ===============
      $        15,784          $        (1,002)         $        (1,198)         $       (19,218)         $         2,380
      ===============          ===============          ===============          ===============          ===============
      $       189,417          $       991,116          $            --          $            --          $            --
      ===============          ===============          ===============          ===============          ===============


                        See Notes to Financial Statements                Page 71

FIRST TRUST EXCHANGE-TRADED FUND II

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2015

                                                                                                          FIRST TRUST
                                                                              FIRST TRUST               FTSE EPRA/NAREIT
                                                                           STOXX(R) EUROPEAN           DEVELOPED MARKETS
                                                                            SELECT DIVIDEND               REAL ESTATE
                                                                               INDEX FUND                  INDEX FUND
                                                                                 (FDD)                       (FFR)
                                                                         ----------------------      ----------------------
INVESTMENT INCOME:
Dividends..............................................................     $      9,796,098            $      3,853,067
Interest...............................................................                   89                          87
Foreign tax withholding................................................             (450,431)                   (158,797)
Securities lending income (net of fees)................................                   --                          --
                                                                            ----------------            ----------------
   Total investment income.............................................            9,345,756                   3,694,357
                                                                            ----------------            ----------------

EXPENSES:
Investment advisory fees...............................................              739,945                     440,161
Licensing fees.........................................................              111,562                     132,048
Accounting and administration fees.....................................               95,600                      71,197
Custodian fees.........................................................               48,592                      41,201
Printing fees..........................................................               42,817                      28,221
Audit and tax fees.....................................................               23,234                      26,808
Legal fees.............................................................               21,823                      11,585
Transfer agent fees....................................................                9,249                       5,502
Listing fees...........................................................                7,788                       7,788
Trustees' fees and expenses............................................                6,350                       5,331
Registration and filing fees...........................................                 (660)                       (737)
Expenses previously waived or reimbursed...............................                   --                          --
Other expenses.........................................................                5,488                       7,545
                                                                            ----------------            ----------------
   Total expenses......................................................            1,111,788                     776,650
   Less fees waived and expenses reimbursed by
      the investment advisor...........................................               (1,870)                   (116,409)
                                                                            ----------------            ----------------
   Net expenses........................................................            1,109,918                     660,241
                                                                            ----------------            ----------------

NET INVESTMENT INCOME (LOSS)...........................................            8,235,838                   3,034,116
                                                                            ----------------            ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................           (9,182,929)                 (1,029,631)
   In-kind redemptions.................................................            3,220,064                   6,015,135
   Foreign currency transactions.......................................              119,608                      54,589
                                                                            ----------------            ----------------
Net realized gain (loss)...............................................           (5,843,257)                  5,040,093
                                                                            ----------------            ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments.........................................................          (19,329,605)                 (4,482,670)
   Foreign currency translation........................................              (28,886)                      3,806
                                                                            ----------------            ----------------
Net change in unrealized appreciation (depreciation)...................          (19,358,491)                 (4,478,864)
                                                                            ----------------            ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)................................          (25,201,748)                    561,229
                                                                            ----------------            ----------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................     $    (16,965,910)           $      3,595,345
                                                                            ================            ================


(a) Fund is subject to a unitary fee (see Note 3 in the Notes to Financial Statements).


Page 72                 See Notes to Financial Statements

                                                          FIRST TRUST              FIRST TRUST
        FIRST TRUST              FIRST TRUST              ISE GLOBAL             NASDAQ(R) CLEAN            FIRST TRUST
     DOW JONES GLOBAL            ISE GLOBAL               ENGINEERING          EDGE(R) SMART GRID           ISE GLOBAL
      SELECT DIVIDEND            WIND ENERGY           AND CONSTRUCTION          INFRASTRUCTURE               COPPER
        INDEX FUND               INDEX FUND               INDEX FUND               INDEX FUND               INDEX FUND
           (FGD)                    (FAN)                    (FLM)                   (GRID)                    (CU)
   ---------------------    ---------------------    ---------------------    ---------------------    ---------------------

      $    29,198,208          $     1,645,466          $       270,706          $       228,621          $       476,611
                  420                       17                       --                       --                       --
           (1,522,354)                (126,079)                 (23,389)                 (11,582)                 (89,906)
                   --                       --                   13,615                    7,558                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
           27,676,274                1,519,404                  260,932                  224,597                  386,705
      ---------------          ---------------          ---------------          ---------------          ---------------


            2,085,403                  181,637                   54,670                   52,132                  137,396 (a)
              305,762                   45,409                   13,668                   11,730                       --
              267,515                   26,240                   11,589                    9,368                       --
              142,389                   27,171                    9,196                    8,823                       --
               99,500                   14,522                    4,712                    5,740                       --
               26,808                   26,058                   26,058                   26,058                       --
               55,949                    3,456                    1,382                    1,329                       --
               26,068                    2,270                      683                      652                       --
                7,547                    7,162                    7,162                    7,284                       --
               10,455                    4,495                    4,149                    4,151                       --
               (3,254)                  (1,492)                      25                       86                       --
               78,351                       --                       --                       --                       --
               15,463                    3,571                    2,223                    1,356                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
            3,117,956                  340,499                  135,517                  128,709                  137,396

                   --                  (68,044)                 (39,845)                 (37,478)                      --
      ---------------          ---------------          ---------------          ---------------          ---------------
            3,117,956                  272,455                   95,672                   91,231                  137,396
      ---------------          ---------------          ---------------          ---------------          ---------------

           24,558,318                1,246,949                  165,260                  133,366                  249,309
      ---------------          ---------------          ---------------          ---------------          ---------------



          (27,368,368)              (3,489,436)              (1,750,580)                (362,116)              (7,689,779)
           30,901,229                2,194,904                  388,355                  821,770                 (820,022)
               42,849                    2,913                   (8,089)                   4,145                   (5,390)
      ---------------          ---------------          ---------------          ---------------          ---------------
            3,575,710               (1,291,619)              (1,370,314)                 463,799               (8,515,191)
      ---------------          ---------------          ---------------          ---------------          ---------------

         (102,949,872)              (7,731,651)                 166,750               (1,808,232)              (4,506,234)
               70,742                   (6,062)                    (921)                   1,603                      986
      ---------------          ---------------          ---------------          ---------------          ---------------
         (102,879,130)              (7,737,713)                 165,829               (1,806,629)              (4,505,248)
      ---------------          ---------------          ---------------          ---------------          ---------------

          (99,303,420)              (9,029,332)              (1,204,485)              (1,342,830)             (13,020,439)
      ---------------          ---------------          ---------------          ---------------          ---------------


      $   (74,745,102)         $    (7,782,383)         $    (1,039,225)         $    (1,209,464)         $   (12,771,130)
      ===============          ===============          ===============          ===============          ===============


                        See Notes to Financial Statements                Page 73

FIRST TRUST EXCHANGE-TRADED FUND II

FOR THE YEAR ENDED SEPTEMBER 30, 2015

                                                                              FIRST TRUST                 FIRST TRUST
                                                                               ISE GLOBAL                 FIRST TRUST
                                                                                PLATINUM                      BICK
                                                                               INDEX FUND                  INDEX FUND
                                                                                 (PLTM)                      (BICK)
                                                                         ----------------------      ----------------------
INVESTMENT INCOME:
Dividends..............................................................     $        197,661            $        262,976
Interest...............................................................                   --                          --
Foreign tax withholding................................................              (25,040)                    (24,039)
Securities lending income (net of fees)................................                   --                          --
                                                                            ----------------            ----------------
   Total investment income.............................................              172,621                     238,937
                                                                            ----------------            ----------------

EXPENSES:
Investment advisory fees...............................................               64,638 (a)                  84,461 (a)
Licensing fees.........................................................                   --                          --
Accounting and administration fees.....................................                   --                          --
Custodian fees.........................................................                   --                          --
Printing fees..........................................................                   --                          --
Audit and tax fees.....................................................                   --                          --
Legal fees.............................................................                   --                          --
Transfer agent fees....................................................                   --                          --
Listing fees...........................................................                   --                          --
Trustees' fees and expenses............................................                   --                          --
Registration and filing fees...........................................                   --                          --
Expenses previously waived or reimbursed...............................                   --                          --
Other expenses.........................................................                   --                          --
                                                                            ----------------            ----------------
   Total expenses......................................................               64,638                      84,461
   Less fees waived and expenses reimbursed by
      the investment advisor..                                                            --                          --
                                                                            ----------------            ----------------
   Net expenses........................................................               64,638                      84,461
                                                                            ----------------            ----------------

NET INVESTMENT INCOME (LOSS)...........................................              107,983                     154,476
                                                                            ----------------            ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................           (2,989,306)                 (1,752,514)
   In-kind redemptions.................................................              (31,916)                    688,205
   Foreign currency transactions.......................................               (1,923)                    (21,116)
                                                                            ----------------            ----------------
Net realized gain (loss)...............................................           (3,023,145)                 (1,085,425)
                                                                            ----------------            ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments.........................................................           (2,839,535)                 (2,121,846)
   Foreign currency translation........................................                  212                         (39)
                                                                            ----------------            ----------------
Net change in unrealized appreciation (depreciation)...................           (2,839,323)                 (2,121,885)
                                                                            ----------------            ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)................................           (5,862,468)                 (3,207,310)
                                                                            ----------------            ----------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................     $     (5,754,485)           $     (3,052,834)
                                                                            ================            ================


(a) Fund is subject to a unitary fee (see Note 3 in the Notes to Financial Statements).

(b) Inception date is November 4, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(c) Inception date is July 6, 2015, which is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 74                See Notes to Financial Statements

        FIRST TRUST              FIRST TRUST              FIRST TRUST                                       FIRST TRUST
        NASDAQ CEA              NASDAQ GLOBAL              ISE CLOUD               FIRST TRUST              NASDAQ CEA
        SMARTPHONE                  AUTO                   COMPUTING              INTERNATIONAL            CYBERSECURITY
        INDEX FUND               INDEX FUND               INDEX FUND                 IPO ETF                    ETF
          (FONE)                   (CARZ)                   (SKYY)                 (FPXI) (b)               (CIBR) (c)
   ---------------------    ---------------------    ---------------------    ---------------------    ---------------------

      $       207,180          $       789,400          $     3,966,340          $        34,524          $        39,048
                   --                       --                       --                       --                       --
              (20,129)                 (70,535)                 (99,951)                  (2,409)                      --
                  969                    7,385                       --                       --                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
              188,020                  726,250                3,866,389                   32,115                   39,048
      ---------------          ---------------          ---------------          ---------------          ---------------


               80,633 (a)              249,668 (a)            2,552,034 (a)               13,135 (a)               78,745 (a)
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
               80,633                  249,668                2,552,034                   13,135                   78,745

                   --                       --                       --                       --                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
               80,633                  249,668                2,552,034                   13,135                   78,745
      ---------------          ---------------          ---------------          ---------------          ---------------

              107,387                  476,582                1,314,355                   18,980                  (39,697)
      ---------------          ---------------          ---------------          ---------------          ---------------



              626,800                 (511,805)              (3,653,904)                (144,767)                (789,738)
                   --                4,167,072               21,806,632                    3,316                       --
               (2,086)                 (31,510)                    (702)                      78                    1,157
      ---------------          ---------------          ---------------          ---------------          ---------------
              624,714                3,623,757               18,152,026                 (141,373)                (788,581)
      ---------------          ---------------          ---------------          ---------------          ---------------

           (1,209,201)              (8,626,811)             (13,774,304)                (146,851)              (9,561,215)
                 (184)                   1,557                   (1,166)                      (9)                       1
      ---------------          ---------------          ---------------          ---------------          ---------------
           (1,209,385)              (8,625,254)             (13,775,470)                (146,860)              (9,561,214)
      ---------------          ---------------          ---------------          ---------------          ---------------

             (584,671)              (5,001,497)               4,376,556                 (288,233)             (10,349,795)
      ---------------          ---------------          ---------------          ---------------          ---------------


      $      (477,284)         $    (4,524,915)         $     5,690,911          $      (269,253)         $   (10,389,492)
      ===============          ===============          ===============          ===============          ===============


                        See Notes to Financial Statements                Page 75

FIRST TRUST EXCHANGE-TRADED FUND II

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                               FIRST TRUST
                                                                                            STOXX(R) EUROPEAN
                                                                                             SELECT DIVIDEND
                                                                                                INDEX FUND
                                                                                                  (FDD)
                                                                            --------------------------------------------------

                                                                                   For the                     For the
                                                                                  Year Ended                  Year Ended
                                                                                  9/30/2015                   9/30/2014
                                                                            ----------------------      ----------------------
OPERATIONS:
   Net investment income (loss)...........................................      $    8,235,838              $    5,784,339
   Net realized gain (loss)...............................................          (5,843,257)                   (199,701)
   Net change in unrealized appreciation (depreciation)...................         (19,358,491)                 (3,921,742)
                                                                                --------------              --------------
   Net increase (decrease) in net assets resulting
      from operations.....................................................         (16,965,910)                  1,662,896
                                                                                --------------              --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................................          (8,201,944)                 (5,813,996)
   Return of capital......................................................                  --                          --
                                                                                --------------              --------------
   Total distributions to shareholders....................................          (8,201,944)                 (5,813,996)
                                                                                --------------              --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................................          64,636,030                 113,339,048
   Cost of shares redeemed................................................         (41,197,802)                         --
                                                                                --------------              --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................................          23,438,228                 113,339,048
                                                                                --------------              --------------
   Total increase (decrease) in net assets................................          (1,729,626)                109,187,948

NET ASSETS:
   Beginning of period....................................................         167,480,376                  58,292,428
                                                                                --------------              --------------
   End of period..........................................................      $  165,750,750              $  167,480,376
                                                                                ==============              ==============
   Accumulated net investment income (loss)
      at end of period....................................................      $      153,502              $           --
                                                                                ==============              ==============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................................          12,403,334                   4,503,334
   Shares sold............................................................           4,800,000                   7,900,000
   Shares redeemed........................................................          (3,300,000)                         --
                                                                                --------------              --------------
   Shares outstanding, end of period......................................          13,903,334                  12,403,334
                                                                                ==============              ==============


Page 76                 See Notes to Financial Statements

              FIRST TRUST                                FIRST TRUST                               FIRST TRUST
            FTSE EPRA/NAREIT                              DOW JONES                                    ISE
     DEVELOPED MARKETS REAL ESTATE                 GLOBAL SELECT DIVIDEND                      GLOBAL WIND ENERGY
               INDEX FUND                                INDEX FUND                                INDEX FUND
                 (FFR)                                      (FGD)                                     (FAN)
----------------------------------------   ---------------------------------------   ---------------------------------------

     For the               For the              For the              For the              For the              For the
    Year Ended            Year Ended           Year Ended           Year Ended           Year Ended           Year Ended
    9/30/2015             9/30/2014            9/30/2015            9/30/2014            9/30/2015            9/30/2014
------------------    ------------------   ------------------   ------------------   ------------------   ------------------

 $      3,034,116      $      2,567,465     $     24,558,318     $     22,588,685     $      1,246,949     $      1,190,245
        5,040,093             1,911,978            3,575,710            6,315,422           (1,291,619)           8,229,521
       (4,478,864)              908,028         (102,879,130)            (216,562)          (7,737,713)          (1,196,538)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

        3,595,345             5,387,471          (74,745,102)          28,687,545           (7,782,383)           8,223,228
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------


       (3,347,582)           (2,813,427)         (25,805,512)         (22,845,557)          (1,408,061)          (1,163,700)
               --                    --                   --                   --                   --                   --
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
       (3,347,582)           (2,813,427)         (25,805,512)         (22,845,557)          (1,408,061)          (1,163,700)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------


        6,952,593            10,617,461          121,307,517          228,317,635            7,738,192           43,509,786
      (17,693,305)           (3,968,174)        (175,503,628)         (30,585,554)         (45,334,299)         (27,965,655)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

      (10,740,712)            6,649,287          (54,196,111)         197,732,081          (37,596,107)          15,544,131
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
      (10,492,949)            9,223,331         (154,746,725)         203,574,069          (46,786,551)          22,603,659


      108,887,200            99,663,869          562,191,718          358,617,649           86,745,486           64,141,827
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
 $     98,394,251      $    108,887,200     $    407,444,993     $    562,191,718     $     39,958,935     $     86,745,486
 ================      ================     ================     ================     ================     ================

 $    (1,650,569)      $     (1,690,716)    $        298,169     $      1,317,520     $         22,597     $         30,530
 ================      ================     ================     ================     ================     ================


        2,650,002             2,500,002           21,100,002           14,000,002            7,500,002            6,150,002
          150,000               250,000            4,750,000            8,200,000              650,000            3,650,000
         (400,000)             (100,000)          (7,000,000)          (1,100,000)          (4,300,000)          (2,300,000)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
        2,400,002             2,650,002           18,850,002           21,100,002            3,850,002            7,500,002
 ================      ================     ================     ================     ================     ================


                        See Notes to Financial Statements                Page 77

FIRST TRUST EXCHANGE-TRADED FUND II

                                                                                               FIRST TRUST
                                                                                                ISE GLOBAL
                                                                                       ENGINEERING AND CONSTRUCTION
                                                                                                INDEX FUND
                                                                                                  (FLM)
                                                                            --------------------------------------------------

                                                                                   For the                     For the
                                                                                  Year Ended                  Year Ended
                                                                                  9/30/2015                   9/30/2014
                                                                            ----------------------      ----------------------
OPERATIONS:
   Net investment income (loss)...........................................      $      165,260              $      293,892
   Net realized gain (loss)...............................................          (1,370,314)                  1,652,483
   Net change in unrealized appreciation (depreciation)...................             165,829                  (1,245,631)
                                                                                --------------              --------------
   Net increase (decrease) in net assets resulting
      from operations.....................................................          (1,039,225)                    700,744
                                                                                --------------              --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................................            (139,581)                   (371,592)
   Return of capital......................................................                  --                          --
                                                                                --------------              --------------
   Total distributions to shareholders....................................            (139,581)                   (371,592)
                                                                                --------------              --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................................           4,507,454                   7,426,539
   Cost of shares redeemed................................................          (4,710,177)                 (7,687,048)
                                                                                --------------              --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................................            (202,723)                   (260,509)
                                                                                --------------              --------------
   Total increase (decrease) in net assets................................          (1,381,529)                     68,643

NET ASSETS:
   Beginning of period....................................................          16,841,382                  16,772,739
                                                                                --------------              --------------
   End of period..........................................................      $   15,459,853              $   16,841,382
                                                                                ==============              ==============
   Accumulated net investment income (loss)
      at end of period....................................................      $       22,244              $        2,370
                                                                                ==============              ==============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................................             350,002                     350,002
   Shares sold............................................................             100,000                     150,000
   Shares redeemed........................................................            (100,000)                   (150,000)
                                                                                --------------              --------------
   Shares outstanding, end of period......................................             350,002                     350,002
                                                                                ==============              ==============


Page 78                 See Notes to Financial Statements

              FIRST TRUST                                FIRST TRUST                               FIRST TRUST
        NASDAQ(R) CLEAN EDGE(R)                          ISE GLOBAL                                ISE GLOBAL
       SMART GRID INFRASTRUCTURE                           COPPER                                   PLATINUM
               INDEX FUND                                INDEX FUND                                INDEX FUND
                 (GRID)                                     (CU)                                     (PLTM)
----------------------------------------   ---------------------------------------   ---------------------------------------

     For the               For the              For the              For the              For the              For the
    Year Ended            Year Ended           Year Ended           Year Ended           Year Ended           Year Ended
    9/30/2015             9/30/2014            9/30/2015            9/30/2014            9/30/2015            9/30/2014
------------------    ------------------   ------------------   ------------------   ------------------   ------------------

 $        133,366      $        192,960     $        249,309     $        529,396     $        107,983     $         53,021
          463,799               960,963           (8,515,191)          (9,977,931)          (3,023,145)            (979,293)
       (1,806,629)             (435,958)          (4,505,248)           8,755,169           (2,839,323)            (615,374)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

       (1,209,464)              717,965          (12,771,130)            (693,366)          (5,754,485)          (1,541,646)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------


         (128,471)             (214,306)            (222,530)            (521,850)            (182,070)            (245,350)
               --                    --                   --              (61,191)                  --                   --
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
         (128,471)             (214,306)            (222,530)            (583,041)            (182,070)            (245,350)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------


        1,784,568             3,676,957            9,152,420            1,304,114              999,338            4,723,285
       (3,564,537)           (1,869,682)         (10,001,704)          (6,788,099)            (359,749)          (3,845,222)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

       (1,779,969)            1,807,275             (849,284)          (5,483,985)             639,589              878,063
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
       (3,117,904)            2,310,934          (13,842,944)          (6,760,392)          (5,296,966)            (908,933)


       14,151,528            11,840,594           26,485,627           33,246,019           10,676,669           11,585,602
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
 $     11,033,624      $     14,151,528     $     12,642,683     $     26,485,627     $      5,379,703     $     10,676,669
 ================      ================     ================     ================     ================     ================

 $         19,461      $          4,933     $         20,203     $         (3,928)    $        (15,605)    $         11,480
 ================      ================     ================     ================     ================     ================


          400,002               350,002            1,250,002            1,500,002              950,002              900,002
           50,000               100,000              500,000               50,000              100,000              350,000
         (100,000)              (50,000)            (600,000)            (300,000)             (50,000)            (300,000)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
          350,002               400,002            1,150,002            1,250,002            1,000,002              950,002
 ================      ================     ================     ================     ================     ================


See Notes to Financial Statements                Page 79

FIRST TRUST EXCHANGE-TRADED FUND II

                                                                                               FIRST TRUST
                                                                                                   BICK
                                                                                                INDEX FUND
                                                                                                  (BICK)
                                                                            --------------------------------------------------

                                                                                   For the                     For the
                                                                                  Year Ended                  Year Ended
                                                                                  9/30/2015                   9/30/2014
                                                                            ----------------------      ----------------------
OPERATIONS:
   Net investment income (loss)...........................................      $      154,476              $      251,285
   Net realized gain (loss)...............................................          (1,085,425)                 (1,183,900)
   Net change in unrealized appreciation (depreciation)...................          (2,121,885)                  2,183,259
                                                                                --------------              --------------
   Net increase (decrease) in net assets resulting
      from operations.....................................................          (3,052,834)                  1,250,644
                                                                                --------------              --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................................            (176,845)                   (293,611)
   Return of capital......................................................                  --                          --
                                                                                --------------              --------------
   Total distributions to shareholders....................................            (176,845)                   (293,611)
                                                                                --------------              --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................................           1,246,188                          --
   Cost of shares redeemed................................................          (8,094,394)                 (2,298,434)
                                                                                --------------              --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................................          (6,848,206)                 (2,298,434)
                                                                                --------------              --------------
   Total increase (decrease) in net assets................................         (10,077,885)                 (1,341,401)

NET ASSETS:
   Beginning of period....................................................          17,581,000                  18,922,401
                                                                                --------------              --------------
   End of period..........................................................      $    7,503,115              $   17,581,000
                                                                                ==============              ==============
   Accumulated net investment income (loss)
      at end of period....................................................      $        1,364              $       39,263
                                                                                ==============              ==============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................................             700,002                     800,002
   Shares sold............................................................              50,000                          --
   Shares redeemed........................................................            (350,000)                   (100,000)
                                                                                --------------              --------------
   Shares outstanding, end of period......................................             400,002                     700,002
                                                                                ==============              ==============


Page 80                 See Notes to Financial Statements

              FIRST TRUST                                FIRST TRUST                               FIRST TRUST
                 NASDAQ                                    NASDAQ                                      ISE
             CEA SMARTPHONE                              GLOBAL AUTO                             CLOUD COMPUTING
               INDEX FUND                                INDEX FUND                                INDEX FUND
                 (FONE)                                    (CARZ)                                    (SKYY)
----------------------------------------   ---------------------------------------   ---------------------------------------

     For the               For the              For the              For the              For the              For the
    Year Ended            Year Ended           Year Ended           Year Ended           Year Ended           Year Ended
    9/30/2015             9/30/2014            9/30/2015            9/30/2014            9/30/2015            9/30/2014
------------------    ------------------   ------------------   ------------------   ------------------   ------------------

 $        107,387      $        129,292     $        476,582     $        791,428     $      1,314,355     $        239,222
          624,714               400,870            3,623,757              887,997           18,152,026            8,153,816
       (1,209,385)            1,025,519           (8,625,254)          (2,581,730)         (13,775,470)           9,290,094
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

         (477,284)            1,555,681           (4,524,915)            (902,305)           5,690,911           17,683,132
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------


         (103,321)             (125,341)            (507,046)            (734,741)          (1,374,745)            (193,005)
               --                    --                   --                   --                   --                   --
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
         (103,321)             (125,341)            (507,046)            (734,741)          (1,374,745)            (193,005)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------


               --                    --            5,836,355           23,473,108          191,542,480          222,781,454
               --                    --          (33,494,043)          (3,859,611)         (67,319,015)         (21,496,268)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

               --                    --          (27,657,688)          19,613,497          124,223,465          201,285,186
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
         (580,605)            1,430,340          (32,689,649)          17,976,451          128,539,631          218,775,313


       11,059,191             9,628,851           64,480,774           46,504,323          341,751,018          122,975,705
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
 $     10,478,586      $     11,059,191     $     31,791,125     $     64,480,774     $    470,290,649     $    341,751,018
 ================      ================     ================     ================     ================     ================

 $          9,984      $          8,004     $         85,791     $        147,765     $             --     $          7,076
 ================      ================     ================     ================     ================     ================


          300,002               300,002            1,700,002            1,200,002           12,500,002            5,000,002
               --                    --              150,000              600,000            6,500,000            8,300,000
               --                    --             (900,000)            (100,000)          (2,250,000)            (800,000)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
          300,002               300,002              950,002            1,700,002           16,750,002           12,500,002
 ================      ================     ================     ================     ================     ================


                        See Notes to Financial Statements                Page 81

FIRST TRUST EXCHANGE-TRADED FUND II

                                                                                                             FIRST TRUST
                                                                                 FIRST TRUST                  NASDAQ CEA
                                                                                INTERNATIONAL               CYBERSECURITY
                                                                                   IPO ETF                       ETF
                                                                                    (FPXI)                      (CIBR)
                                                                            --------------------------------------------------
                                                                                For the Period              For the Period
                                                                                11/4/2014 (a)                7/6/2015 (b)
                                                                                   through                     through
                                                                                  9/30/2015                   9/30/2015
                                                                            ----------------------      ----------------------
OPERATIONS:
   Net investment income (loss)...........................................      $       18,980              $      (39,697)
   Net realized gain (loss)...............................................            (141,373)                   (788,581)
   Net change in unrealized appreciation (depreciation)...................            (146,860)                 (9,561,214)
                                                                                --------------              --------------
   Net increase (decrease) in net assets resulting
      from operations.....................................................            (269,253)                (10,389,492)
                                                                                --------------              --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................................             (19,216)                         --
   Return of capital......................................................                  --                          --
                                                                                --------------              --------------
   Total distributions to shareholders....................................             (19,216)                         --
                                                                                --------------              --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................................           3,000,557                  90,142,784
   Cost of shares redeemed................................................          (1,449,824)                         --
                                                                                --------------              --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................................           1,550,733                  90,142,784
                                                                                --------------              --------------
   Total increase (decrease) in net assets................................           1,262,264                  79,753,292

NET ASSETS:
   Beginning of period....................................................                  --                          --
                                                                                --------------              --------------
   End of period..........................................................      $    1,262,264              $   79,753,292
                                                                                ==============              ==============
   Accumulated net investment income (loss)
      at end of period....................................................      $           --              $           --
                                                                                ==============              ==============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................................                  --                          --
   Shares sold............................................................             100,002                   4,650,002
   Shares redeemed........................................................             (50,000)                         --
                                                                                --------------              --------------
   Shares outstanding, end of period......................................              50,002                   4,650,002
                                                                                ==============              ==============


(a) Inception date is November 4, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Inception date is July 6, 2015 which is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 82                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD)

                                                                             YEAR ENDED SEPTEMBER 30,
                                                        -------------------------------------------------------------------
                                                           2015          2014          2013          2012          2011
                                                        -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period                     $   13.50     $   12.94     $   11.89     $   11.63     $   13.09
                                                         ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.55          0.58          0.46          0.64          0.67
Net realized and unrealized gain (loss)                      (1.59)         0.57          1.06          0.23         (1.46)
                                                         ---------     ---------     ---------     ---------     ---------
Total from investment operations                             (1.04)         1.15          1.52          0.87         (0.79)
                                                         ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.54)        (0.59)        (0.47)        (0.61)        (0.67)
                                                         ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                           $   11.92     $   13.50     $   12.94     $   11.89     $   11.63
                                                         =========     =========     =========     =========     =========
TOTAL RETURN (a)                                             (7.90)%        8.68%        13.29%         7.73%        (6.70)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $ 165,751     $ 167,480     $  58,292     $  16,088     $   8,762
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                                 0.60%         0.64%         0.90%         1.67%         1.93%
Ratio of net expenses to average
   net assets                                                 0.60%         0.60%         0.60%         0.60%         0.60%
Ratio of net investment income (loss) to
   average net assets                                         4.45%         4.90%         5.09%         5.98%         5.09%
Portfolio turnover rate (b)                                     33%           32%           32%           31%           27%


FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

                                                                             YEAR ENDED SEPTEMBER 30,
                                                        -------------------------------------------------------------------
                                                           2015          2014          2013          2012          2011
                                                        -------------------------------------------------------------------
Net asset value, beginning of period                     $   41.09     $   39.87     $   37.87     $   30.00     $   33.85
                                                         ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  1.15          1.05          0.95          0.99          1.05
Net realized and unrealized gain (loss)                       0.11          1.27          2.80          7.96         (3.64)
                                                         ---------     ---------     ---------     ---------     ---------
Total from investment operations                              1.26          2.32          3.75          8.95         (2.59)
                                                         ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (1.35)        (1.10)        (1.75)        (1.08)        (1.26)
                                                         ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                           $   41.00     $   41.09     $   39.87     $   37.87     $   30.00
                                                         =========     =========     =========     =========     =========
TOTAL RETURN (a)                                              2.97%         5.86%        10.02%        30.22%        (8.17)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  98,394     $ 108,887     $  99,664     $  96,565     $  61,508
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                                 0.71%         0.71%         0.68%         0.74%         0.86%
Ratio of net expenses to average
   net assets                                                 0.60%         0.60%         0.60%         0.60%         0.60%
Ratio of net investment income (loss) to
   average net assets                                         2.76%         2.45%         2.42%         2.67%         2.29%
Portfolio turnover rate (b)                                     10%           12%           13%            8%           11%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 83

FIRST TRUST EXCHANGE-TRADED FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)

                                                                             YEAR ENDED SEPTEMBER 30,
                                                        -------------------------------------------------------------------
                                                           2015          2014          2013          2012          2011
                                                        -------------------------------------------------------------------
Net asset value, beginning of period                     $   26.64     $   25.62     $   23.57     $   21.09     $   22.43
                                                         ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  1.21          1.21          1.18          1.16          1.05
Net realized and unrealized gain (loss)                      (4.97)         1.02          2.10          2.47         (1.31)
                                                         ---------     ---------     ---------     ---------     ---------
Total from investment operations                             (3.76)         2.23          3.28          3.63         (0.26)
                                                         ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (1.26)        (1.21)        (1.23)        (1.15)        (1.08)
                                                         ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                           $   21.62     $   26.64     $   25.62     $   23.57     $   21.09
                                                         =========     =========     =========     =========     =========
TOTAL RETURN (a)                                            (14.51)%        8.56%        14.39%        17.58%        (1.57)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $ 407,445     $ 562,192     $ 358,618     $ 206,229     $  95,940
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                                 0.60%         0.60%         0.61%         0.63%         0.74%
Ratio of net expenses to average
   net assets                                                 0.60%         0.60%         0.60%         0.60%         0.60%
Ratio of net investment income (loss) to
   average net assets                                         4.71%         4.56%         5.19%         5.41%         5.21%
Portfolio turnover rate (b)                                     34%           33%           20%           21%           22%


FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND (FAN)

                                                                             YEAR ENDED SEPTEMBER 30,
                                                        -------------------------------------------------------------------
                                                           2015          2014          2013          2012          2011
                                                        -------------------------------------------------------------------
Net asset value, beginning of period                     $   11.57     $   10.43     $    6.73     $    8.13     $   10.28
                                                         ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.31          0.14          0.08          0.09          0.06
Net realized and unrealized gain (loss)                      (1.15)         1.14          3.71         (1.40)        (2.15)
                                                         ---------     ---------     ---------     ---------     ---------
Total from investment operations                             (0.84)         1.28          3.79         (1.31)        (2.09)
                                                         ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.35)        (0.14)        (0.09)        (0.09)           --
Return of capital                                               --            --            --            --         (0.06)
                                                         ---------     ---------     ---------     ---------     ---------
Total distributions                                          (0.35)        (0.14)        (0.09)        (0.09)        (0.06)
                                                         ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                           $   10.38     $   11.57     $   10.43     $    6.73     $    8.13
                                                         =========     =========     =========     =========     =========
TOTAL RETURN (a)                                             (7.37)%       12.17%        56.63%       (16.14)%      (20.47)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  39,959     $  86,745     $  64,142     $  20,862     $  35,347
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                                 0.75%         0.70%         0.84%         0.67%         0.76%
Ratio of net expenses to average
   net assets                                                 0.60%         0.60%         0.60%         0.60%         0.60%
Ratio of net investment income (loss) to
   average net assets                                         2.75%         1.23%         0.91%         1.12%         0.84%
Portfolio turnover rate (b)                                     25%           24%           19%           57%           35%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or delivered from processing creations or redemptions and in-kind transactions.


Page 84              See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND (FLM)

                                                                             YEAR ENDED SEPTEMBER 30,
                                                        -------------------------------------------------------------------
                                                           2015          2014          2013          2012          2011
                                                        -------------------------------------------------------------------
Net asset value, beginning of period                     $   48.12     $   47.92     $   39.09     $   33.80     $   39.56
                                                         ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.60          0.62          0.85          0.62          0.67
Net realized and unrealized gain (loss)                      (4.02)         0.42          8.83          5.38         (5.77)
                                                         ---------     ---------     ---------     ---------     ---------
Total from investment operations                             (3.42)         1.04          9.68          6.00         (5.10)
                                                         ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.53)        (0.84)        (0.85)        (0.71)        (0.66)
                                                         ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                           $   44.17     $   48.12     $   47.92     $   39.09     $   33.80
                                                         =========     =========     =========     =========     =========
TOTAL RETURN (a)                                             (7.19)%        2.06%        25.04%        17.93%       (13.30)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  15,460     $  16,841     $  16,773     $  17,591     $  30,419
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                                 0.99%         0.87%         0.89%         0.71%         0.80%
Ratio of net expenses to average
   net assets                                                 0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                                         1.21%         1.30%         1.77%         1.66%         1.83%
Portfolio turnover rate (b)                                     46%           41%           24%           22%           22%


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)

                                                                             YEAR ENDED SEPTEMBER 30,
                                                        -------------------------------------------------------------------
                                                           2015          2014          2013          2012          2011
                                                        -------------------------------------------------------------------
Net asset value, beginning of period                     $   35.38     $   33.83     $   28.95     $   24.25     $   30.33
                                                         ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.38          0.51          0.48          0.26          0.25
Net realized and unrealized gain (loss)                      (3.88)         1.61          4.82          4.76         (6.16)
                                                         ---------     ---------     ---------     ---------     ---------
Total from investment operations                             (3.50)         2.12          5.30          5.02         (5.91)
                                                         ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.36)        (0.57)        (0.42)        (0.32)        (0.17)
                                                         ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                           $   31.52     $   35.38     $   33.83     $   28.95     $   24.25
                                                         =========     =========     =========     =========     =========
TOTAL RETURN (a)                                             (9.97)%        6.19%        18.44%        20.82%       (19.63)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  11,034     $  14,152     $  11,841     $  13,026     $  18,187
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                                 0.99%         0.98%         1.11%         0.79%         0.85%
Ratio of net expenses to average
   net assets                                                 0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                                         1.02%         1.45%         1.38%         0.78%         0.71%
Portfolio turnover rate (b)                                     18%           35%           44%           46%           28%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 85

FIRST TRUST EXCHANGE-TRADED FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ISE GLOBAL COPPER INDEX FUND (CU)

                                                                             YEAR ENDED SEPTEMBER 30,
                                                        -------------------------------------------------------------------
                                                           2015          2014          2013          2012          2011
                                                        -------------------------------------------------------------------
Net asset value, beginning of period                     $   21.19     $   22.16     $   28.57     $   26.31     $   33.54
                                                         ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.23          0.41          0.61          0.70          1.23
Net realized and unrealized gain (loss)                     (10.23)        (0.92)        (6.37)         2.95         (7.88)
                                                         ---------     ---------     ---------     ---------     ---------
Total from investment operations                            (10.00)        (0.51)        (5.76)         3.65         (6.65)
                                                         ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.20)        (0.41)        (0.65)        (1.39)        (0.58)
Return of capital                                               --         (0.05)           --            --            --
                                                         ---------     ---------     ---------     ---------     ---------
Total distributions                                          (0.20)        (0.46)        (0.65)        (1.39)        (0.58)
                                                         ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                           $   10.99     $   21.19     $   22.16     $   28.57     $   26.31
                                                         =========     =========     =========     =========     =========
TOTAL RETURN (a)                                            (47.50)%       (2.38)%      (20.27)%       13.82%       (20.50)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  12,643     $  26,486     $  33,246     $  44,281     $  55,258
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                                 0.70%         0.71% (b)     0.70%         0.70%         0.70%
Ratio of net expenses to average
   net assets                                                 0.70%         0.71% (b)     0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                                         1.27%         1.74%         2.34%         1.79%         1.85%
Portfolio turnover rate (c)                                     40%           28%           46%           46%           41%


FIRST TRUST ISE GLOBAL PLATINUM INDEX FUND (PLTM)

                                                                             YEAR ENDED SEPTEMBER 30,
                                                        -------------------------------------------------------------------
                                                           2015          2014          2013          2012          2011
                                                        -------------------------------------------------------------------
Net asset value, beginning of period                     $   11.24     $   12.87     $   14.32     $   19.15     $   29.29
                                                         ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.12          0.09          0.05          0.07          0.19
Net realized and unrealized gain (loss)                      (5.79)        (1.43)        (1.47)        (4.62)       (10.27)
                                                         ---------     ---------     ---------     ---------     ---------
Total from investment operations                             (5.67)        (1.34)        (1.42)        (4.55)       (10.08)
                                                         ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.19)        (0.29)        (0.03)        (0.28)        (0.06)
                                                         ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                           $    5.38     $   11.24     $   12.87     $   14.32     $   19.15
                                                         =========     =========     =========     =========     =========
TOTAL RETURN (a)                                            (51.20)%      (10.64)%       (9.84)%      (24.08)%      (34.49)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 00's)                      $   5,380     $  10,677     $  11,586     $   8,589     $   7,660
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                 0.70%         0.72% (b)     0.70%         0.70%         0.70%
Ratio of net expenses to average net assets                   0.70%         0.72% (b)     0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
     average net assets                                       1.17%         0.46%         0.38%         0.50%         0.44%
Portfolio turnover rate (c)                                     40%           43%           46%           64%           41%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.70%.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 86                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST BICK INDEX FUND (BICK)

                                                                             YEAR ENDED SEPTEMBER 30,
                                                        -------------------------------------------------------------------
                                                           2015          2014          2013          2012          2011
                                                        -------------------------------------------------------------------
Net asset value, beginning of period                     $   25.12     $   23.65     $   23.91     $   22.21     $   31.16
                                                         ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.32          0.35          0.41          0.35          0.72
Net realized and unrealized gain (loss)                      (6.34)         1.53         (0.26)         1.80         (8.98)
                                                         ---------     ---------     ---------     ---------     ---------
Total from investment operations                             (6.02)         1.88          0.15          2.15         (8.26)
                                                         ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.34)        (0.41)        (0.41)        (0.43)        (0.69)
Return of capital                                               --            --            --         (0.02)           --
                                                         ---------     ---------     ---------     ---------     ---------
Total distributions                                          (0.34)        (0.41)        (0.41)        (0.45)        (0.69)
                                                         ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                           $   18.76     $   25.12     $   23.65     $   23.91     $   22.21
                                                         =========     =========     =========     =========     =========
TOTAL RETURN (a)                                            (24.15)%        7.92%         0.69%         9.78%       (27.18)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $   7,503     $  17,581     $  18,922     $  45,438     $  41,089
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                                 0.64%         0.64%         0.64%         0.64%         0.64%
Ratio of net expenses to average
   net assets                                                 0.64%         0.64%         0.64%         0.64%         0.64%
Ratio of net investment income (loss) to
   average net assets                                         1.17%         1.35%         1.39%         1.46%         1.11%
Portfolio turnover rate (b)                                     70%          126%           56%           55%           96%


FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND (FONE)

                                                                                                               FOR THE PERIOD
                                                                      YEAR ENDED SEPTEMBER 30,                 2/17/2011 (c)
                                                        -----------------------------------------------------     THROUGH
                                                           2015          2014          2013          2012        9/30/2011
                                                        -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period                     $   36.86     $   32.10     $   23.11     $   22.51     $   30.11
                                                         ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.36          0.43          0.35          0.23          0.20
Net realized and unrealized gain (loss)                      (1.95)         4.75          8.98          0.68         (7.70)
                                                         ---------     ---------     ---------     ---------     ---------
Total from investment operations                             (1.59)         5.18          9.33          0.91         (7.50)
                                                         ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.34)        (0.42)        (0.34)        (0.31)        (0.10)
                                                         ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                           $   34.93     $   36.86     $   32.10     $   23.11     $   22.51
                                                         =========     =========     =========     =========     =========
TOTAL RETURN (a)                                             (4.35)%       16.16%        40.61%         4.03%       (24.97)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  10,479     $  11,059     $   9,629     $  12,712     $  13,505
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                                 0.70%         0.70%         0.70%         0.70%         0.70% (d)
Ratio of net expenses to average
   net assets                                                 0.70%         0.70%         0.70%         0.70%         0.70% (d)
Ratio of net investment income (loss) to
   average net assets                                         0.93%         1.22%         1.10%         0.89%         1.30% (d)
Portfolio turnover rate (b)                                     28%           32%           23%           35%           29%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(c) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(d)   Annualized.


                        See Notes to Financial Statements                Page 87

FIRST TRUST EXCHANGE-TRADED FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)


                                                                                                               FOR THE PERIOD
                                                                      YEAR ENDED SEPTEMBER 30,                  5/9/2011 (a)
                                                        -----------------------------------------------------     THROUGH
                                                           2015          2014          2013          2012        9/30/2011
                                                        -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period                     $   37.93     $   38.75     $   24.52     $   22.51     $   29.88
                                                         ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.64          0.51          0.29          0.22          0.08
Net realized and unrealized gain (loss)                      (4.50)        (0.84)        14.23          1.97         (7.40)
                                                         ---------     ---------     ---------     ---------     ---------
Total from investment operations                             (3.86)        (0.33)        14.52          2.19         (7.32)
                                                         ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.61)        (0.49)        (0.29)        (0.18)        (0.05)
                                                         ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                           $   33.46     $   37.93     $   38.75     $   24.52     $   22.51
                                                         =========     =========     =========     =========     =========
TOTAL RETURN (b)                                            (10.38)%       (0.92)%       59.44%         9.77%       (24.55)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  31,791     $  64,481     $  46,504     $   4,904     $   3,376
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                                 0.70%         0.70%         0.70%         0.70%         0.70% (c)
Ratio of net expenses to average
   net assets                                                 0.70%         0.70%         0.70%         0.70%         0.70% (c)
Ratio of net investment income (loss) to
   average net assets                                         1.34%         1.35%         1.20%         1.04%         0.70% (c)
Portfolio turnover rate (d)                                     18%           20%           33%           17%           16%


FIRST TRUST ISE CLOUD COMPUTING INDEX FUND (SKYY)


                                                                                                               FOR THE PERIOD
                                                                      YEAR ENDED SEPTEMBER 30,                  7/5/2011 (a)
                                                        -----------------------------------------------------     THROUGH
                                                           2015          2014          2013          2012        9/30/2011
                                                        -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period                     $   27.34     $   24.60     $   19.87     $   15.93     $   20.16
                                                         ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.09          0.02          0.01         (0.01)        (0.01)
Net realized and unrealized gain (loss)                       0.74          2.74          4.72          3.96         (4.22)
                                                         ---------     ---------     ---------     ---------     ---------
Total from investment operations                              0.83          2.76          4.73          3.95         (4.23)
                                                         ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.09)        (0.02)        (0.00) (e)       --            --
Net realized gain                                               --            --            --         (0.01)           --
                                                         ---------     ---------     ---------     ---------     ---------
Total distributions                                          (0.09)        (0.02)        (0.00) (e)    (0.01)           --
                                                         ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                           $   28.08     $   27.34     $   24.60     $   19.87     $   15.93
                                                         =========     =========     =========     =========     =========
TOTAL RETURN (b)                                              3.04%        11.20%        23.82%        24.83%       (20.98)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $ 470,291     $ 341,751     $ 122,976     $  76,488     $  51,758
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                                 0.60%         0.60%         0.60%         0.60%         0.60% (c)
Ratio of net expenses to average
   net assets                                                 0.60%         0.60%         0.60%         0.60%         0.60% (c)
Ratio of net investment income (loss) to
   average net assets                                         0.31%         0.10%         0.05%        (0.14)%       (0.31)% (c)
Portfolio turnover rate (d)                                     25%           12%           22%           28%            1%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e)   Amount represents less than $0.01 per share.


Page 88                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST INTERNATIONAL IPO ETF (FPXI)

                                                      FOR THE PERIOD
                                                       11/4/2014 (a)
                                                          THROUGH
                                                         9/30/2015
                                                      ---------------
Net asset value, beginning of period                     $   30.00
                                                         ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.37
Net realized and unrealized gain (loss)                      (4.76)
                                                         ---------
Total from investment operations                             (4.39)
                                                         ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.37)
                                                         ---------
Net asset value, end of period                           $   25.24
                                                         =========
TOTAL RETURN (b)                                            (14.74)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $   1,262
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                                 0.70% (c)
Ratio of net expenses to average
   net assets                                                 0.70% (c)
Ratio of net investment income (loss) to
   average net assets                                         1.01% (c)
Portfolio turnover rate (d)                                     98%


FIRST TRUST NASDAQ CEA CYBERSECURITY ETF (CIBR)

                                                      FOR THE PERIOD
                                                       7/6/2015 (a)
                                                          THROUGH
                                                         9/30/2015
                                                      ---------------
Net asset value, beginning of period                     $   20.00
                                                         ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 (0.01)
Net realized and unrealized gain (loss)                      (2.84)
                                                         ---------
Total from investment operations                             (2.85)
                                                         ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                           --
                                                         ---------
Net asset value, end of period                           $   17.15
                                                         =========
TOTAL RETURN (b)                                            (14.25)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  79,753
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                                 0.60% (c)
Ratio of net expenses to average
   net assets                                                 0.60% (c)
Ratio of net investment income (loss) to
   average net assets                                        (0.30)% (c)
Portfolio turnover rate (d)                                      7%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 89

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2015


                                1. ORGANIZATION

First Trust Exchange-Traded Fund II (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on July 6, 2006, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of fourteen funds as follows, including the exchange on which they are listed and traded:

   First Trust STOXX(R) European Select Dividend Index Fund - (NYSE Arca, Inc.
      ("NYSE Arca") ticker "FDD")
   First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund -
      (NYSE Arca ticker "FFR")
   First Trust Dow Jones Global Select Dividend Index Fund - (NYSE Arca
      ticker "FGD")
   First Trust ISE Global Wind Energy Index Fund - (NYSE Arca ticker "FAN") First Trust ISE Global Engineering and Construction Index Fund - (NYSE
      Arca ticker "FLM")
   First Trust NASDAQ(R) Clean Edge(R) Smart Grid
   Infrastructure Index Fund - (The NASDAQ(R) Stock Market LLC ("NASDAQ")
      ticker "GRID")
   First Trust ISE Global Copper Index Fund - (NASDAQ ticker "CU")
   First Trust ISE Global Platinum Index Fund - (NASDAQ ticker "PLTM")
   First Trust BICK Index Fund - (NASDAQ ticker "BICK")
   First Trust NASDAQ CEA Smartphone Index Fund - (NASDAQ ticker "FONE") . First Trust NASDAQ Global Auto Index Fund - (NASDAQ ticker "CARZ")
   First Trust ISE Cloud Computing Index Fund - (NASDAQ ticker "SKYY")
   First Trust International IPO ETF - (NASDAQ ticker "FPXI")
   First Trust NASDAQ CEA Cybersecurity ETF - (NASDAQ ticker "CIBR")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit". Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:



FUND                                                                            INDEX
First Trust STOXX(R) European Select Dividend Index Fund                        STOXX(R) Europe Select Dividend 30 Index
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund           FTSE EPRA/NAREIT Developed Index
First Trust Dow Jones Global Select Dividend Index Fund                         Dow Jones Global Select Dividend Index(SM)
First Trust ISE Global Wind Energy Index Fund                                   ISE Global Wind Energy(TM) Index
First Trust ISE Global Engineering and Construction Index Fund                  ISE Global Engineering and Construction(TM) Index
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund        NASDAQ OMX(R) Clean Edge(R) Smart Grid

Infrastructure Index(SM)
First Trust ISE Global Copper Index Fund                                        ISE Global Copper(TM) Index
First Trust ISE Global Platinum Index Fund                                      ISE Global Platinum(TM) Index
First Trust BICK Index Fund                                                     ISE BICK(TM) Index
First Trust NASDAQ CEA Smartphone Index Fund                                    NASDAQ OMX CEA Smartphone Index(SM)
First Trust NASDAQ Global Auto Index Fund                                       NASDAQ OMX Global Auto Index(SM)
First Trust ISE Cloud Computer Index Fund                                       ISE Cloud Computing(TM) Index
First Trust International IPO ETF                                               IPOX International Index
First Trust NASDAQ CEA Cybersecurity ETF                                        Nasdaq CEA Cybersecurity Index(SM)

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds, each of which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2015

Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding NASDAQ and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2015

close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund's ability to track the index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of September 30, 2015, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities require entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statements of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2015

E. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2015, only FLM, GRID, FONE and CARZ have securities in the securities lending program. During the fiscal year ended September 30, 2015, FLM, GRID, FONE and CARZ participated in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

F. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury Notes. The U.S. Treasury Notes are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury Notes can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund is less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended September 30, 2015, were received as collateral for lending securities.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2015

The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2015 was as follows:

                                                                                 Distributions    Distributions   Distributions
                                                                                   paid from        paid from       paid from
                                                                                    Ordinary         Capital        Return of
                                                                                     Income           Gains          Capital
                                                                                ----------------  --------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $      8,201,944  $           --  $           --
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                  3,347,582              --              --
First Trust Dow Jones Global Select Dividend Index Fund                               25,805,512              --              --
First Trust ISE Global Wind Energy Index Fund                                          1,408,061              --              --
First Trust ISE Global Engineering and Construction Index Fund                           139,581              --              --
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                 128,471              --              --
First Trust ISE Global Copper Index Fund                                                 222,530              --              --
First Trust ISE Global Platinum Index Fund                                               182,070              --              --
First Trust BICK Index Fund                                                              176,845              --              --
First Trust NASDAQ CEA Smartphone Index Fund                                             103,321              --              --
First Trust NASDAQ Global Auto Index Fund                                                507,046              --              --
First Trust ISE Cloud Computing Index Fund                                             1,374,745              --              --
First Trust International IPO ETF                                                         19,216              --              --
First Trust NASDAQ CEA Cybersecurity ETF                                                      --              --              --


The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2014 was as follows:

                                                                                 Distributions    Distributions   Distributions
                                                                                   paid from        paid from       paid from
                                                                                    Ordinary         Capital        Return of
                                                                                     Income           Gains          Capital
                                                                                ----------------  --------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $      5,813,996  $           --  $           --
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                  2,813,427              --              --
First Trust Dow Jones Global Select Dividend Index Fund                               22,845,557              --              --
First Trust ISE Global Wind Energy Index Fund                                          1,163,700              --              --
First Trust ISE Global Engineering and Construction Index Fund                           371,592              --              --
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                 214,306              --              --
First Trust ISE Global Copper Index Fund                                                 521,850              --          61,191
First Trust ISE Global Platinum Index Fund                                               245,350              --              --
First Trust BICK Index Fund                                                              293,611              --              --
First Trust NASDAQ CEA Smartphone Index Fund                                             125,341              --              --
First Trust NASDAQ Global Auto Index Fund                                                734,741              --              --
First Trust ISE Cloud Computing Index Fund                                               193,005              --              --


As of September 30, 2015, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                                   Accumulated         Net
                                                                                 Undistributed     Capital and      Unrealized
                                                                                    Ordinary          Other        Appreciation
                                                                                     Income        Gain (Loss)    (Depreciation)
                                                                                ----------------  --------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $        153,502  $  (19,931,167) $  (21,127,150)
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                   (582,688)     (2,031,279)      8,927,453
First Trust Dow Jones Global Select Dividend Index Fund                                  298,169     (31,124,922)    (79,918,945)
First Trust ISE Global Wind Energy Index Fund                                             22,597     (63,104,211)     (8,047,792)
First Trust ISE Global Engineering and Construction Index Fund                            22,244      (6,149,737)     (1,232,333)
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                  19,461      (3,902,668)       (732,189)
First Trust ISE Global Copper Index Fund                                                  20,203     (45,474,964)    (15,976,064)
First Trust ISE Global Platinum Index Fund                                                (4,542)    (11,553,323)     (7,026,042)
First Trust BICK Index Fund                                                                2,844     (11,744,368)     (2,465,659)
First Trust NASDAQ CEA Smartphone Index Fund                                               9,984      (1,025,338)        645,364
First Trust NASDAQ Global Auto Index Fund                                                 86,020        (759,774)     (5,534,737)
First Trust ISE Cloud Computing Index Fund                                                   --       (2,091,095)      6,328,531
First Trust International IPO ETF                                                            --         (144,793)       (146,860)
First Trust NASDAQ CEA Cybersecurity ETF                                                     --          (17,704)    (10,356,350)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2015

H. INCOME TAXES

Each Fund intends to qualify or to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2012, 2013, 2014 and 2015 remain open to federal and state audit. As of September 30, 2015, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At September 30, 2015, the Funds had pre-enactment and post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                             Capital Loss  Capital Loss   Capital Loss  Capital Loss                    Total
                                              Available      Available     Available     Available        Post         Capital
                                               through        through       through       through      Enactment -       Loss
                                              9/30/2016      9/30/2017     9/30/2018     9/30/2019    No Expiration   Available
                                             ------------  -------------  ------------  ------------  -------------  ------------
First Trust STOXX(R) European Select
   Dividend Index Fund                       $         --  $   5,960,236  $  4,853,444  $    161,155  $   8,956,332  $ 19,931,167
First Trust FTSE EPRA/NAREIT Developed
   Markets Real Estate Index Fund                      --         68,465       744,825         1,838      1,216,151     2,031,279
First Trust Dow Jones Global Select
   Dividend Index Fund                            131,352        208,741     1,274,694       323,583     29,186,552    31,124,922
First Trust ISE Global Wind Energy
   Index Fund                                     174,186         30,175     8,357,650     9,549,964     44,992,236    63,104,211
First Trust ISE Global Engineering and
   Construction Index Fund                             --          1,914            --       615,538      5,532,285     6,149,737
First Trust NASDAQ(R) Clean Edge(R) Smart
   Grid Infrastructure Index Fund                      --             --       928,889            --      2,973,779     3,902,668
First Trust ISE Global Copper Index Fund               --             --        74,393            --     45,400,571    45,474,964
First Trust ISE Global Platinum Index Fund             --             --       344,523            --     11,208,800    11,553,323
First Trust BICK Index Fund                            --             --            --            --     11,744,368    11,744,368
First Trust NASDAQ CEA Smartphone
   Index Fund                                          --             --            --            --      1,025,338     1,025,338
First Trust NASDAQ Global Auto Index Fund              --             --            --            --        759,774       759,774
First Trust ISE Cloud Computing Index Fund             --             --            --            --      2,091,095     2,091,095
First Trust International IPO ETF                      --             --            --            --        144,793       144,793
First Trust NASDAQ CEA Cybersecurity ETF               --             --            --            --         17,704        17,704


During the taxable year ended September 30, 2015, the following Fund utilized capital loss carryforwards in the following amount:

                                                                          Capital Loss Carryforward Utilized
                                                                          ----------------------------------
First Trust NASDAQ CEA Smartphone Index Fund                                          $ 619,202

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended September 30, 2015, the following Funds listed below incurred and elected to defer net ordinary and capital losses as follows:

                                                                               Qualified Late Year Losses

                                                                          Ordinary Losses        Capital Losses
                                                                          ---------------        --------------
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund     $       582,688        $           --
First Trust ISE Global Platinum Index Fund                                          4,542                    --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2015

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended September 30, 2015, the adjustments for each Fund were as follows:


                                                                                                   Accumulated
                                                                                  Accumulated      Net Realized
                                                                                 Net Investment    Gain (Loss)       Paid-in
                                                                                 Income (Loss)    on Investments     Capital
                                                                                ----------------  --------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $        119,608  $   (2,821,258) $    2,701,650
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                    353,613      (5,560,421)      5,206,808
First Trust Dow Jones Global Select Dividend Index Fund                                  227,843     (27,415,705)     27,187,862
First Trust ISE Global Wind Energy Index Fund                                            153,179         178,237        (331,416)
First Trust ISE Global Engineering and Construction Index Fund                            (5,805)       (256,941)        262,746
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                   9,633        (768,259)        758,626
First Trust ISE Global Copper Index Fund                                                  (2,648)      2,281,099      (2,278,451)
First Trust ISE Global Platinum Index Fund                                                47,002         139,557        (186,559)
First Trust BICK Index Fund                                                              (15,530)       (370,470)        386,000
First Trust NASDAQ CEA Smartphone Index Fund                                              (2,086)          2,086              --
First Trust NASDAQ Global Auto Index Fund                                                (31,510)     (3,806,950)      3,838,460
First Trust ISE Cloud Computing Index Fund                                                53,314     (21,340,165)     21,286,851
First Trust International IPO ETF                                                            236          (3,420)          3,184
First Trust NASDAQ CEA Cybersecurity ETF                                                  39,697         (24,259)        (15,438)

I. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund, except for First Trust ISE Global Copper Index Fund, First Trust ISE Global Platinum Index Fund, First Trust BICK Index Fund, First Trust NASDAQ CEA Smartphone Index Fund, First Trust NASDAQ Global Auto Index Fund, First Trust ISE Cloud Computing Index Fund, First Trust International IPO ETF and First Trust NASDAQ CEA Cybersecurity ETF (the "Unitary Fee Funds"), for which expenses other than excluded expenses (discussed in Note 3) are paid by the Advisor. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:


FUND                                                                            LICENSOR
First Trust STOXX(R) European Select Dividend Index Fund                        STOXX Limited
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund           FTSE International Limited
First Trust Dow Jones Global Select Dividend Index Fund                         Dow Jones & Company, Inc.
First Trust ISE Global Wind Energy Index Fund                                   International Securities Exchange, LLC
First Trust ISE Global Engineering and Construction Index Fund                  International Securities Exchange, LLC
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund        The NASDAQ OMX Group, Inc.
First Trust ISE Global Copper Index Fund                                        International Securities Exchange, LLC
First Trust ISE Global Platinum Index Fund                                      International Securities Exchange, LLC
First Trust BICK Index Fund                                                     International Securities Exchange, LLC
First Trust NASDAQ CEA Smartphone Index Fund                                    The NASDAQ OMX Group, Inc.
First Trust NASDAQ Global Auto Index Fund                                       The NASDAQ OMX Group, Inc.
First Trust ISE Cloud Computing Index Fund                                      International Securities Exchange, LLC
First Trust International IPO ETF                                               IPOX(R) Schuster, LLC
First Trust NASDAQ CEA Cybersecurity ETF                                        The NASDAQ OMX Group, Inc.

The respective license agreements allow for the use of each Fund's respective index and of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreements. The Funds, except for the Unitary Fee Funds, are required to pay licensing fees, which are shown on the Statements of Operations. The licensing fees for the Unitary Fee Funds are paid by First Trust from the unitary investment advisory fees it receives from each of these funds.

J. ACCOUNTING PRONOUNCEMENT

In June 2014, FASB issued Accounting Standards Update ("ASU") No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. A repurchase-to-maturity transaction is one where the repurchase agreement settles at the same time as the maturity of the transferred financial asset. These transactions, unlike other repurchase

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2015

agreements, were accounted for as sales and purchases instead of being treated as secured borrowings. This ASU changes that accounting practice and treats all repurchase agreements as secured borrowings. The ASU additionally requires two new disclosures which are intended to: a) disclose information on transferred assets accounted for as sales in transactions that are economically similar to repurchase agreements, and b) provide increased transparency about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings.

The ASU impacts all entities that enter into repurchase-to-maturity transactions, entities that account for these transactions as a sale and a purchase, and entities that engage in repurchase agreements and securities lending transactions.

The ASU is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. As CIBR commenced operations on July 6, 2015, the ASU is effective in the current fiscal year. As the Fund did not engage in any transactions subject to the ASU during the current fiscal year, there was no impact to this Fund's financial statement disclosures. Management is evaluating the impact, if any, of this guidance on the remaining Funds' financial statement disclosures.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For the following Unitary Fee Funds, First Trust is paid an annual unitary management fee at the specified rate of such each Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, licensing fees, legal, audit and other services, and excluding distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expense, acquired fund fees and expenses, taxes, interest, and extraordinary expenses.

                                                               % of Daily
                                                               Net Assets
                                                              ------------
First Trust ISE Global Copper Index Fund                         0.70%
First Trust ISE Global Platinum Index Fund                       0.70%
First Trust BICK Index Fund                                      0.64%
First Trust NASDAQ CEA Smartphone Index Fund                     0.70%
First Trust NASDAQ Global Auto Index Fund                        0.70%
First Trust ISE Cloud Computing Index Fund                       0.60%
First Trust International IPO ETF                                0.70%
First Trust NASDAQ CEA Cybersecurity ETF                         0.60%

For the First Trust STOXX(R) European Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Dow Jones Global Select Dividend Index Fund, First Trust ISE Global Wind Energy Index Fund, First Trust ISE Global Engineering and Construction Index Fund and First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (such funds, the "Expense Cap Funds"), First Trust is paid an annual management fee of 0.40% of such Fund's average daily net assets. For the Expense Cap Funds, the Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each such Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed the following amount as a percentage of average daily net assets per year (the "Expense Cap") at least through January 31, 2017.


                                                                                        Expense Cap
                                                                                        ------------
First Trust STOXX(R) European Select Dividend Index Fund                                   0.60%
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                      0.60%
First Trust Dow Jones Global Select Dividend Index Fund                                    0.60%
First Trust ISE Global Wind Energy Index Fund                                              0.60%
First Trust ISE Global Engineering and Construction Index Fund                             0.70%
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                   0.70%

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by First Trust. These amounts are included in "Expenses previously waived or reimbursed" on the Statements of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2015

The advisory fee waivers and expense reimbursements for the fiscal year ended September 30, 2015 and the fees waived or expenses borne by First Trust subject to recovery from the applicable Fund for the periods indicated were as follows:

                                                                                  Fees Waived or Expenses Borne by First Trust
                                                                                              Subject to Recovery
                                                                                  --------------------------------------------
                                                           Advisory    Expense
                                                             Fee        Reim-     Year Ended  Year Ended  Year Ended
                                                           Waivers    bursements  9/30/2013   9/30/2014    9/30/2015   Total
                                                          ----------  ----------  ----------  ----------  ----------  --------
First Trust STOXX(R) European Select Dividend
   Index Fund                                             $    1,870  $       --  $  100,869  $   42,359  $    1,870  $145,098
First Trust FTSE EPRA/NAREIT Developed
   Markets Real Estate Index Fund                            116,409          --      86,139     118,485     116,409   321,033
First Trust ISE Global Wind Energy Index Fund                 68,044          --      64,592      94,990      68,044   227,626
First Trust ISE Global Engineering and
   Construction Index Fund                                    39,845          --      32,237      37,787      39,845   109,869
First Trust NASDAQ(R) Clean Edge(R) Smart
   Grid Infrastructure Index Fund                             37,478          --      50,638      37,559      37,478   125,675

During the fiscal year ended September 30, 2015, First Trust recovered fees that were previously waived from First Trust Dow Jones Global Select Dividend Index Fund of $78,351. As of September 30, 2015, First Trust Dow Jones Global Select Dividend Index Fund did not have any remaining fees previously waived or expenses reimbursed that were still subject to recovery.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended September 30, 2015, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:


                                                                                   Purchases          Sales
                                                                                ----------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $     61,603,560  $   61,003,777
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                 10,937,743      10,388,845
First Trust Dow Jones Global Select Dividend Index Fund                              176,236,976     175,234,098
First Trust ISE Global Wind Energy Index Fund                                         11,791,149      11,990,237
First Trust ISE Global Engineering and Construction Index Fund                         6,417,831       6,882,374
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund               2,402,671       2,385,517
First Trust ISE Global Copper Index Fund                                               7,939,430       7,833,242
First Trust ISE Global Platinum Index Fund                                             3,648,882       3,811,345
First Trust BICK Index Fund                                                            9,259,641      11,941,009
First Trust NASDAQ CEA Smartphone Index Fund                                           3,234,461       3,179,381
First Trust NASDAQ Global Auto Index Fund                                              6,454,677       8,674,320
First Trust ISE Cloud Computing Index Fund                                           105,731,327     111,783,055
First Trust International IPO ETF                                                      2,171,876       1,938,363
First Trust NASDAQ CEA Cybersecurity ETF                                               5,846,589       4,955,308

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2015

For the fiscal year ended September 30, 2015, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                                   Purchases          Sales
                                                                                ----------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $     64,271,439  $   40,992,171
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                  6,949,085      17,689,011
First Trust Dow Jones Global Select Dividend Index Fund                              120,273,515     174,557,182
First Trust ISE Global Wind Energy Index Fund                                          7,663,799      45,108,442
First Trust ISE Global Engineering and Construction Index Fund                         4,341,533       4,664,833
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund               1,748,566       3,515,205
First Trust ISE Global Copper Index Fund                                               9,074,918       9,880,506
First Trust ISE Global Platinum Index Fund                                             1,030,569         358,881
First Trust BICK Index Fund                                                              754,757       4,948,661
First Trust NASDAQ CEA Smartphone Index Fund                                                  --              --
First Trust NASDAQ Global Auto Index Fund                                              5,190,400      30,659,093
First Trust ISE Cloud Computing Index Fund                                           191,157,719      67,128,169
First Trust International IPO ETF                                                      2,657,161       1,339,319
First Trust NASDAQ CEA Cybersecurity ETF                                              89,131,585              --


                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with brokers-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of a Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Purchasers of Creation Units must pay to BNYM, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2015

The standard Creation Transaction Fees and the Redemption Transaction Fees are as follows:


                                                                                    Creation        Redemption
                                                                                  Transaction      Transaction
                                                                                      Fees             Fees
                                                                                ----------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $            500  $          500
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                      4,000           4,000
First Trust Dow Jones Global Select Dividend Index Fund                                    1,000           1,000
First Trust ISE Global Wind Energy Index Fund                                              1,000           1,000
First Trust ISE Global Engineering and Construction Index Fund                             1,000           1,000
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                     500             500
First Trust ISE Global Copper Index Fund                                                     500             500
First Trust ISE Global Platinum Index Fund                                                   500             500
First Trust BICK Index Fund                                                                2,500           2,500
First Trust NASDAQ CEA Smartphone Index Fund                                               1,000           1,000
First Trust NASDAQ Global Auto Index Fund                                                  1,000           1,000
First Trust ISE Cloud Computing Index Fund                                                   500             500
First Trust International IPO ETF                                                            500             500
First Trust NASDAQ CEA Cybersecurity ETF                                                     500             500


                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before January 31, 2017 (except for First Trust International IPO ETF and First Trust NASDAQ CEA Cybersecurity ETF which will not pay 12b-1 fees any time before October 10, 2016 and July 2, 2017, respectively).

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                8. ADOPTION OF NON-FUNDAMENTAL INVESTMENT POLICY

On March 27, 2015, the Board of Trustees of CU, PLTM, FAN, FONE, GRID, CARZ and FPXI approved the adoption of a non-fundamental investment policy regarding each Fund's ability to invest in other investment companies (the "Policy"). Pursuant to the Policy, beginning on or about June 7, 2015, these Funds do not rely on
Section 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended, to invest in other investment companies.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there were the following subsequent events:

Effective on or about the close of business on December 21, 2015, the new investment objective for the First Trust ISE Global Copper Index Fund will be to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Indxx Global Natural Resources Income Index. In addition, the Fund will change its name to First Trust Indxx Global Natural Resources Income ETF. The Fund will continue to list and trade its shares on NASDAQ but will change its ticker symbol to "FTRI." When these changes are effective, the Fund's shares will also trade under a new CUSIP number.

Effective on or about the close of business on December 21, 2015, the new investment objective for the First Trust ISE Global Platinum Index Fund will be to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Indxx Global Agriculture Index. In addition, the Fund will change its name to First Trust Indxx Global Agriculture ETF. The Fund will continue to list and trade its shares on NASDAQ but will change its ticker symbol to "FTAG." When these changes are effective, the Fund's shares will also trade under a new CUSIP number.


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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST EXCHANGE-TRADED FUND
II:

We have audited the accompanying statements of assets and liabilities of First Trust STOXX(R) European Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Dow Jones Global Select Dividend Index Fund, First Trust ISE Global Wind Energy Index Fund, First Trust ISE Global Engineering and Construction Index Fund, First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund, First Trust ISE Global Copper Index Fund, First Trust ISE Global Platinum Index Fund, First Trust BICK Index Fund, First Trust NASDAQ CEA Smartphone Index Fund, First Trust NASDAQ Global Auto Index Fund, First Trust ISE Cloud Computing Index Fund, First Trust International IPO ETF, and First Trust NASDAQ CEA Cybersecurity ETF, each a series of the First Trust Exchange-Traded Fund II (the "Funds"), including the portfolios of investments, as of September 30, 2015, and the related statements of operations and changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the Funds' custodian and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the funds listed above included in the First Trust Exchange-Traded Fund II as of September 30, 2015, and the results of their operations, changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
November 23, 2015


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--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2015 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

First Trust ISE Global Copper Index Fund (the "Copper Fund") and First Trust ISE Global Platinum Index Fund (the "Platinum Fund"), each an exchange-traded index fund and a series of First Trust Exchange-Traded Fund II (the "Trust"), announced on June 18, 2015 that the Board of Trustees of the Trust has approved changes to each Fund's investment objective. Shareholders of the Copper Fund approved changes to the Copper Fund's investment objective on September 28, 2015, and shareholders of the Platinum Fund approved changes to the Platinum Fund's investment objective on October 12, 2015.

Accordingly, effective on or about the close of business on December 21, 2015, the Platinum Fund's new investment objective will be to seek investment results that correspond generally to the price and yield (before the Platinum Fund's fees and expenses) of an equity index called the Indxx Global Agriculture Index ("Agriculture Index"). The Agriculture Index is developed, maintained and sponsored by Indxx, LLC. In addition, the Platinum Fund will change its name to First Trust Indxx Global Agriculture ETF. The Platinum Fund will continue to list and trade its shares on The NASDAQ Stock Market LLC but will change its ticker symbol to "FTAG." When these changes are effective, the Platinum Fund's shares will also trade under a new CUSIP number.

In addition, effective on or about the close of business on December 21, 2015, the Copper Fund's new investment objective will be to seek investment results that correspond generally to the price and yield (before the Copper Fund's fees and expenses) of an equity index called the Indxx Global Natural Resources Income Index ("Natural Resources Index"). The Natural Resources Index is developed, maintained and sponsored by Indxx, LLC ("Indxx"). In addition, the Fund will change its name to First Trust Indxx Global Natural Resources Income ETF. The Copper Fund will continue to list and trade its shares on The NASDAQ Stock Market LLC but will change its ticker symbol to "FTRI." When these changes are effective, the Fund's shares will also trade under a new CUSIP number.

                            FEDERAL TAX INFORMATION

For the taxable year ended September 30, 2015, the following percentages of income dividend paid by the Funds qualified for the dividends received deduction available to corporations:


                                                                                Dividends Received
                                                                                    Deduction
                                                                                ------------------
First Trust STOXX(R) European Select Dividend Index Fund                               0.00%
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                  0.00%
First Trust Dow Jones Global Select Dividend Index Fund                               16.82%
First Trust ISE Global Wind Energy Index Fund                                         11.03%
First Trust ISE Global Engineering and Construction Index Fund                         0.00%
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund              42.14%
First Trust ISE Global Copper Index Fund                                              27.47%
First Trust ISE Global Platinum Index Fund                                             0.00%
First Trust BICK Index Fund                                                            0.00%
First Trust NASDAQ CEA Smartphone Index Fund                                          39.28%
First Trust NASDAQ Global Auto Index Fund                                             43.15%
First Trust ISE Cloud Computing Index Fund                                           100.00%
First Trust International IPO ETF                                                      0.00%

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2015 (UNAUDITED)

For the taxable year ended September 30, 2015, the following percentages of income dividends paid by the Funds is hereby designated as qualified dividend income:


                                                                                Qualified Dividend
                                                                                      Income
                                                                                ------------------
First Trust STOXX(R) European Select Dividend Index Fund                             100.00%
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                 16.91%
First Trust Dow Jones Global Select Dividend Index Fund                               88.82%
First Trust ISE Global Wind Energy Index Fund                                        100.00%
First Trust ISE Global Engineering and Construction Index Fund                       100.00%
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund             100.00%
First Trust ISE Global Copper Index Fund                                             100.00%
First Trust ISE Global Platinum Index Fund                                            67.77%
First Trust BICK Index Fund                                                           91.51%
First Trust NASDAQ CEA Smartphone Index Fund                                         100.00%
First Trust NASDAQ Global Auto Index Fund                                            100.00%
First Trust ISE Cloud Computing Index Fund                                           100.00%
First Trust International IPO ETF                                                    100.00%

The following Funds meet the requirements of Section 853 of the Internal Revenue Code and elect to pass through to their shareholders credit for foreign taxes paid. The total amounts of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:


                                                                     Gross Foreign Income           Foreign Taxes Paid
                                                                  ---------------------------   ---------------------------
                                                                     Amount       Per Share        Amount       Per Share
                                                                  -------------  ------------   -------------  ------------
First Trust STOXX(R) European Select Dividend Index Fund          $   9,796.098   $  0.70       $     450,432  $  0.03
First Trust Dow Jones Global Select Dividend Index Fund              24,790,757      1.32           1,521,125     0.08
First Trust ISE Global Wind Energy Index Fund                         1,509,737      0.39             126,077     0.03
First Trust ISE Global Engineering and Construction Index Fund          215,983      0.62              17,207     0.05
First Trust ISE Global Copper Index Fund                                401,660      0.35              32,570     0.03
First Trust ISE Global Platinum Index Fund                              197,642      0.20              21,747     0.02
First Trust BICK Index Fund                                             262,976      0.66              23,008     0.06
First Trust NASDAQ CEA Smartphone Index Fund                            137,659      0.46              18,284     0.06
First Trust NASDAQ Global Auto Index Fund                               481,398      0.51              60,199     0.06
First Trust International IPO ETF                                        34,524      0.69               2,409     0.05


                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND II.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on an exchange may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase shares directly from a Fund and individual shares are not redeemable. However, specified large blocks of shares called creation units can be purchased from, or redeemed to, the Fund.

ASIA RISK. The First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund invests in securities issued by companies operating in Asia and is therefore subject to certain risks associated specifically with Asia. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. The Tokyo stock market, as measured by the Tokyo Stock Price Index, has been volatile. Declines in the Tokyo stock market have made the country's banks and financial institutions vulnerable. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative effect on Japan's economy, and may continue to do so.

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                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2015 (UNAUDITED)

AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the "Frequent Purchases and Redemptions" Section) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to each Fund's net asset value and possibly face delisting.

BRAZIL RISK. The First Trust BICK Index Fund invests in common stock and depositary receipts of companies that are domiciled in Brazil. If a holder of depositary receipts exchanges its interest in the depositary receipts for the underlying shares, it may risk losing the ability to remit foreign currency abroad and certain Brazilian tax advantages. Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of its currency leading also to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates, and are particularly sensitive to fluctuations in commodity prices.

CANADA RISK. The First Trust ISE Global Copper Index Fund invests in the securities of companies that are domiciled in Canada. The Fund is particularly sensitive to political, economic and social conditions in that country. Canada is a major producer of metals and energy-related products. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Any adverse events that affect Canada's major industries may have a negative impact on the overall Canadian economy and the Shares of the Fund.

CHINA RISK. The First Trust BICK Index Fund and the First Trust International IPO ETF invest in H shares, depositary receipts and U.S.-listed common stock of companies that are domiciled in China, including Hong Kong. Some Chinese companies are listed on both the Hong Kong Stock Exchange with H shares and the Shanghai Stock Exchange with A shares. Price differentials between H shares and A shares of the same company may be significant. Also, price fluctuations of A shares are limited to either 5% or 10% per trading day, while no such limitations exist for H shares. Investing in securities of companies in China involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China's economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other low-cost emerging economies.

CLOUD COMPUTING COMPANIES RISK. The First Trust ISE Cloud Computing Index Fund invests in securities of companies engaged in the cloud computing industry, including companies that provide remote computation, software, data access and storage services. The risks related to investing in such companies include disruption in service caused by hardware or software failure, interruptions or delays in service by third-party data center hosting facilities and maintenance providers, security breaches involving certain private, sensitive, proprietary and confidential information managed and transmitted by cloud computing companies, and privacy concerns and laws, evolving Internet regulation and other foreign or domestic regulations that may limit or otherwise affect the operations of such companies. Also, the business models employed by the companies in the cloud computing industry may not prove to be successful.

CONCENTRATION RISK. Each Fund will be concentrated in the securities of a given industry if the Fund's corresponding index is concentrated in such individual industry. A concentration makes a Fund more susceptible to any single occurrence affecting the industry and may subject a Fund to greater market risk than less controlled funds.

CONSUMER DISCRETIONARY COMPANIES RISK. The First Trust NASDAQ Global Auto Index Fund invests in consumer discretionary companies, which manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace. Furthermore, the automotive industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. The industry can be significantly affected by labor relations and fluctuating component prices. While most of the major automotive manufacturers are large, financially strong companies, certain others may be non-diversified in both product line and customer base and may be more vulnerable to certain events that may negatively impact the automotive industry.

COPPER RISK. The First Trust ISE Global Copper Index Fund may be adversely affected by a decrease in the worldwide demand and price of copper. Various factors may lead to a decreased demand and price of copper. As an industrial metal, the demand for and price of copper may be negatively impacted by a decreased level of industrial activity using copper. Other factors include the availability of substitutes such as man-made or synthetic substitutes, disruptions in the supply chain, from mining to storage to smelting or refining, adjustments to inventory, variations in production costs, including storage,

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------
                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2015 (UNAUDITED)

labor and energy costs, costs associated with regulatory compliance, including environmental regulations and changes in industrial, government and consumer demand, both in individual consuming nations and internationally.

COPPER MINING COMPANY RISK. The First Trust ISE Global Copper Index Fund may be significantly impacted by the risks associated with the copper mining companies including competitive pressures in the copper mining business and the price of copper. Because more than half of the world's copper production occurs in the United States, Chile, Canada, Russia and Zambia, the Fund's share price may be particularly sensitive to any adverse political or economic developments affecting these countries. The Fund's share price may experience volatility because the price of copper may fluctuate substantially over short periods of time. Moreover, the index tracks companies involved in the copper mining business and not the price of copper. The securities of companies involved in the copper mining business may under- or over-perform the price of copper over the short-term or the long-term.

CURRENCY RISK. Because each Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of a Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in a Fund may change quickly and without warning, and you may lose money.

CYBERSECURITY COMPANIES RISK. Cybersecurity companies are companies that provide products and services intended to protect the integrity of data and network operations for private and public networks, computers and mobile devices. Like other types of technology and industrials companies, cybersecurity companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. These companies may also be smaller and less experienced companies, with limited product lines, markets, qualified personnel or financial resources.

DEPOSITARY RECEIPTS RISK. Certain Funds may hold securities of certain non-U.S. companies in the form of depositary receipts. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

EMERGING MARKETS RISK. An investment in emerging market companies involves certain further risks not associated with investing in developed market countries because emerging market countries are often in the initial stages of their industrialization cycles and have low per capita income. These increased risks include the possibility of investment and trading limitations, greater liquidity concerns, higher price volatility, greater delays and possibility of disruptions in settlement transactions, greater political uncertainties and greater dependence on international trade or development assistance. In addition, emerging market countries may be subject to overburdened infrastructures and environmental problems.

ENGINEERING AND CONSTRUCTION COMPANIES RISK. The First Trust ISE Global Engineering and Construction Index Fund invests in the securities of engineering and construction companies. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

EUROPE RISK. The First Trust STOXX(R) European Select Dividend Index Fund invests in securities issued by companies operating in Europe. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. The Fund is subject to greater risks of adverse events which occur in the European region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund's holdings. A significant number of countries in Europe are member states in the European Union, and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the euro, is exercised by the European Central Bank.

FINANCIAL COMPANIES RISK. The First Trust BICK Index Fund, the First Trust STOXX(R) European Select Dividend Index Fund, First Trust International IPO ETF and the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Fund invest in the securities of companies in the financials sector. Financial companies are

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ADDITIONAL INFORMATION (CONTINUED)
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                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2015 (UNAUDITED)

especially subject to the adverse effects of economic recession, volatile interest rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

HONG KONG INVESTMENT RISK. The First Trust International IPO ETF is subject to certain risks associated with Hong Kong, including Hong Kong's political and economic environment and the volatility of and the concentration of real estate companies listed on the Hong Kong Stock Exchange. Because of Hong Kong's reversion to China, any increase in uncertainty as to the economic and political status of Hong Kong, or a deterioration of the relationship between China and the United States, could have negative implications on stocks listed on the Hong Kong Stock Exchange. Securities prices on the Hong Kong Stock Exchange can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets.

INDEX CORRELATION RISK. You should anticipate that the value of each Fund's shares will decline, more or less, in correlation with any decline in the value of that Fund's corresponding index.

INDIA RISK. The First Trust BICK Index Fund invests in depositary receipts of companies that are domiciled in India. Investment restrictions in India may limit the ability to convert equity shares into depositary receipts and vice versa. These restrictions may cause equity shares of the underlying issuer to trade at a premium or discount to the market price of the depositary receipt. Investing in securities of Indian companies involves additional risks, including, but not limited to: greater price volatility; substantially less liquidity and significantly smaller market capitalization of securities markets; more substantial governmental involvement in the economy; higher rates of inflation; and greater political, economic and social uncertainty. Government controls have been reduced on imports and foreign investment, and privatization of domestic output has proceeded slowly. The rapid economic growth of the last few years has put heavy stress on India's infrastructural facilities. Furthermore, although the Indian government is well aware of the need for reform and is pushing ahead in this area, businesses still have to deal with an inefficient and sometimes slow-moving bureaucracy.

INDUSTRIALS COMPANIES RISK. The First Trust ISE Global Engineering and Construction Index Fund, First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund, First Trust ISE Global Wind Energy Index Fund and First Trust STOXX(R) European Select Dividend Index Fund invest in the securities of companies in the industrials sector. Many companies in this sector convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industries included in this sector are electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industrials companies are involved in electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of industrials companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

INFORMATION TECHNOLOGY COMPANIES RISK. The First Trust ISE Cloud Computing Index Fund and First Trust NASDAQ CEA Smartphone Index Fund invest in the securities of technology companies. Technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance. Furthermore, the First Trust ISE Cloud Computing Index Fund invests in the securities of Internet companies. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations.

INTELLECTUAL PROPERTY RISK. Each Fund relies on a license and related sublicense that permits it to use its corresponding index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the index provider and, as a result, a Fund may lose its ability to use such intellectual property. There is also no guarantee that an index provider has all rights to lease intellectual property on behalf of a Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license such intellectual property, it may have a significant impact on the operation of the affected Fund.

INTEREST RATE RISK. The First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund is also subject to interest rate risk. Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.


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                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2015 (UNAUDITED)

INTERNATIONAL CLOSED MARKET TRADING RISK. Because securities held by the Fund trade on non-U.S. exchanges that are closed when the Fund's primary listing exchange is open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security (i.e., the Fund's quote from the closed foreign market), resulting in premiums or discounts to the Fund's net asset value that may be greater than those experienced by other exchange-traded funds. However, because shares can be created and redeemed in Creation Units at the Fund's net asset value, it is not expected that large discounts or premiums to the net asset value of the Fund will be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values).

IPO RISK. The First Trust International IPO ETF invests in securities of companies that have recently conducted an initial public offering and are often subject to extreme price volatility and speculative trading. These stocks may have exhibited above-average price appreciation in connection with the initial public offering prior to inclusion in the index tracked by the Fund. The price of stocks included in that index may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past.

JAPAN RISK. The First Trust ISE Global Engineering and Construction Index Fund and First Trust NASDAQ Global Auto Index Fund invest in the stock of companies operating in Japan. Because Japan's economy and equity market share a strong correlation with the U.S. markets, the Japanese economy may be affected by economic problems in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan's economy may also be affected by economic, political or social instability in those countries. Despite a strengthening in the economic relationship between Japan and China, the countries' political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Japanese securities may also be subject to lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative effect on Japan's economy, and may continue to do so.

LIQUIDITY RISK. Whether or not the equity securities in the First Trust ISE Global Wind Energy Index Fund are listed on a securities exchange, the principal trading market for certain of the equity securities in the Fund may be in the over-the-counter market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities are held in the Fund will be adversely affected if trading markets for the equity securities are limited or absent.

MARKET RISK. Each Fund is subject to the risk that a particular security owned by a Fund or shares of a Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments.

MATERIAL COMPANIES RISK. The First Trust ISE Global Copper Index Fund and the First Trust ISE Global Platinum Index Fund invest in the securities of companies in the materials sector. General risks of the materials sector include the general state of the economy, consolidation, domestic and international politics and excess capacity. In addition, basic materials companies may also be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control devices.

NEW FUND RISK. The First Trust International IPO ETF and First Trust NASDAQ CEA Cybersecurity ETF currently have fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

NON-CORRELATION RISK. Each Fund's return may not match the return of its corresponding index for a number of reasons. For example, the Funds incur operating expenses not applicable to their corresponding indexes, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of its corresponding index. In addition, each Fund's portfolio holdings may not exactly replicate the securities included in its corresponding index or the ratios between the securities included in such index.

NON-DIVERSIFICATION RISK. Each Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. As a result, each Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Funds may invest a relatively high percentage of their assets in a limited number of issuers, the Funds may be more susceptible to any single economic, political or regulatory occurrence affecting one or more of these and to the issuers, experience increased volatility and be highly concentrated in certain issues.


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                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2015 (UNAUDITED)

NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges in foreign countries.

PASSIVE FOREIGN INVESTMENT COMPANY RISK. Each Fund may invest in companies that are considered to be PFICs, which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income. Therefore, such Funds could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is distributed to its shareholders in a timely manner. Such Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.

PASSIVE INVESTMENT RISK. The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invest in securities included in or representative of its index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

PGM RISK. The First Trust ISE Global Platinum Index Fund may be adversely affected by a decrease in the worldwide demand and price of platinum group metals ("PGM"). Various factors may lead to a decreased demand and price of PGMs. An increase in the level of hedge activity of PGM-producing companies could cause a decline in world PGM prices. A significant negative change in the attitude of speculators and investors towards PGMs could cause a decline in world PGM prices. A widening of interest rate differentials between the cost of money and the cost of PGMs could also negatively affect the price of PGMs which, in turn, could negatively affect the price of the Shares. In addition, automobile components that use PGMs account for a significant percentage of the global demand for PGMs. Because of the decline in demand and reduction in sales experienced by the global automotive industry, the price of PGMs may be negatively affected. PGM companies are also subject to risks associated with the exploration, development and production of PGMs, including competition for land, difficulties in obtaining required governmental approval to mine land, inability to raise adequate capital, increases in production costs and political unrest in nations where sources of PGMs are located, particularly Russia and South Africa.

PGM MINING COMPANY RISK. The First Trust ISE Global Platinum Index Fund may be significantly impacted by the risks associated with the PGM companies including competitive pressures in the PGM mining business and the price of PGMs. Because a vast majority of the world's PGM production occurs in Russia and South Africa, the Fund's share price may be particularly sensitive to any adverse political or economic developments affecting these countries. The Fund's share price may experience volatility because the price of PGMs may fluctuate substantially over short periods of time. Moreover, the index tracks companies involved in the PGM mining business and not the price of PGMs. The securities of companies involved in the PGM mining business may under- or over-perform the price of PGMs over the short-term or the long-term.

PORTFOLIO TURNOVER RISK. The First Trust International IPO's investment strategy may frequently involve buying and selling portfolio securities. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

REAL ESTATE INVESTMENT RISK. The First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund invests in companies in the real estate industry, including REITs and therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a REIT's market, changes in interest rates and environmental problems. The Fund may also be impacted by the downturn in the subprime mortgage lending market in the United States. Subprime loans have higher defaults and losses than prime loans. Subprime loans also have higher serious delinquency rates than prime loans. Because the Fund invests in REITs it is subject to certain other risks related to REIT structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self liquidation of one or more holdings, and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

REPLICATION MANAGEMENT RISK. Each Fund is exposed to additional market risk due to its policy of investing principally in the securities included in its corresponding index. As a result of this policy, securities held by each Fund will generally not be bought or sold in response to market fluctuations.

RUSSIA RISK. Because a significant percentage of the world's PGM mining takes place in Russia, the First Trust ISE Global Platinum Index Fund is particularly sensitive to political and economic conditions in that country. The Fund may be affected unfavorably by political developments, social instability, changes in government policies and other political and economic developments in Russia.

SECURITIES LENDING RISK. Certain Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks, and other institutions to generate additional income. Under these Funds' securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The


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                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2015 (UNAUDITED)

Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. When a dividend is paid on a security that is out on loan, the borrower receives the dividend and in turn makes a payment of the same amount to the fund. Dividends, if they constitute "qualified dividends," are taxable at the same rate as long-term capital gains. These payments made by borrowers, however, are not qualified dividends, and are taxable at higher ordinary income rates. As a result, some of the distributions received by shareholders who hold Fund shares in taxable accounts may be subject to taxation at a higher rate than if the Fund had not loaned its portfolio securities.

SMALLER COMPANIES RISK. Certain Funds may invest in small and/or mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

SMART GRID COMPANIES RISK. The First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund invests in the securities of smart grid companies. Smart grid companies can be negatively affected by high costs of research and development, high capital requirements for implementation, uncertain government regulations and input, limited ability of industrial and utility companies to quickly transform their businesses in order to implement new technologies and uncertainty of the ability of new products to penetrate established industries. Smart grid companies are often reliant upon contracts with government and commercial customers which may expire from time to time. Such companies are also affected by the general business conditions within the industrial, utility, information technology and telecommunications sectors and the overall global economy.

SMARTPHONE COMPANIES RISK. The First Trust NASDAQ CEA Smartphone Index Fund invests in securities of companies in the smartphone industry. The smartphone industry is characterized by intense competition and new market entrants, which could negatively impact profit margins and overall revenues of the companies involved in the industry. Smartphone companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Smartphone companies are affected by high and continuing costs of research and development due to quickly evolving technologies. Smartphone companies are often reliant upon the relationships with third-parties, which can be unpredictable. Additionally, the smartphone industry is in the early stages of development and can be extremely volatile.

SOUTH AFRICA RISK. Because a significant percentage of the world's PGM mining takes place in South Africa, the First Trust ISE Global Platinum Index Fund is particularly sensitive to political and economic conditions in that country. South Africa has historically experienced acts of terrorism and strained international relations related to border disputes, historical animosities, racial tensions and other domestic concerns. These situations may cause uncertainty in the South African market and may adversely affect the performance of the South African economy.

SOUTH KOREA RISK. The First Trust BICK Index Fund invests in common stock of companies that are domiciled in South Korea. The South Korean economy is dependent on the economies of Asia and the United States as key trading partners. Reduction in spending by these economies on South Korean products and services or negative changes in any of these economies, mainly in China or Southeast Asia, may cause an adverse impact on the South Korean economy. Furthermore, South Korea's economy is also dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other low cost emerging economies. Also, the political tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate on the Korean peninsula.

TECHNOLOGY COMPANIES RISK. Technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

TELECOMMUNICATIONS COMPANIES RISK. The First Trust Dow Jones Global Select Dividend Index Fund invests in companies in the telecommunication sector. Telecommunication companies are subject to risks, such as: a market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.

UNITED KINGDOM RISK. The First Trust STOXX(R) European Select Dividend Index Fund and the First Trust ISE Global Copper Index Fund invest a significant portion of their assets in companies that are domiciled in the United Kingdom, the Funds are particularly sensitive to political, economic and social conditions in that country. The Funds may be affected unfavorably by political


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                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2015 (UNAUDITED)

developments, social instability, changes in government policies and other political and economic developments in the United Kingdom.

UTILITY COMPANIES RISK. The First Trust ISE Global Wind Energy Index Fund invests in the securities of companies in the utilities sector. General problems of issuers in the utilities sector include the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

WIND ENERGY COMPANIES RISK. The First Trust ISE Global Wind Energy Index Fund invests in wind energy companies. Wind energy companies can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. This can be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. Wind energy companies could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations. In addition, the Fund may include companies affected by industry consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. They may also be significantly affected by overall capital spending levels, economic cycles, delays in modernization, labor relations, government regulations and e-commerce initiatives.

                              ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT (NON-UNITARY FEE FUNDS)

The Board of Trustees of the First Trust Exchange-Traded Fund II (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the following six series of the Trust (each a "Fund" and collectively, the "Funds"):

    First Trust STOXX(R) European Select Dividend Index Fund (FDD)
    First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR) First Trust Dow Jones Global Select Dividend Index Fund (FGD)
    First Trust ISE Global Engineering and Construction Index Fund (FLM)
    First Trust ISE Global Wind Energy Index Fund (FAN)
    First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index
       Fund (GRID)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2016, at a meeting held on June 16, 2015. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on March 8-9, 2015, April 20, 2015 and June 16, 2015, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee for each Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds or "ETFs") selected by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor with similar investment objectives and to other ETFs managed by the Advisor; expenses of each Fund compared to expense ratios of the funds in the Fund's MPI Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and a summary of the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on March 8-9, 2015, and additional materials at a special meeting held on April 20, 2015, at each of which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and those were considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 16, 2015 meeting, as well as at the meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business


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                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2015 (UNAUDITED)

arrangement from each Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's advisory fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of services provided under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all the services provided by the Advisor to the Funds. The Board also considered the background and experience of the persons responsible for the day-to-day management of the Funds. The Board considered the compliance program that had been developed by the Advisor and the procedures in place to monitor each Fund's investment program. The Board considered the significant asset growth of the First Trust Fund Complex (particularly in ETFs) and the Advisor's concomitant investment in infrastructure and personnel dedicated to the First Trust funds. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with the Fund's investment objective and policies.

The Board considered the advisory fee payable by each Fund under the Agreement. The Board considered that the Advisor agreed to extend the current expense cap for each Fund through January 31, 2017. For each Fund, the Board noted that expenses borne or fees waived by the Advisor are to be subject to reimbursement by the Fund for up to three years from the date the expense was incurred or fee was waived, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne or fees were waived by the Advisor. The Board considered the advisory fees charged by the Advisor to other First Trust ETFs not paying a unitary fee and other advisory clients with investment objectives and policies similar to the Funds', noting that those fees generally were similar to the advisory fees charged to the Funds. The Board also reviewed data prepared by MPI showing the advisory fee and expense ratio of each Fund as compared to the fees and expense ratios of the peer funds in each Fund's MPI Peer Group. Because each Fund's MPI Peer Group included peer funds that pay a unitary fee, the Board determined that expense ratios were the most relevant data point. Based on the information provided, the Board noted that the total
(net) expense ratios of FAN, FGD and FDD were at or near the median total (net) expense ratio of the peer funds in each Fund's respective MPI Peer Group and that the total (net) expense ratios of FLM, FFR and GRID were above the median total (net) expense ratio of the peer funds in each Fund's respective MPI Peer Group. The Independent Trustees discussed with representatives of the Advisor and independent counsel the limitations in creating peer groups for ETFs and different business models that affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the MPI data.

The Board considered performance information for each Fund, noting that the performance information included each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board also considered information for periods ended December 31, 2014 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, the Fund's tracking error and the Fund's excess return as compared to a benchmark index. The Board considered the Advisor's representations regarding the impact of foreign security fair valuations and currency exchange rates on the correlation between FDD's, FFR's, FGD's, FLM's and FAN's performance and that of each of their underlying indices. Based on the information provided and its ongoing review of performance, the Board concluded that, after factoring in the impact of fair valuations, each Fund was correlated to its underlying index and that the tracking error for each Fund was consistent with the Fund's prospectus. In addition, the Board reviewed data prepared by MPI comparing each Fund's performance to its respective MPI Peer Group and to a broad-based benchmark, but given each Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking error.

On the basis of all the information provided on the fees, expenses and performance of each Fund, the Board concluded that the advisory fee for each Fund was reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor to each Fund under the Agreement.

The Board noted that the Advisor has made and continues to make significant investments in personnel and infrastructure and considered whether the Funds' fee levels reflect any economies of scale for the benefit of shareholders. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to each Fund for the twelve months ended December 31, 2014, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the pre-tax profits estimated to have been realized by the Advisor in connection with the management of each Fund were not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds'
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                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2015 (UNAUDITED)

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT (UNITARY FEE FUNDS)

The Board of Trustees of the First Trust Exchange-Traded Fund II (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the following six series of the Trust (each a "Fund" and collectively, the "Funds"):

    First Trust NASDAQ CEA Smartphone Index Fund (FONE)
    First Trust BICK Index Fund (BICK)
    First Trust ISE Global Copper Index Fund (CU)
    First Trust ISE Global Platinum Index Fund (PLTM)
    First Trust NASDAQ Global Auto Index Fund (CARZ)
    First Trust ISE Cloud Computing Index Fund (SKYY)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2016, at a meeting held on June 16, 2015. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on March 8-9, 2015, April 20, 2015 and June 16, 2015, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee for each Fund as compared to fees charged to a peer group of funds (substantially all of which were exchange-traded funds or "ETFs") selected by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor with similar investment objectives and to other ETFs managed by the Advisor; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and a summary of the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on March 8-9, 2015, and additional materials at a special meeting held on April 20, 2015, at each of which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided including, for CU and PLTM, pro forma information reflecting index changes considered and approved by the Board at the June meeting, and those were considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 16, 2015 meeting, as well as at the meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from each Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of services provided under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all the services provided by the Advisor to the Funds. The Board also considered the background and experience of the persons responsible for the day-to-day management of the Funds. The Board considered the compliance program that had been developed by the Advisor and the procedures in place to monitor each Fund's investment program. The Board considered the significant asset growth of the First Trust Fund Complex (particularly in ETFs) and the Advisor's concomitant investment in infrastructure and personnel dedicated to the First Trust funds. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with the Fund's investment objective and policies.

The Board considered the unitary fee payable by each Fund under the Agreement, noting that four of the Funds pay the Advisor a fee equal to an annual rate of 0.70% of their average daily net assets (with a fee of 0.64% for BICK and 0.60% for SKYY) and that the Advisor is responsible for each Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit, licensing and other services, but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board compared each Fund's unitary fee to the total expense ratios (after fee waivers and/or expense reimbursements, if

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2015 (UNAUDITED)

any) of other First Trust ETFs, including First Trust ETFs that pay a unitary fee, and to the advisory fees charged by the Advisor to other advisory clients with investment objectives and policies similar to the Funds'. The Board also reviewed data prepared by MPI showing the unitary fee for each Fund as compared to the advisory fees and expense ratios of the peer funds in each Fund's MPI Peer Group and determined that, because each Fund charges a unitary fee, expense ratios were the most relevant data point. Based on the information provided, the Board noted that the unitary fee for each Fund other than BICK was above the median total (net) expense ratio of the peer funds in each Fund's respective MPI Peer Group, and that the unitary fee for BICK was equal to the median total
(net) expense ratio of the peer funds in its MPI Peer Group. The Independent Trustees discussed with representatives of the Advisor and independent counsel limitations in creating peer groups for ETFs and different business models that affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the MPI data.

The Board considered performance information for each Fund, noting that the performance information included each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board also considered information for periods ended December 31, 2014 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, the Fund's tracking error and the Fund's excess return as compared to a benchmark index. The Board considered the Advisor's representations regarding the impact of foreign security fair valuations and currency exchange rates on the correlation between BICK's, PLTM's and CARZ's performance and that of each of their underlying indices. Based on the information provided and its ongoing review of performance, the Board concluded that, after factoring in the impact of fair valuations, each Fund was correlated to its underlying index and that the tracking error for each Fund was consistent with the Fund's prospectus. In addition, the Board reviewed data prepared by MPI comparing each Fund's performance to its respective MPI Peer Group and to a broad-based benchmark, but given each Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking error.

On the basis of all the information provided on the unitary fee and performance of each Fund, the Board concluded that the unitary fee for each Fund was reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor to each Fund under the Agreement.

The Board noted that the Advisor has made and continues to make significant investments in personnel and infrastructure and considered whether the Funds' fee levels reflect any economies of scale for the benefit of shareholders. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to each Fund for the twelve months ended December 31, 2014, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the pre-tax profits (if any) estimated to have been realized by the Advisor in connection with the management of each Fund (including pro forma profitability data for CU and PLTM) were not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of the First Trust Exchange-Traded Fund II (the "Trust"), including the Independent Trustees, unanimously approved the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. ("First Trust") on behalf of the First Trust NASDAQ CEA Cybersecurity ETF (the "Fund"), for an initial two-year term at a meeting held on June 16, 2015. The Board determined that the Agreement is in the best interests of the Fund in light of the extent and quality of services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for the Fund, the Independent Trustees received a report in advance of the Board meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services to be provided by First Trust to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee structure for the Fund as compared to fees charged by advisors to other comparable exchange-traded funds ("ETFs") and as compared to fees charged to other ETFs managed by First Trust; the estimated expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any;

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2015 (UNAUDITED)

financial data on First Trust; fall out benefits to First Trust and its affiliate, First Trust Portfolios L.P. ("FTP"); and a summary of First Trust's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by First Trust. The Board applied its business judgment to determine whether the arrangement between the Trust and First Trust is a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders.

In evaluating whether to approve the Agreement for the Fund, the Board considered the nature, extent and quality of services to be provided by First Trust under the Agreement and considered that First Trust employees provide management services to other ETFs and to other investment companies in the First Trust fund complex with diligence and care. The Board considered the compliance program that had been developed by First Trust and the skills of its employees who would be working with the Fund. It also considered the efforts expended by First Trust in organizing the Trust and in arranging for other entities to provide services to the Fund. Since the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund, but the Board did consider the hypothetical investment performance of the underlying index. The Board considered reports it receives on a quarterly basis showing the correlation and tracking error between other ETFs for which First Trust serves as investment advisor and their applicable underlying indexes. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services to be provided to the Fund by First Trust under the Agreement are expected to be satisfactory.

The Board reviewed information regarding the proposed unitary fee structure for the Fund. The Board noted that under the Fund's unitary fee arrangement, the Fund would pay First Trust a fee equal to an annual rate of 0.60% of its average daily net assets and that First Trust would be responsible for the Fund's ordinary operating expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, but excluding the fee payments under the Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board reviewed information provided by First Trust and Management Practice, Inc. ("MPI"), an independent source, for the Fund on the advisory fees and expense ratios of other comparable ETFs (the "MPI Peer Group"), but also noted First Trust's statements about the limitations on the comparability of the MPI Peer Group with the Fund. The Board noted that the Fund's total expense ratio under its proposed unitary fee was equal to the median of the MPI Peer Group. The Board compared the Fund's unitary fee to the total expense ratios (after fee waivers and/or expense reimbursements, if any) of other First Trust ETFs, including First Trust ETFs that pay a unitary fee, and to the advisory fees charged by First Trust to other advisory clients, noting, in particular, that First Trust provides investment advisory services to the First Trust ISE Cloud Computing Index Fund ("SKYY"), an ETF which First Trust believes has similar investment objectives and policies as the Fund, and that First Trust did not disclose any other similarly managed accounts for other advisory clients. The Board noted that First Trust charges SKYY a unitary fee equal to the proposed fee for the Fund. In light of the information considered and the nature, extent and quality of services expected to be provided to the Fund under the Agreement, the Board determined that the proposed unitary fee for the Fund was fair and reasonable.

The Board noted that the proposed unitary fee for the Fund was not structured to pass the benefits of any economies of scale on to shareholders as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit First Trust, but that a unitary fee structure provides a level of certainty in expenses for the Fund. The Board noted that First Trust has made and continues to make significant investments in personnel and infrastructure for the First Trust fund complex. The Board took the costs to be borne by First Trust in connection with its services to be performed for the Fund under the Agreement into consideration and noted that First Trust was unable to estimate the profitability of the Agreement for the Fund to First Trust. The Board considered that First Trust had identified as a fall-out benefit to First Trust and FTP their exposure to investors and brokers who, in the absence of the Fund, may have had no dealings with the First Trust or FTP. The Board also noted that First Trust would not utilize soft dollars in connection with its management of the Fund's portfolio.

Based on all the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.


        NOT FDIC INSURED    NOT BANK GUARANTEED    MAY LOSE VALUE

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2015 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                            NUMBER OF            OTHER
                                                                                          PORTFOLIOS IN     TRUSTEESHIPS OR
                                 TERM OF OFFICE                                          THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                           FUND COMPLEX      HELD BY TRUSTEE
     DATE OF BIRTH AND             ELECTED OR             PRINCIPAL OCCUPATIONS            OVERSEEN BY        DURING PAST
  POSITION WITH THE TRUST          APPOINTED               DURING PAST 5 YEARS               TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------
                                                     INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term    Physician; President, Wheaton              116         None
c/o First Trust Advisors L.P.                       Orthopedics; Limited Partner,
120 E. Liberty Drive,          o Since Inception    Gundersen Real Estate Limited
  Suite 400                                         Partnership; Member, Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee      o Indefinite Term    President (March 2010 to Present),         116         Director of ADM
c/o First Trust Advisors L.P.                       Senior Vice President and Chief                        Investor Services,
120 E. Liberty Drive,          o Since Inception    Financial Officer (May 2007 to                         Inc., ADM
  Suite 400                                         March 2010), ADM Investor                              Investor Services
Wheaton, IL 60187                                   Services, Inc. (Futures Commission                     International and
D.O.B.: 11/57                                       Merchant)                                              Futures Industry
                                                                                                           Association

Robert F. Keith, Trustee       o Indefinite Term    President (2003 to Present), Hibs          116         Director of Trust
c/o First Trust Advisors L.P.                       Enterprises (Financial and                             Company of
120 E. Liberty Drive,          o Since Inception    Management Consulting)                                 Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee       o Indefinite Term    Managing Director and Chief                116         Director of
c/o First Trust Advisors L.P.                       Operating Officer (January 2015 to                     Covenant
120 E. Liberty Drive,          o Since Inception    Present), Pelita Harapan                               Transport Inc.
  Suite 400                                         Educational Foundation                                 (May 2003 to
Wheaton, IL 60187                                   (Educational Products and                              May 2014)
D.O.B.: 03/54                                       Services); President and Chief
                                                    Executive Officer (June 2012 to
                                                    September 2014), Servant
                                                    Interactive LLC (Educational
                                                    Products and Services); President
                                                    and Chief Executive Officer (June
                                                    2012 to September 2014), Dew
                                                    Learning LLC (Educational Products
                                                    and Services); President (June
                                                    2002 to June 2012),  Covenant
                                                    College

------------------------------------------------------------------------------------------------------------------------------
                                                      INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee,    o Indefinite  Term   Chief Executive Officer (December          116         None
Chairman of the Board                               2010 to Present), President
120 E. Liberty Drive,          o Since Inception    (until December 2010), First Trust
  Suite 400                                         Advisors L.P. and First Trust
Wheaton, IL 60187                                   Portfolios L.P.; Chairman of the
D.O.B.: 09/55                                       Board of Directors, BondWave LLC
                                                    (Software Development Company/
                                                    Investment Advisor) and
                                                    Stonebridge Advisors LLC
                                                    (Investment Advisor)

-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2015 (UNAUDITED)

                                  POSITION AND                TERM OF OFFICE
       NAME, ADDRESS                OFFICES                   AND LENGTH OF                      PRINCIPAL OCCUPATIONS
     AND DATE OF BIRTH             WITH TRUST                    SERVICE                          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
                                                         OFFICERS (2)
------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley                President and                o Indefinite term            Chief Operating (December 2010 to
120 E. Liberty Drive,          Chief Executive                                           Present) and Chief Financial Officer,
  Suite 400                    Officer                      o Since Inception            First Trust Advisors L.P and First
Wheaton, IL 60187                                                                        Trust Portfolios L.P.; Chief
D.O.B.: 11/57                                                                            Financial Officer, BondWave LLC
                                                                                         (Software Development Company/
                                                                                         Investment Advisor) and Stonebridge
                                                                                         Advisors LLC (Investment Advisor)


James M. Dykas                 Treasurer, Chief             o Indefinite term            Controller (January 2011 to Present),
120 E. Liberty Drive,          Financial Officer                                         Senior Vice President (April 2007 to
  Suite 400                    and Chief                    o Since Inception            Present), First Trust Advisors L.P.
Wheaton, IL 60187              Accounting Officer                                        and First Trust Portfolios L.P.
D.O.B.: 01/66



W. Scott Jardine               Secretary and                o Indefinite term            General Counsel, First Trust Advisors
120 E. Liberty Drive,          Chief Legal Officer                                       L.P., First Trust Portfolios L.P.;
  Suite 400                                                 o Since Inception            Secretary and General Counsel,
Wheaton, IL 60187                                                                        BondWave LLC (Software Development
D.O.B.: 05/60                                                                            Company/Investment Advisor) and
                                                                                         Stonebridge Advisors LLC (Investment
                                                                                         Advisor)

Daniel J. Lindquist            Vice President               o Indefinite term            Managing Director (July 2012 to
120 E. Liberty Drive,                                                                    Present), Senior Vice President
  Suite 400                                                 o Since Inception            (September 2005 to July 2012), First
Wheaton, IL 60187                                                                        Trust Advisors L.P. and First Trust
D.O.B: 02/70                                                                             Portfolios L.P.



Kristi A. Maher                Chief Compliance             o Indefinite term            Deputy General Counsel, First Trust
120 E. Liberty Drive,          Officer and                                               Advisors L.P. and First Trust
  Suite 400                    Assistant Secretary          o Since Inception            Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 12/66



Roger F. Testin                Vice President               o Indefinite term            Senior Vice President, First Trust
120 E. Liberty Drive,                                                                    Advisors L.P. and First Trust
  Suite 400                                                 o Since Inception            Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland                    Vice President               o Indefinite term            Senior Vice President (September 2012
120 E. Liberty Drive,                                                                    to Present), Vice President (August
  Suite 400                                                 o Since Inception            2005 to September 2012), First Trust
Wheaton, IL 60187                                                                        Advisors L.P. and First Trust
D.O.B.: 11/70                                                                            Portfolios L.P.

-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------
                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2015 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

      o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required by law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

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


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


FIRST TRUST

First Trust Exchange-Traded Fund II


Investment Advisor
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

Administrator, Custodian,
Fund Accountant &
Transfer Agent
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Independent Registered
Public Accounting firm
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

Legal Counsel
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $262,500 for the fiscal year ended September 30, 2014 and $285,000 for the fiscal year ended September 30, 2015.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2014 and $0 for the fiscal year ended September 30, 2015.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2014 and $0 for the fiscal year ended September 30, 2015.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $39,525 for the fiscal year ended September 30, 2014 and $40,275 for the fiscal year ended September 30, 2015. These fees were for tax return review and multistate tax compliance.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for the fiscal year ended September 30, 2014 and $0 for the fiscal year ended September 30, 2015.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2014 and $0 for the fiscal year ended September 30, 2015.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2014 and $0 for the fiscal year ended September 30, 2015.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

              Registrant:                   Adviser and Distributor:
              -----------                   ------------------------
                 (b) 0%                              (b) 0%
                 (c) 0%                              (c) 0%
                 (d) 0%                              (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended September 30, 2014 were $39,325 for the registrant, $43,500 for the registrant's investment adviser and $36,000 for the registrant's distributor, and for the fiscal year ended September 30, 2015 were $40,275 for the registrant, $12,500 for the registrant's investment adviser and $36,500 for the registrant's distributor.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

ITEM 6. INVESTMENTS.

(a) The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
       Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)          First Trust Exchange-Traded Fund II
                 ----------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: November 19, 2015
     --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: November 19, 2015
     --------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: November 19, 2015
     --------------------

* Print the name and title of each signing officer under his or her signature.